ANNUAL REPORT


DECEMBER 31, 2000

TEMPLETON INVESTMENT PLUS

- Franklin Templeton Variable
  Insurance Products Trust
- The Phoenix Edge Series Fund


[FRANKLIN TEMPLETON LOGO]
FRANKLIN(R) TEMPLETON(R) INVESTMENTS

PAGE
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST ANNUAL REPORT
TABLE OF CONTENTS

Letter to Contract Owners  ..............................       2
A Word About Risk .......................................       4
Important Notes to Performance Information ..............       5
Fund Summaries
 Templeton Asset Strategy Fund ..........................    TA-1
  Prospectus Supplement .................................    TA-6
 Templeton Developing Markets Securities Fund ...........    TD-1
 Templeton Global Income Securities Fund  ...............   TGI-1
  Prospectus Supplement .................................   TGI-5
 Templeton Growth Securities Fund  ......................    TG-1
  Prospectus Supplement .................................    TG-6
 Templeton International Securities Fund ................    TI-1
Index Definitions  ......................................     I-1

PHNXI AOO 02/01 PHOENIX TIP

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (VIP) currently consists of 28 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.

Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.

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LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This annual report for Franklin Templeton Variable Insurance Products Trust covers the year ended December 31, 2000. The year 2000 was the fastest for global economic expansion since 1984; however, the pace slackened considerably in the second half of the year. By the end of the period, investors appeared concerned about how far the global economy might slide. The U.S. technology and telecommunications-dominated "new economy" lost steam in the first quarter, leading to a pronounced rotation from growth stocks into more value-oriented sectors. After considerable volatility, the domestic and international stock markets generally ended the year in negative territory. The technology-heavy Nasdaq Composite Index tumbled 38.83% to 2471, while the broader-based Standard & Poor's 500(R) (S&P 500(R)) Composite Index fell 9.11% to 1320. However, value stocks overall posted positive returns, as measured by the S&P Barra Value Index, which returned 5.15% for the year.(1)

In the first and second quarters of the year, the U.S. gross domestic product's (GDP's) annualized 4.8% and 5.6% growth rates contributed to inflationary fears. In an effort to moderate economic growth to more sustainable levels, the Federal Reserve Board (the Fed) raised the Fed funds target rate from 5.5% to 6.5%. In the third quarter, the GDP's dramatic deceleration to an annualized 2.2% growth rate, combined with data pointing to declining retail sales, manufacturing output and consumer confidence, confirmed that the economy had in fact slowed. These factors, in addition to earnings warnings from many high-profile companies, prompted Fed policy makers to change their outlook for the first time in two years. In December, despite the tight labor market, characterized by unemployment hovering near 30-year lows, and only moderate inflation (with the exception of higher energy prices), the Fed signaled that recession, rather than inflation, posed the greatest risk to U.S. economic expansion. In fact, by the end of the year, fourth quarter GDP growth dropped further, to a 1.4% annualized rate.

In the euro region (the 11 countries making up the European Monetary Union or EMU), economic growth also slowed in the third quarter primarily due to higher oil costs and inflation, which rose to its highest level in seven years in November. The European Central Bank raised interest rates six times during the reporting period in an effort to buttress the euro and hold back inflation. Oil prices climbed to over $36 a barrel before easing down to about $23 at the period's end. Declining crude oil

(1) Source: Standard and Poor's Micropal. The S&P/Barra Value Index, constructed by Standard & Poor's and Barra Inc., contains companies with lower price-to-book ratios and has 50 percent of the capitalization of the S&P 500 index. The S&P/Barra Value Index is a total return, capitalization-weighted index and is rebalanced semiannually. For an index description, please see the Index Definitions following the Fund Summaries.

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prices and the strengthening euro contributed to a more encouraging inflationary outlook for the region by the period's end. In Latin America, many countries displayed improved fundamentals, as witnessed by industrial production, import and export increases in Mexico and an advantageous debt swap for Brazil. In Asia, most countries continued economic recovery as well. For example, China is expected to post a budget surplus for the first time since 1985 and deliver 8.2% growth for the year under review. Japan, however, did not live up to expectations and suffered from lackluster economic growth and renewed doubts about its banking system.

Bonds enjoyed generally positive returns in the U.S., with rising prices, as the 10-year Treasury note yield fell from 6.44% at the beginning of the period to 5.11% at the end. The U.S. Treasury yield curve became inverted during the reporting period, with shorter-term bonds offering higher yields than longer-term bonds. Short-term rates moved upward in tandem with the federal funds target rate hikes, while longer-term rates moved downward due to the U.S. Treasury's 30-year buyback program. In local currency terms, global government bonds ended the period up as well, although the strong U.S. dollar lowered the returns in U.S.-dollar terms. High yield corporate bonds proved to be the exception to the overall upward trend in the fixed-income universe. The high yield asset class came under pressure as price erosion and U.S. equity market volatility contributed to investor risk aversion and concerns regarding the sustainability of corporate earnings.

At year-end, Fed Chairman Alan Greenspan continued to carefully monitor the economy, seeking to avoid the perils of inflation and recession. Despite evidence that the economy has reached and may continue to follow a more sustainable growth rate, the tight labor market and higher energy costs indicated that inflationary fears could still become a problem. On the other hand, concerns existed that too pronounced an economic slowdown could lead to a recession. However, investors remained hopeful the economy would strike the right balance.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

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A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

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IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

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                                             TEMPLETON ASSET STRATEGY FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Asset Strategy Fund (formerly Templeton Asset Allocation Fund) seeks high total return. The Fund will invest in equity securities of any nation, debt securities of companies and governments of any nation, and in money market instruments. The Fund may invest to a lesser extent in lower-rated "junk bonds."
--------------------------------------------------------------------------------

Financial markets generally experienced a "return to earnings" since March of 2000, deflating the Nasdaq Composite Index's record gains. The fallout included a global sell-off in technology, media and telecommunications-related stocks. It was an encouraging year for our investment style, as we believe investors returned to rational valuation analysis as part of their investment decisions following a difficult three-year period in which growth-at-any-price, momentum-style investing appeared to reign supreme. In this environment, the benchmark Morgan Stanley Capital International (MSCI(R)) All Country World Free Index posted a loss of 13.94%, while the J.P. Morgan Global Government Bond Index gained 2.34% in U.S.-dollar terms during the same time.(1) Although the Fund posted negative results for the year, its equity and fixed-income components performed well relative to these benchmarks. As of December 31, 2000, the Fund held 80.2% of its total net assets in equities, 14.1% in fixed income and 5.7% in short-term investments and other net assets.

Equity

During the year under review, the Fund benefited from strong performances within its pharmaceutical, utility, energy and insurance industry holdings. Pharmaceutical stocks climbed throughout 2000 largely due to increasingly positive analyst outlooks and their growing "safe haven" status assigned by investors as other sectors faltered. As energy prices spiked following a multi-year bear market, our long-suffering energy-related holdings rallied to bolster Fund performance. Finally, our Bermuda-based insurance holdings XL Capital, Ace Limited and Partnerre Limited all registered gains of 70% or more during the year on the back of solid results and falling interest rates.

Although underweighted compared to the broader market during the reporting period, our telecommunications holdings dampened Fund returns as many slumped. Some of the Fund's larger positions,

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

Top Five Industries
Templeton Asset Strategy Fund
Based on Equity Securities
12/31/00
                                % of Total
                                Net Assets
------------------------------------------
   Diversified
   Telecommunication
   Services                          8.6%

   Diversified Financials            7.6%

   Insurance                         7.5%

   Pharmaceuticals                   5.7%

   Oil & Gas                         5.5%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                           TA-1
Page

This chart shows in pie format the asset allocation of Templeton Asset Strategy Fund as a percentage of total net assets on 12/31/00.

Stocks                                        80.2%
Fixed-Income Securities                       14.1%
Short-Term Investments & Other Net Assets      5.7%

This chart shows in pie format the geographic distribution of Templeton Asset Strategy Fund as a percentage of total net assets on 12/31/00.

Europe                                        48.7%
North America                                 20.9%
Asia                                          13.9%
Latin America/Caribbean                        5.9%
Mid-East/Africa                                2.6%
Australia/New Zealand                          2.3%
Short-Term Investments & Other Net Assets      5.7%

including Nippon Telephone and Telegraph (NTT), the Japanese incumbent, fell more than 50% as apparent investor disdain for telecommunications stocks seemed to reach its zenith and international investors' concerns over a languishing Japanese economy contributed to a mass exodus.

The Fund ended the year with approximately 10.2% of total net assets invested in emerging market companies. Unfortunately, emerging markets registered a poor showing and gave up much of their gains from 1999. Despite the recent setbacks, we are quite confident with our emerging markets holdings and remain optimistic about their long- term prospects. Furthermore, recent declines may present us with ample buying opportunities in 2001. By the end of the year, we saw many emerging market stocks selling at what we believed were compelling valuations as prices retreated to levels not seen since the financial crisis of 1997.

Fixed Income

During the 12 months ended December 31, 2000, the J.P. Morgan Global Government Bond Index (JPM GGBI), a benchmark index for global government bonds, posted a return of 8.26% in local currency terms.(1) However, a stronger U.S. dollar during the period resulted in lower returns for the global index in U.S.-dollar terms, and the JPM GGBI only rose 2.34% by this measure. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 13.93% return during the same time.(2)

The U.S. Treasury yield curve became inverted with shorter-term bonds offering higher yields than longer-term bonds during the reporting period. Short-term interest rates moved upward as the Federal Reserve Board increased the federal funds target rate and long-term rates moved downward due to the U.S. Treasury's 30-year Treasury bond buyback program. The latter contributed to generally positive returns for the U.S. bond market.

European bonds rose 7.55% in local-currency terms, as all European bond markets offered positive returns. The Euroland (11 countries

(2). Source: Standard and Poor's Micropal. The J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. As of 12/31/00, the index included 104 issues with a market value of US$1,611 billion.

TA-2
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making up the European Monetary Union or EMU) bond market also posted positive returns, principally due to interest payments obtained from holding such bonds, which offset their price declines. The Euroland benchmark yield curve flattened during the period, as short-term rates increased due to the European Central Bank's raising its reference interest rate and longer-term rates staying relatively unchanged. The EMU bond index rose 7.17% in euro terms, also despite monetary policy tightening, in this case by the European Central Bank, as German, Italian, French and Spanish bonds increased in value during the year under review.(3)

Elsewhere, the Japanese index climbed 2.27% for the 12-month period (as measured by the J.P. Morgan Japanese Government Bond Index) despite a 25 basis point (0.25%) increase in short-term interest rates by the Bank of Japan in August.(3) The dollar-bloc bond markets (Australia, Canada and New Zealand) performed favorably as inflation concerns appeared to be less severe in these countries. Although they outperformed the global bond markets in local terms, they underperformed that of the U.S. in local-currency terms.

Emerging market bond prices rose during the year, mostly as a result of higher commodity prices and continued strength in the U.S. equity market. The former improved export revenues and, hence, the external debt repayment capacity of the issuing countries. The latter seemed to reduce the level of risk aversion among investors and thus increased their appetite for emerging market bonds. As a result, the J.P. Morgan Emerging Market Bond Global Index increased 14.41% in U.S.-dollar terms during the period.(4) Russian bonds were the best performers, rising 54.85% (in $US) as they recovered on improved credit fundamentals and successful restructuring of defaulted bonds as the government reached an agreement with bondholders through London Club negotiations.

We attempted to maximize total return, including income, during the period by focusing the Fund's fixed-income assets on intermediate- and long-term global investment-grade bonds. Secondarily, 10%-15% of our overall bond allocation was invested in what we believed to be the highest quality, most liquid sub-investment-grade bonds available in the

(3). Source: J.P. Morgan, Government Bond Index Monitor.

(4). Source: Standard and Poor's Micropal. The J.P. Morgan Emerging Market Bond Global Index (EMBI) tracks total returns for external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external currency-denominated Brady bonds, loans, Eurobonds and local market instruments.

Top Five Country Holdings
Templeton Asset Strategy Fund
12/31/00

                     % of Total
                     Net Assets
-------------------------------
   U.S.               14.8%

   U.K.               11.7%

   Netherlands         7.5%

   Japan               7.2%

   France              6.3%

                                                                           TA-3
Page

emerging markets. We believed that this combination offered higher return potential at the cost of only modestly increased volatility. Our emerging market bonds added positively to the Fund's performance in 2000, generally outperforming higher-quality industrial market bonds.

The Fund's fixed-income geographic allocation changed slightly during the year. We initiated or added to positions in Brazil, Belgium, France, Germany, Italy, the Netherlands and Venezuela, while decreasing holdings in Spain. Other geographic allocations remained relatively unchanged. Looking forward, we believe global inflation will likely be quite tame in 2001, and that global economic growth should continue to be slightly higher than the historical averages. We view this as a favorable environment for high-quality bonds, and believe the Fund's emerging market positions could offer particularly attractive return opportunities in the months to come.

Looking Ahead

If, indeed, the shift back to traditional valuation methods persists, your investment in the Fund should benefit. Our analysts believe that every stock in the Fund's portfolio compares favorably with future earnings prospects, something we cannot say for many recently favored stocks. As we enter 2001, it appears that global economic growth is slowing, particularly in the U.S. and Japan. Our focus on companies with solid balance sheets and strong managements leads us to believe the Fund is well positioned for the coming year. Additionally, our heavy exposure to Europe (48.7% of total net assets at year-end) could benefit returns if, as we expect, the euro strengthens.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.

TA-4
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PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Asset Strategy Fund - Class 1*
Periods ended 12/31/00
                                                                                              Since
                                                                                            Inception
                                                1-Year         5-Year        10-Year        (8/24/88)
-----------------------------------------------------------------------------------------------------
 Average Annual Total Return                    +0.29%        +12.48%        +14.06%         +11.86%
 Cumulative Total Return                        +0.29%        +80.04%       +272.63%        +299.20%
 Value of $10,000 Investment                   $10,029        $18,004        $37,263         $39,920

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)
The graph compares the performance of Templeton Asset Strategy Fund - Class 1, the MSCI World Index, the MSCI AC World Free Index and the JP Morgan Global Government Bond Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Asset Strategy Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the MSCI World Index*, the MSCI All Country World Free Index* and J.P. Morgan Global Government Bond Index* from 1/1/91-12/31/00.

                                 Templeton Asset    MSCI All Country    MSCI World Index        J.P.
                         Strategy Fund - Class I    World Free Index                          Morgan
                                                                                              Global
                                                                                          Government
                                                                                                Bond
                                                                                               Index
              ---------------------------------------------------------------------------------------
   01/01/1991                  $10,000             $10,000              $10,000              $10,000
   01/31/1991     4.79%        $10,479     3.70%   $10,370     3.68%    $10,368    2.27%     $10,227
   02/28/1991     6.40%        $11,151     9.40%   $11,345     9.27%    $11,329    0.09%     $10,236
   03/31/1991    -1.21%        $11,016    -2.79%   $11,028    -2.93%    $10,997   -3.13%      $9,916
   04/30/1991     1.17%        $11,144     0.84%   $11,121     0.80%    $11,085    0.26%      $9,942
   05/31/1991     2.76%        $11,452     2.39%   $11,387     2.28%    $11,338    1.04%     $10,045
   06/30/1991    -4.24%        $10,966    -6.10%   $10,692    -6.16%    $10,639   -1.34%      $9,910
   07/31/1991     5.78%        $11,600     4.76%   $11,201     4.74%    $11,144    2.11%     $10,119
   08/31/1991     2.31%        $11,868    -0.20%   $11,179    -0.30%    $11,110    2.08%     $10,330
   09/30/1991     0.83%        $11,967     2.55%   $11,464     2.64%    $11,404    3.65%     $10,707
   10/31/1991     0.75%        $12,056     1.74%   $11,663     1.64%    $11,591    0.99%     $10,813
   11/30/1991    -2.47%        $11,759    -4.30%   $11,162    -4.34%    $11,088    1.62%     $10,988
   12/31/1991     8.59%        $12,769     7.43%   $11,991     7.30%    $11,897    4.52%     $11,485
   01/31/1992    -0.85%        $12,660    -1.49%   $11,812    -1.83%    $11,679   -1.45%     $11,318
   02/29/1992     2.74%        $13,007    -1.51%   $11,634    -1.71%    $11,480   -0.29%     $11,286
   03/31/1992    -1.21%        $12,849    -4.45%   $11,116    -4.69%    $10,941   -0.93%     $11,181
   04/30/1992     2.55%        $13,177     1.34%   $11,265     1.41%    $11,095    0.84%     $11,274
   05/31/1992     4.19%        $13,729     3.83%   $11,697     4.00%    $11,539    2.84%     $11,595
   06/30/1992    -0.30%        $13,688    -3.57%   $11,279    -3.33%    $11,155    2.73%     $11,911
   07/31/1992     1.20%        $13,852     0.32%   $11,315     0.27%    $11,185    2.21%     $12,174
   08/31/1992    -1.18%        $13,688     2.24%   $11,569     2.45%    $11,459    2.66%     $12,498
   09/30/1992    -0.37%        $13,637    -0.85%   $11,470    -0.90%    $11,356   -0.10%     $12,486
   10/31/1992    -0.75%        $13,535    -2.45%   $11,189    -2.69%    $11,051   -2.50%     $12,174
   11/30/1992     0.76%        $13,637     1.66%   $11,375     1.81%    $11,251   -1.77%     $11,958
   12/31/1992     1.20%        $13,801     0.95%   $11,483     0.83%    $11,344    0.94%     $12,071
   01/31/1993     1.33%        $13,985     0.35%   $11,523     0.35%    $11,384    1.70%     $12,276
   02/28/1993     2.34%        $14,312     2.35%   $11,794     2.39%    $11,656    1.61%     $12,473
   03/31/1993     2.07%        $14,608     5.75%   $12,472     5.82%    $12,334    1.54%     $12,665
   04/30/1993     1.94%        $14,892     4.54%   $13,038     4.65%    $12,908    1.82%     $12,896
   05/31/1993     1.69%        $15,145     2.35%   $13,345     2.32%    $13,207    0.67%     $12,982
   06/30/1993     0.83%        $15,271    -0.65%   $13,258    -0.82%    $13,099    0.05%     $12,989
   07/31/1993     1.58%        $15,513     2.07%   $13,533     2.08%    $13,371    0.04%     $12,994
   08/31/1993     4.75%        $16,249     4.74%   $14,174     4.60%    $13,986    2.96%     $13,379
   09/30/1993     0.06%        $16,260    -1.68%   $13,936    -1.83%    $13,730    1.06%     $13,521
   10/31/1993     3.36%        $16,807     2.96%   $14,348     2.77%    $14,111   -0.05%     $13,514
   11/30/1993    -1.94%        $16,480    -5.20%   $13,602    -5.64%    $13,315   -0.73%     $13,415
   12/31/1993     5.62%        $17,406     5.41%   $14,338     4.91%    $13,969    1.02%     $13,552
   01/31/1994     4.83%        $18,247     6.63%   $15,289     6.61%    $14,892    0.94%     $13,679
   02/28/1994    -3.75%        $17,564    -1.45%   $15,067    -1.28%    $14,701   -1.10%     $13,529
   03/31/1994    -4.39%        $16,793    -4.49%   $14,391    -4.29%    $14,071   -0.46%     $13,467
   04/30/1994     0.90%        $16,944     2.72%   $14,782     3.11%    $14,508   -0.09%     $13,455
   05/31/1994     0.70%        $17,062     0.59%   $14,869     0.27%    $14,547   -0.82%     $13,344
   06/30/1994    -2.71%        $16,599    -0.49%   $14,796    -0.26%    $14,510    1.19%     $13,503
   07/31/1994     4.02%        $17,267     2.21%   $15,123     1.92%    $14,788    0.94%     $13,630
   08/31/1994     2.81%        $17,751     3.56%   $15,662     3.03%    $15,236   -0.26%     $13,594
   09/30/1994    -2.06%        $17,385    -2.35%   $15,294    -2.61%    $14,839    0.49%     $13,661
   10/31/1994     1.05%        $17,568     2.56%   $15,685     2.86%    $15,263    1.50%     $13,866
   11/30/1994    -3.19%        $17,008    -4.34%   $15,004    -4.32%    $14,604   -1.26%     $13,691
   12/31/1994    -0.70%        $16,890     0.35%   $15,057     0.99%    $14,748    0.23%     $13,723
   01/31/1995    -1.08%        $16,707    -2.03%   $14,751    -1.48%    $14,530    2.02%     $14,000
   02/28/1995     2.26%        $17,084     1.07%   $14,909     1.48%    $14,745    2.58%     $14,361
   03/31/1995     1.55%        $17,349     4.58%   $15,592     4.84%    $15,459    5.09%     $15,092
   04/30/1995     3.25%        $17,913     3.64%   $16,160     3.50%    $16,000    1.59%     $15,332
   05/31/1995     3.70%        $18,576     1.10%   $16,337     0.87%    $16,139    2.79%     $15,760
   06/30/1995     1.78%        $18,907     0.02%   $16,341    -0.01%    $16,137    0.63%     $15,859
   07/31/1995     3.74%        $19,614     4.84%   $17,131     5.02%    $16,947    0.47%     $15,934
   08/31/1995    -0.85%        $19,449    -2.19%   $16,756    -2.21%    $16,573   -2.78%     $15,491
   09/30/1995     3.30%        $20,089     2.75%   $17,217     2.93%    $17,058    2.25%     $15,839
   10/31/1995    -1.98%        $19,692    -1.67%   $16,930    -1.56%    $16,792    0.98%     $15,995
   11/30/1995     3.09%        $20,299     3.15%   $17,463     3.49%    $17,378    1.12%     $16,174
   12/31/1995     1.96%        $20,697     3.01%   $17,988     2.94%    $17,889    1.24%     $16,374
   01/31/1996     2.56%        $21,228     2.22%   $18,388     1.83%    $18,217   -1.03%     $16,206
   02/29/1996     0.83%        $21,404     0.42%   $18,465     0.63%    $18,331   -0.58%     $16,112
   03/31/1996     0.93%        $21,603     1.54%   $18,749     1.68%    $18,639   -0.15%     $16,087
   04/30/1996     2.43%        $22,128     2.44%   $19,207     2.37%    $19,081   -0.37%     $16,028
   05/31/1996     1.37%        $22,431     0.10%   $19,226     0.10%    $19,100    0.10%     $16,044
   06/30/1996    -0.16%        $22,396     0.55%   $19,332     0.52%    $19,200    0.87%     $16,184
   07/31/1996    -2.61%        $21,813    -3.73%   $18,611    -3.52%    $18,524    1.84%     $16,481
   08/31/1996     2.46%        $22,350     1.23%   $18,840     1.17%    $18,740    0.42%     $16,551
   09/30/1996     1.98%        $22,793     3.69%   $19,535     3.93%    $19,477    0.55%     $16,642
   10/31/1996     1.23%        $23,073     0.40%   $19,613     0.72%    $19,617    1.98%     $16,971
   11/30/1996     5.92%        $24,439     5.35%   $20,662     5.62%    $20,720    1.43%     $17,214
   12/31/1996     0.67%        $24,602    -1.45%   $20,363    -1.58%    $20,392   -0.70%     $17,093
   01/31/1997     3.80%        $25,536     1.68%   $20,705     1.22%    $20,641   -2.50%     $16,666
   02/28/1997     0.99%        $25,789     1.36%   $20,986     1.17%    $20,883   -0.69%     $16,551
   03/31/1997    -1.04%        $25,522    -2.00%   $20,567    -1.96%    $20,473   -0.76%     $16,425
   04/30/1997     1.10%        $25,802     3.21%   $21,227     3.29%    $21,147   -0.56%     $16,333
   05/31/1997     5.67%        $27,264     5.97%   $22,494     6.19%    $22,456    2.36%     $16,719
   06/30/1997     4.06%        $28,370     5.12%   $23,646     5.00%    $23,579    1.14%     $16,909
   07/31/1997     5.87%        $30,036     4.52%   $24,715     4.62%    $24,668   -0.37%     $16,847
   08/31/1997    -4.70%        $28,625    -7.02%   $22,980    -6.67%    $23,023   -0.12%     $16,826
   09/30/1997     6.93%        $30,608     5.33%   $24,204     5.45%    $24,277    2.22%     $17,200
   10/31/1997    -7.52%        $28,307    -5.95%   $22,764    -5.25%    $23,003    2.12%     $17,565
   11/30/1997     0.31%        $28,396     1.53%   $23,113     1.79%    $23,415   -1.20%     $17,354
   12/31/1997     0.09%        $28,421     1.31%   $23,415     1.23%    $23,703   -0.11%     $17,335
   01/31/1998    -0.58%        $28,256     2.20%   $23,930     2.80%    $24,366    1.00%     $17,508
   02/28/1998     5.99%        $29,947     6.84%   $25,567     6.78%    $26,018    0.74%     $17,638
   03/31/1998     5.98%        $31,738     4.27%   $26,659     4.24%    $27,121   -0.75%     $17,505
   04/30/1998     1.87%        $32,330     0.94%   $26,910     0.99%    $27,390    1.54%     $17,775
   05/31/1998    -2.87%        $31,401    -1.90%   $26,398    -1.24%    $27,050    0.43%     $17,851
   06/30/1998    -1.20%        $31,024     1.80%   $26,873     2.39%    $27,697    0.28%     $17,901
   07/31/1998     1.69%        $31,549     0.03%   $26,882    -0.15%    $27,655    0.27%     $17,950
   08/31/1998   -18.05%        $25,853   -14.01%   $23,115   -13.32%    $23,972    2.76%     $18,445
   09/30/1998    -1.93%        $25,355     1.99%   $23,575     1.79%    $24,401    5.22%     $19,408
   10/31/1998    11.58%        $28,290     9.13%   $25,728     9.06%    $26,611    2.24%     $19,843
   11/30/1998     5.85%        $29,947     6.07%   $27,290     5.96%    $28,197   -1.13%     $19,618
   12/31/1998     0.99%        $30,243     4.64%   $28,556     4.90%    $29,579    1.88%     $19,987
   01/31/1999     2.36%        $30,957     2.04%   $29,138     2.20%    $30,230   -0.82%     $19,823
   02/28/1999    -4.96%        $29,421    -2.51%   $28,407    -2.65%    $29,429   -3.34%     $19,161
   03/31/1999     5.32%        $30,986     4.50%   $29,685     4.18%    $30,659    0.25%     $19,209
   04/30/1999     8.41%        $33,592     4.32%   $30,968     3.96%    $31,873   -0.03%     $19,203
   05/31/1999    -3.88%        $32,289    -3.53%   $29,875    -3.64%    $30,713   -1.76%     $18,865
   06/30/1999     3.94%        $33,561     4.98%   $31,362     4.68%    $32,150   -1.67%     $18,550
   07/31/1999     0.85%        $33,846    -0.41%   $31,234    -0.29%    $32,057    2.20%     $18,958
   08/31/1999     0.14%        $33,894    -0.12%   $31,196    -0.16%    $32,006    0.26%     $19,008
   09/30/1999    -1.64%        $33,338    -1.08%   $30,859    -0.96%    $31,698    1.44%     $19,281
   10/31/1999     0.00%        $33,338     5.06%   $32,421     5.21%    $33,350   -0.12%     $19,258
   11/30/1999     4.01%        $34,675     3.11%   $33,429     2.83%    $34,294   -1.19%     $19,029
   12/31/1999     7.15%        $37,154     8.33%   $36,214     8.11%    $37,075   -0.29%     $18,974
   01/31/2000    -3.25%        $35,947    -5.39%   $34,262    -5.72%    $34,954   -1.97%     $18,600
   02/29/2000     1.65%        $36,540     0.34%   $34,378     0.28%    $35,052   -0.50%     $18,507
   03/31/2000     4.00%        $38,001     6.57%   $36,637     6.92%    $37,478    2.91%     $19,046
   04/30/2000    -3.43%        $36,698    -4.49%   $34,992    -4.22%    $35,896   -3.04%     $18,467
   05/31/2000    -0.42%        $36,544    -2.60%   $34,082    -2.52%    $34,992    0.73%     $18,602
   06/30/2000     4.14%        $38,057     3.39%   $35,238     3.38%    $36,174    2.43%     $19,054
   07/31/2000    -0.87%        $37,726    -2.94%   $34,202    -2.80%    $35,161   -1.57%     $18,754
   08/31/2000     1.08%        $38,133     3.11%   $35,265     3.27%    $36,311   -0.72%     $18,619
   09/30/2000    -4.12%        $36,562    -5.49%   $33,329    -5.31%    $34,383   -0.20%     $18,582
   10/31/2000    -1.48%        $36,021    -1.96%   $32,676    -1.66%    $33,812   -1.19%     $18,361
   11/30/2000    -0.75%        $35,751    -6.20%   $30,650    -6.06%    $31,763    2.07%     $18,741
   12/31/2000     4.23%        $37,263     1.67%   $31,162     1.63%    $32,281    3.60%     $19,416

*Sources: Standard and Poor's Micropal; MSCI; J.P. Morgan.
For an index description, please see the Index Definitions following the Fund Summaries.

                          Past performance does not guarantee future results.

Templeton Asset Strategy Fund - Class 1

   We are replacing the MSCI World Index with the MSCI All Country World Free Index because it includes emerging markets, which are also represented in the Fund's portfolio. Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                           TA-5
Page

                      SUPPLEMENT DATED DECEMBER 29, 2000
                             TO THE PROSPECTUS FOR
             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                               DATED MAY 1, 2000

     The prospectus, with respect to TEMPLETON ASSET STRATEGY FUND, is amended with the following changes, which will become effective March 1, 2001:

I.      (Page TA-1) Replace the last paragraph of the section "Main Investments" under "Goals and Strategies" with the following:

        The fund's debt investments will focus on "investment grade" securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Ratings Group
        (S&P(R)) or Moody's Investors Service, Inc. (Moody's(R)) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 30% of its net assets in high yield, lower rated debt securities
        ("junk bonds") and may invest up to 10% in debt securities that are in default at the time of purchase. These are issues that are rated B or lower, or if unrated, determined by the fund's manager to be comparable. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.

II.     (Page TA-2) Replace the "Credit" section under "Main Risks" with the following:

        CREDIT An issuer may be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

        Lower-rated securities Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and to be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment in a defaulted bond.

        The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

               Please keep this supplement for future reference.

TA-6

Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Financial Highlights


                                                                                        Class 1
                                                        -----------------------------------------------------------------------
                                                                                Year Ended December 31,
                                                        -----------------------------------------------------------------------
                                                            2000           1999           1998           1997           1996
                                                        -----------------------------------------------------------------------
Per share operating performancec
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $ 23.37        $ 22.46        $ 22.35        $ 21.08       $ 18.72
                                                        -----------------------------------------------------------------------
Income from investment operations:
 Net investment incomeb .............................         .44            .44            .69            .67           .63
 Net realized and unrealized gains (losses) .........        (.45)          3.78            .75           2.44          2.76
                                                        -----------------------------------------------------------------------
Total from investment operations ....................        (.01)          4.22           1.44           3.11          3.39
                                                        -----------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.52)          (.50)          (.66)          (.63)         (.58)
 Net realized gains .................................       (3.62)         (2.81)          (.67)         (1.21)         (.45)
                                                        -----------------------------------------------------------------------
Total distributions .................................       (4.14)         (3.31)         (1.33)         (1.84)        (1.03)
                                                        -----------------------------------------------------------------------
Net asset value, end of year ........................     $ 19.22        $ 23.37        $ 22.46        $ 22.35       $ 21.08
                                                        =======================================================================
Total returna .......................................        .29%         22.86%          6.41%         15.52%        18.93%
Ratios/supplemental data
Net assets, end of year (000's) .....................    $628,244       $671,549       $692,163       $735,568      $556,027
Ratios to average net assets:
 Expenses ...........................................         .81%           .74%           .78%           .74%          .64%
 Net investment income ..............................        2.20%          2.06%          2.88%          3.32%         3.56%
Portfolio turnover rate .............................       30.32%         45.34%         43.18%         45.27%        57.50%

(a)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
(b)Based on average shares outstanding effective year ended December 31, 1999.
(c)Financial highlights presented reflect historical financial information from TVP - Templeton Asset Allocation Fund as a result of the merger discussed in
   Note 6.

                                                                           TA-7
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Financial Highlights (continued)

                                                                               Class 2
                                                        -----------------------------------------------------
                                                                       Year Ended December 31,
                                                        -----------------------------------------------------
                                                            2000          1999          1998         1997c
                                                        -----------------------------------------------------
Per share operating performance(e)
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $ 23.27       $ 22.38       $ 22.32       $ 20.40
                                                          -------       -------       -------       -------
Income from investment operations:
 Net investment incomed .............................         .37           .36           .63           .16
 Net realized and unrealized gains (losses) .........        (.43)         3.80           .74          1.76
                                                          -------       -------       -------       -------
Total from investment operations ....................        (.06)         4.16          1.37          1.92
                                                          -------       -------       -------       -------
Less distributions from:
 Net investment income ..............................        (.46)         (.46)         (.64)           --
 Net realized gains .................................       (3.62)        (2.81)         (.67)           --
                                                          -------       -------       -------       -------
Total distributions .................................       (4.08)        (3.27)        (1.31)           --
                                                          -------       -------       -------       -------
Net asset value, end of year ........................     $ 19.13       $ 23.27       $ 22.38       $ 22.32
                                                          =======       =======       =======       =======
Total return(b) ....................................         .04%        22.54%         6.10%         9.41%
Ratios/supplemental data
Net assets, end of year (000's) .....................     $32,346       $20,962       $15,763       $ 9,665
Ratios to average net assets:
 Expenses ...........................................       1.07%          .99%         1.03%         1.03%(a)
 Net investment income ..............................       1.91%         1.71%         2.61%         1.97%(a)
Portfolio turnover rate .............................      30.32%        45.34%        43.18%        45.27%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1997 (effective date) to December 31, 1997.
(d)Based on average shares outstanding effective year ended December 31, 1999.
(e)Financial highlights presented reflect historical financial information from TVP - Templeton Asset Allocation Fund as a result of the merger discussed in
   Note 6.


                       See notes to financial statements.

TA-8
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Statement of Investments, December 31, 2000


                                                         COUNTRY          SHARES           VALUE
-----------------------------------------------------------------------------------------------------
    Common Stocks 78.2%
    Aerospace & Defense 1.5%
    BAE Systems PLC .............................    United Kingdom       153,055      $    873,385
    Raytheon Co., A .............................     United States        21,775           631,475
    Rolls-Royce PLC .............................    United Kingdom     2,733,657         8,126,283
                                                                                       ------------
                                                                                          9,631,143
                                                                                       ------------
    Air Freight & Couriers .8%
    Mayne Nickless Ltd., A ......................       Australia       1,730,400         5,615,154
                                                                                       ------------
    Airlines 1.7%
    British Airways PLC .........................    United Kingdom     1,925,900        11,198,431
                                                                                       ------------
    Auto Components 1.0%
    Autoliv Inc. ................................        Sweden           246,900         3,934,969
    Autoliv Inc., SDR ...........................        Sweden           129,000         2,023,422
    Goodyear Tire & Rubber Co. ..................     United States         3,600            82,764
    Visteon Corp. ...............................     United States        28,805           331,258
                                                                                       ------------
                                                                                          6,372,413
                                                                                       ------------
    Automobiles 2.7%
    Fiat SpA ....................................         Italy           236,170         5,822,598
    Ford Motor Co. ..............................     United States       384,598         9,014,016
    General Motors Corp. ........................     United States        42,700         2,175,031
    Volkswagen AG ...............................        Germany           14,430           766,119
                                                                                       ------------
                                                                                         17,777,764
                                                                                       ------------
    Banks 5.3%
    Banca Nazionale del Lavoro SpA ..............         Italy           225,160           691,252
(a) Canadian Imperial Bank of Commerce ..........        Canada           140,000         4,334,221
    DNB Holding ASA .............................        Norway         2,178,900        11,736,435
    Foreningssparbanken AB, A ...................        Sweden           170,700         2,614,186
    Nordea AB ...................................        Sweden         1,984,960        15,654,112
                                                                                       ------------
                                                                                         35,030,206
                                                                                       ------------
    Chemicals 3.1%
    Akzo Nobel NV ...............................      Netherlands        178,695         9,596,344
    BASF AG .....................................        Germany          232,000        10,553,078
                                                                                       ------------
                                                                                         20,149,422
                                                                                       ------------
(a) Commercial Services & Supplies .8%
    Chubb PLC ...................................    United Kingdom     1,581,900         3,686,366
    Kidde PLC ...................................    United Kingdom     1,581,900         1,677,769
                                                                                       ------------
                                                                                          5,364,135
                                                                                       ------------
    Communications Equipment 1.3%
    Alcatel SA ..................................        France           101,525         5,766,679
    Motorola Inc. ...............................     United States       153,930         3,117,083
                                                                                       ------------
                                                                                          8,883,762
                                                                                       ------------
    Computers & Peripherals 2.1%
    Compaq Computer Corp. .......................     United States       420,790         6,332,890
    Fujitsu Ltd. ................................         Japan           251,000         3,701,261
    Hewlett-Packard Co. .........................     United States       127,500         4,024,219
                                                                                       ------------
                                                                                         14,058,370
                                                                                       ------------
    Construction & Engineering .9%
    Kurita Water Industries Ltd. ................         Japan           432,000         5,655,342
                                                                                       ------------

                                                                           TA-9
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Statement of Investments, December 31, 2000 (cont.)


                                                                      COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Construction Materials .1%
    Gujarat Ambuja Cements Ltd. ..............................         India               400      $      1,355
    Hanson PLC ...............................................    United Kingdom        96,900           664,041
                                                                                                    ------------
                                                                                                         665,396
                                                                                                    ------------
    Containers & Packaging .4%
    Assidoman AB .............................................        Sweden            90,000         1,812,305
    Assidoman AB, 144A .......................................        Sweden            27,000           543,691
                                                                                                    ------------
                                                                                                       2,355,996
                                                                                                    ------------
    Diversified Financials 7.6%
    CIT Group Inc., A ........................................     United States       300,000         6,037,500
    ING Groep NV .............................................      Netherlands        181,286        14,480,686
    Nomura Securities Co. Ltd. ...............................         Japan           719,600        12,949,019
    Swire Pacific Ltd., A ....................................       Hong Kong       2,200,000        15,865,588
    Swire Pacific Ltd., B ....................................       Hong Kong         945,000           823,857
                                                                                                    ------------
                                                                                                      50,156,650
                                                                                                    ------------
    Diversified Telecommunication Services 8.6%
    AT&T Corp. ...............................................     United States       193,620         3,352,046
    Nippon Telegraph & Telephone Corp. .......................         Japan             1,152         8,302,067
    Nippon Telegraph & Telephone Corp., ADR ..................         Japan             5,680           202,705
    PT Indosat, ADR ..........................................       Indonesia         370,800         3,406,725
    SBC Communications Inc. ..................................     United States       203,400         9,712,350
    Telecom Argentina Stet-France SA (Teco), B, ADR ..........       Argentina           4,000            62,750
    Telecom Corp. of New Zealand Ltd. ........................      New Zealand      2,562,970         5,455,082
(a) Telefonica SA, ADR .......................................         Spain           208,106        10,405,292
    Telefonos de Mexico SA (Telmex), L, ADR ..................        Mexico           212,758         9,600,705
(a) Worldcom Inc. ............................................     United States       446,000         6,271,875
                                                                                                    ------------
                                                                                                      56,771,597
                                                                                                    ------------
    Electric Utilities 4.1%
    E.On AG ..................................................        Germany          173,800        10,573,583
    Endesa SA ................................................         Spain           122,000         2,078,901
    Endesa SA, ADR ...........................................         Spain            88,000         1,468,500
    Hong Kong Electric Holdings Ltd. .........................       Hong Kong       2,131,500         7,870,255
    Iberdrola SA, Br. ........................................         Spain            85,000         1,065,363
    Korea Electric Power Corp. ...............................      South Korea        215,280         4,016,291
                                                                                                    ------------
                                                                                                      27,072,893
                                                                                                    ------------
    Electrical Equipment 1.1%
    Alstom SA ................................................        France           287,440         7,421,254
                                                                                                    ------------
    Food & Drug Retailing 1.5%
    J.Sainsbury PLC ..........................................    United Kingdom     1,670,700         9,901,711
                                                                                                    ------------
    Food Products 1.2%
    Unilever PLC .............................................    United Kingdom       930,650         7,945,065
                                                                                                    ------------
(a) Health Care Providers & Services .1%
    Aetna Inc. ...............................................     United States        23,890           980,983
                                                                                                    ------------
    Hotels Restaurants & Leisure .4%
    Mandarin Oriental International Ltd. .....................       Hong Kong         524,000           340,600
(a) P & O Princess Cruises PLC ...............................    United Kingdom       580,000         2,447,605
                                                                                                    ------------
                                                                                                       2,788,205
                                                                                                    ------------


TA-10
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Statement of Investments, December 31, 2000 (cont.)


                                                                 COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Household Durables 1.2%
    Koninklijke Philips Electronics NV. .................      Netherlands        115,768      $  4,241,032
    Sony Corp. ..........................................         Japan            51,800         3,583,363
                                                                                               ------------
                                                                                                  7,824,395
                                                                                               ------------
    Industrial Conglomerates .3%
    Alfa SA de CV, A ....................................        Mexico         1,277,251         1,754,667
                                                                                               ------------
    Insurance 7.5%
    Ace Ltd. ............................................        Bermuda           25,200         1,069,425
    Allstate Corp. ......................................     United States        80,000         3,485,000
    AXA SA ..............................................        France            79,031        11,426,598
    Old Mutual PLC ......................................     South Africa        132,000           328,802
    Partnerre Ltd. ......................................        Bermuda           17,500         1,067,500
    Torchmark Corp. .....................................     United States        90,000         3,459,375
    Unumprovident Corp. .................................     United States        18,530           497,994
    XL Capital Ltd., A ..................................        Bermuda          179,400        15,675,075
    Zurich Financial Services AG ........................      Switzerland         21,200        12,781,487
                                                                                               ------------
                                                                                                 49,791,256
                                                                                               ------------
    Leisure Equipment & Products .8%
    Mattel Inc. .........................................     United States       377,100         5,445,324
                                                                                               ------------
    Machinery .7%
    Volvo AB, B .........................................        Sweden           260,000         4,312,437
                                                                                               ------------
    Marine .4%
    Peninsular & Oriental Steam Navigation Co. ..........    United Kingdom       580,000         2,744,350
                                                                                               ------------
    Media 2.7%
    Wolters Kluwer NV ...................................      Netherlands        645,511        17,599,391
                                                                                               ------------
    Metals & Mining 3.4%
    Anglogold Ltd., ADR .................................     South Africa        229,700         3,431,144
    Barrick Gold Corp. ..................................        Canada           419,390         6,871,630
    Consol Energy .......................................     United States       250,000         6,984,375
    Corus Group PLC .....................................    United Kingdom     3,943,000         4,137,785
(a) Kinross Gold Corp. ..................................        Canada         1,727,800           931,770
                                                                                               ------------
                                                                                                 22,356,704
                                                                                               ------------
    Multiline Retail .7%
    Marks & Spencer PLC .................................    United Kingdom     1,339,010         3,725,417
    Mothercare PLC ......................................    United Kingdom       513,186         1,073,242
                                                                                               ------------
                                                                                                  4,798,659
                                                                                               ------------
    Oil & Gas 4.3%
    Canadian Natural Resources Ltd. .....................        Canada            64,699         1,779,223
    Eni SpA .............................................         Italy         1,265,510         8,079,265
(a) Husky Energy Inc. ...................................        Canada           549,350         5,449,611
    Repsol YPF SA .......................................         Spain            24,000           383,502
    Shell Transport & Trading Co. PLC ...................    United Kingdom     1,525,600        12,477,272
                                                                                               ------------
                                                                                                 28,168,873
                                                                                               ------------
    Paper & Forest Products 2.0%
    Stora Enso OYJ, R ...................................        Finland        1,095,500        12,959,263
                                                                                               ------------


                                                                          TA-11
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Statement of Investments, December 31, 2000 (cont.)


                                                                             COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Pharmaceuticals 5.7%
    Aventis SA .......................................................        France              171,050      $ 15,015,233
    Mylan Laboratories Inc. ..........................................    United States            14,460           364,211
    Ono Pharmaceutical Co. Ltd. ......................................        Japan               247,000         9,668,039
    Teva Pharmaceutical Industries Ltd., ADR .........................        Israel              172,830        12,659,798
                                                                                                               ------------
                                                                                                                 37,707,281
                                                                                                               ------------
    Real Estate 1.3%
    Cheung Kong Holdings Ltd. ........................................      Hong Kong             652,500         8,344,578
(a) Hon Kwok Land Investment Co. Ltd. ................................      Hong Kong           1,226,456            43,241
    New World Development Co. Ltd. ...................................      Hong Kong             303,543           367,759
                                                                                                               ------------
                                                                                                                  8,755,578
                                                                                                               ------------
(a) Semiconductor Equipment & Products .3%
    Hyundai Electronics Industries Co. ...............................     South Korea            657,720         2,092,745
                                                                                                               ------------
    Specialty Retail .5%
    Best Denki Co. Ltd. ..............................................        Japan               777,000         3,503,984
                                                                                                               ------------
    Transportation Infrastructure .1%
    Hong Kong Aircraft Engineering Co. Ltd. ..........................      Hong Kong             363,200           642,593
                                                                                                               ------------
    Total Common Stocks (Cost $474,166,058)...........................                                          516,253,392
                                                                                                               ------------
    Preferred Stocks 2.0%
    Cia Vale do Rio Doce, A, ADR, pfd. ...............................        Brazil              196,500         4,838,813
    Petroleo Brasileiro SA, pfd. .....................................        Brazil              360,000         8,451,692
                                                                                                               ------------
    Total Preferred Stocks (Cost $12,703,268).........................                                           13,290,505
                                                                                                               ------------
                                                                                               PRINCIPAL
                                                                                               AMOUNT*
                                                                                           --------------
    Bonds 14.1%
    Buoni Poliennali del Tesoro:
     7.75%, 11/01/06 .................................................        Italy             9,208,191 EUR     9,864,962
     5.50%, 11/01/10 .................................................        Italy             2,300,000 EUR     2,200,821
    Essar Steel Ltd., 144A, 10.20%, 7/31/05 ..........................        India               445,000           180,225
    Federal Republic of Germany:
     3.25%, 2/17/04 ..................................................       Germany            2,837,000 EUR     2,566,040
     4.50%, 7/04/09 ..................................................       Germany            4,919,000 EUR     4,497,218
    General Motors Acceptance Corp., 5.50%, 2/02/05 ..................    United States         4,888,000 EUR     4,643,433
    Government of Brazil:
     14.50%, 10/15/09 ................................................        Brazil            2,185,000         2,411,694
     12.25%, 3/06/30 .................................................        Brazil            2,000,000         1,855,000
     11.00%, 8/17/40 .................................................        Brazil            1,055,000           863,781
    Government of Canada:
     8.75%, 12/01/05 .................................................        Canada              612,000 CAD       466,355
     7.00%, 12/01/06 .................................................        Canada              843,000 CAD       607,779
     6.00%, 6/01/08 ..................................................        Canada            2,812,000 CAD     1,940,411
    Government of France, 6.75%, 10/25/03 ............................        France            2,092,000 EUR     2,080,746
    Government of Netherlands, 5.75%, 2/15/07 ........................     Netherlands          3,484,000 EUR     3,444,323
    Government of New Zealand, 7.00%, 7/15/09 ........................     New Zealand          3,914,000 NZD     1,842,094
    Government of Spain, 10.15%, 1/31/06 .............................        Spain             2,585,000 EUR     2,999,933
    Kingdom of Belgium, 7.50%, 7/29/08 ...............................       Belgium            3,153,000 EUR     3,400,680
    Kingdom of Denmark:
     7.00%, 12/15/04 .................................................       Denmark           20,285,000 DKK     2,739,147
     5.00%, 8/15/05 ..................................................       Denmark           15,411,000 DKK     1,943,749
    Kingdom of Sweden, 6.00%, 2/09/05 ................................        Sweden            7,200,000 SEK       806,121
    New South Wales Treasury Corp., 6.50%, 5/01/06 ...................      Australia           2,700,000 AUD     1,552,317
    Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02 ..........        Mexico               62,039            31,020

TA-12
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Statement of Investments, December 31, 2000 (cont.)


                                                                                        PRINCIPAL
                                                                      COUNTRY            AMOUNT*            VALUE
----------------------------------------------------------------------------------------------------------------------
Bonds (cont.)
Queensland Treasury Corp., 6.50%, 6/14/05 ....................       Australia         889,000 AUD      $    510,890
Republic of Argentina, Series L, 6.00%, 3/31/23 ..............       Argentina           1,700,000         1,177,250
Republic of Bulgaria, Series A, FRN, 7.75%, 7/28/24 ..........       Bulgaria            2,845,000         2,176,425
Republic of Panama, 8.875%, 9/30/27 ..........................        Panama               960,000           820,800
Republic of Peru, FRN, 4.50%, 3/07/17 ........................         Peru              1,100,000           712,250
Republic of Turkey, 11.875%, 1/15/30 .........................        Turkey             1,195,000         1,060,563
Republic of Venezuela:
 144A, 9.125%, 6/18/07 .......................................       Venezuela           1,640,000         1,357,754
 Reg S, 9.125%, 6/18/07 ......................................       Venezuela             600,000           496,739
U.S. Treasury Bond, 5.25%, 11/15/28 ..........................     United States         1,065,000         1,020,932
U.S. Treasury Note:
 4.50%, 1/31/01 ..............................................     United States         1,400,000         1,398,907
 6.375%, 6/30/02 .............................................     United States         5,000,000         5,076,735
 6.125%, 8/31/02 .............................................     United States         1,225,000         1,241,771
 5.875%, 11/15/04 ............................................     United States         3,300,000         3,387,077
 6.75%, 5/15/05 ..............................................     United States         5,000,000         5,323,585
 6.50%, 2/15/10 ..............................................     United States         3,300,000         3,612,725
United Kingdom:
 6.50%, 12/07/03 .............................................    United Kingdom       150,000 GBP           231,667
 7.50%, 12/07/06 .............................................    United Kingdom      3,885,000 GBP        6,488,541
United Mexican States:
 9.875%, 2/01/10 .............................................        Mexico               724,000           779,024
 11.50%, 5/15/26 .............................................        Mexico             2,895,000         3,524,663
                                                                                                        ------------
Total Bonds (Cost $96,756,382)................................                                            93,336,147
                                                                                                        ------------
Short Term Investment 5.1%
Den Danske Bank, 6.375%, 1/02/01, Time Deposit ...............     United States        31,358,000        31,358,000
Sallie Mae, 6.264%, 4/19/01 ..................................     United States         2,500,000         2,499,615
                                                                                                        ------------
Total Short Term Investments (Cost $33,858,000)...............                                            33,857,615
                                                                                                        ------------
Total Investments (Cost $617,483,708) 99.4%...................                                           656,737,659
Other Assets, less Liabilities .6% ...........................                                             3,852,282
                                                                                                        ------------
Total Net Assets 100.0% ......................................                                          $660,589,941
                                                                                                        ============


Currency Abbreviations:
AUD  - Australian Dollar
CAD  - Canadian Dollar
DKK  - Danish Krone
EUR  - European Unit
GBP  - British Pound
NZD  - New Zealand Dollar
SEK  - Swedish Krona


*The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)Non-income producing


                       See notes to financial statements.

                                                                          TA-13
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ................................................    $617,483,708
                                                           ============
  Value ...............................................     656,737,659
 Cash .................................................          70,757
 Receivables:
  Investment securities sold ..........................       2,537,113
  Capital shares sold .................................         255,629
  Dividends and interest ..............................       3,249,493
                                                           ------------
   Total assets .......................................     662,850,651
                                                           ------------
Liabilities:
 Payables:
  Capital shares redeemed .............................       1,604,140
  Affiliates ..........................................         422,050
  Professional fees ...................................          25,804
  Reports to shareholders .............................         144,026
 Other liabilities ....................................          64,690
                                                           ------------
   Total liabilities ..................................       2,260,710
                                                           ------------
    Net assets, at value ..............................    $660,589,941
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $  8,243,716
 Net unrealized appreciation ..........................      39,307,098
 Accumulated net realized gain ........................      53,097,813
 Capital shares .......................................     559,941,314
                                                           ------------
    Net assets, at value ..............................    $660,589,941
                                                           ============
Class 1:
 Net assets, at value .................................    $628,243,683
                                                           ============
 Shares outstanding ...................................      32,684,591
                                                           ============
 Net asset value and offering price per share .........    $      19.22
                                                           ============
Class 2:
 Net assets, at value .................................    $ 32,346,258
                                                           ============
 Shares outstanding ...................................       1,690,505
                                                           ============
 Net asset value and offering price per share .........    $      19.13
                                                           ============

                       See notes to financial statements.

TA-14
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2000

Investment income:
 (net of foreign taxes of $1,336,789)
 Dividends ...............................................................    $  13,009,465
 Interest ................................................................        7,581,862
                                                                              -------------
   Total investment income ...............................................       20,591,327
                                                                              =============
Expenses:
 Management fees (Note 3) ................................................        4,131,722
 Administrative fees (Note 3) ............................................          850,678
 Distribution fees - Class 2 (Note 3) ....................................           65,577
 Custodian fees ..........................................................          192,110
 Reports to shareholders .................................................          315,601
 Professional fees (Note 3) ..............................................           61,000
 Trustees' fees and expenses .............................................            8,015
 Other ...................................................................            7,564
                                                                              -------------
   Total expenses ........................................................        5,632,267
                                                                              -------------
    Net investment income ................................................       14,959,060
                                                                              -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................       69,435,780
  Foreign currency transactions ..........................................         (671,914)
                                                                              -------------
   Net realized gain .....................................................       68,763,866
 Net unrealized appreciation (depreciation) on:
  Investments ............................................................      (81,573,794)
  Translation of assets and liabilities denominated in foreign currencies           216,138
                                                                              -------------
   Net unrealized depreciation ...........................................      (81,357,656)
                                                                              -------------
Net realized and unrealized loss .........................................      (12,593,790)
                                                                              -------------
Net increase in net assets resulting from operations .....................    $   2,365,270
                                                                              =============

                       See notes to financial statements.

                                                                          TA-15
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                       2000               1999
                                                                                 ----------------   ----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................    $   14,959,060     $  13,810,413
  Net realized gain from investments and foreign currency transactions .......        68,763,866        88,790,440
  Net unrealized appreciation (depreciation) on investments and translation
    of assets and liabilities denominated in foreign currencies ..............       (81,357,656)       36,425,123
                                                                                  --------------     -------------
   Net increase in net assets resulting from operations ......................         2,365,270       139,025,976
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...................................................................       (15,153,507)      (14,822,362)
   Class 2 ...................................................................          (472,676)         (310,147)
  Net realized gains:
   Class 1 ...................................................................      (104,057,396)      (82,476,906)
   Class 2 ...................................................................        (3,633,708)       (1,907,029)
                                                                                  --------------     -------------
 Total distributions to shareholders .........................................      (123,317,287)      (99,516,444)
 Capital share transactions: (Note 2)
   Class 1 ...................................................................        73,640,758       (58,852,355)
   Class 2 ...................................................................        15,390,362         3,928,278
                                                                                  --------------     -------------
 Total capital share transactions ............................................        89,031,120       (54,924,077)
    Net decrease in net assets ...............................................       (31,920,897)      (15,414,545)
Net assets:
 Beginning of year ...........................................................       692,510,838       707,925,383
                                                                                  --------------     -------------
 End of year .................................................................    $  660,589,941     $ 692,510,838
                                                                                  ==============     =============
Undistributed net investment income included in net assets:
 End of year .................................................................    $    8,243,716     $  11,558,951
                                                                                  ==============     =============

                       See notes to financial statements.

TA-16
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON ASSET STRATEGY
FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Asset Strategy Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments.

Effective May 1, 2000, the name of the Templeton Asset Allocation Fund changed to Templeton Asset Strategy Fund, as a result of fund mergers, as discussed in
Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Forward Exchange Contracts

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

                                                                          TA-17
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON ASSET STRATEGY
FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Indexed Securities

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor its investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Adopting these principles will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $685,225.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

TA-18
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON ASSET STRATEGY
FUND

Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

At December 31, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                          Year Ended December 31,
                                                    -------------------------------------------------------------------
                                                                  2000                              1999
                                                    -------------------------------------------------------------------
                                                         Shares           Amount           Shares           Amount
Class 1 Shares:                                     -------------------------------------------------------------------
Shares sold .......................................       516,917    $   10,149,459         240,379    $    5,144,326
Shares issued on merger (Note 6) ..................     2,830,073        53,573,397              --                --
Shares issued on reinvestment of distributions ....     6,151,475       119,210,903       5,305,304        97,299,268
Shares redeemed ...................................    (5,549,199)     (109,293,001)     (7,631,687)     (161,295,949)
                                                       ----------    --------------      ----------    --------------
Net increase (decrease) ...........................     3,949,266    $   73,640,758      (2,086,004)   $  (58,852,355)
                                                       ==========    ==============      ==========    ==============
Class 2 Shares:
Shares sold .......................................       785,706    $   15,358,226         279,540    $    5,948,034
Shares issued on merger (Note 6) ..................         2,893            54,613              --                --
Shares issued on reinvestment of distributions ....       212,594         4,106,384         121,157         2,217,176
Shares redeemed ...................................      (211,313)       (4,128,861)       (204,412)       (4,236,932)
                                                       ----------    --------------      ----------    --------------
Net increase ......................................       789,880    $   15,390,362         196,285    $    3,928,278
                                                       ==========    ==============      ==========    ==============

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                         Affiliation
       ------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                 Administrative manager
       Templeton Investment Counsel, LLC (TIC)                        Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Service)   Transfer agent

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

    Annualized Fee Rate        Daily Net Assets
    -----------------------------------------------------------------------------
        .65%                  First $200 million
        .585%                 Over $200 million, up to and including $1.3 billion
        .52%                  Over $1.3 billion

The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

    Annualized Fee Rate       Daily Net Assets
    -----------------------------------------------------------------------------
        .15%                  First $200 million
        .135%                 Over $200 million, up to and including $700 million
        .10%                  Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

                                                                          TA-19
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON ASSET STRATEGY
FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Included in professional fees are legal fees of $17,687 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 2000, the Fund had deferred capital and deferred currency losses of $1,937,761 and $78,378, respectively, occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, merger related expenses, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $617,498,330 was as follows:

  Unrealized appreciation .............  $  139,395,638
  Unrealized depreciation .............    (100,156,309)
                                         --------------
  Net unrealized appreciation .........  $   39,239,329
                                         ==============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $196,134,361 and $312,727,816, respectively.

6. MERGER

On May 1, 2000, the Franklin Templeton Variable Insurance Products (FTVIPT) - Templeton Asset Strategy Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Templeton Asset Allocation Fund pursuant to a plan of reorganization approved by the TVP - Templeton Asset Allocation Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton Asset Allocation Fund survived the reorganization; therefore, the financial statements of FTVIPT - Templeton Asset Strategy Fund reflect the financial statements of TVP - Templeton Asset Allocation Fund. Immediately preceding the merger, FTVIPT - Templeton Asset Strategy Fund completed a reverse split of its shares in the ratio of one new Class 1 share for each .6062 existing Class 1 share and one new Class 2 share for each .6066 existing Class 2 share. As a result, the FTVIPT - Templeton Asset Strategy Fund net asset value per share was $18.93 for Class 1 and $18.88 for Class 2 on May 1, 2000. TVP - Templeton Asset Allocation Fund's shareholders contributed net assets having an aggregate value of $653,548,460 (including $91,802,754 of unrealized appreciation) in exchange for 2,830,073 Class 1 shares and 2,893 Class 2 shares (post-split) of the FTVIPT - Templeton Asset Strategy Fund. Immediately prior to the merger, FTVIPT - Templeton Asset Strategy Fund had net assets of $53,628,010 (including unrealized depreciation of $347,919). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton Asset Strategy Fund were $707,176,470.

TA-20
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Asset Strategy Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

                                                                          TA-21
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $51,475,949 as a capital gain dividend for the fiscal year ended December 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.

TA-22
Page

                              TEMPLETON DEVELOPING MARKETS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Developing Markets Securities Fund (formerly Templeton Developing Markets Fund) seeks long-term capital appreciation. The Fund invests primarily in emerging market equity securities.
--------------------------------------------------------------------------------

This annual report for Templeton Developing Markets Securities Fund covers the period ended December 31, 2000. During the year, many emerging market economies benefited from positive events.

Asia continued to attract foreign investment during the year as economic recovery in most countries continued. South Korean president Kim Dae-jung's tireless efforts in bringing together the two Koreas bore fruit as South Korean companies expanded their business to the north. Although the latest Hyundai Group restructuring did arouse concern, it also brought to the forefront the need for corporate reforms. While the Korean government made some progress this year, we anticipate further changes ahead. In Hong Kong, we believe the city's reputation as a world-class financial center, its history of competent financial management and strong adherence to law continue to make for an attractive investment opportunity. In China, breakthrough World Trade Organization talks led to agreements on import tariff quotas and expanded legal rights for foreign companies. Meanwhile, in an encouraging development, the U.S. Senate granted permanent normal trading relations to China.

In Latin America, Mexico continued to display strong fundamentals during the year, including a 7.3% industrial production increase and double-digit import and export growth in October. High oil prices positively impacted government finances, improving income levels boosted results for domestic sector companies, and the country cleared its outstanding debt with the International Monetary Fund (IMF). Also, President Vicente Fox announced that tax reform will be a major component of his administration. Brazil continued its efforts to attract foreign investment by reducing taxes and red-tape restrictions and by streamlining foreign exchange laws. Citing economic growth and low inflation, Moody's Investors Service, an independent rating agency, raised the country's credit rating, thus restoring Brazil's rating to its level prior to the 1999 currency devaluation. Brazil also completed the largest ever emerging market debt exchange, swapping over US$5 billion worth of Brady bonds for new 40-year global bonds. In Argentina, despite a US$7.4 billion standby facility arrangement with

This chart in pie format shows the geographic distribution of Templeton Developing Markets Securities Fund as a percentage of total net assets on 12/31/00.

Asia                              35.9%
Latin America                     21.9%
Mid-East/Africa                   15.3%
Europe                            12.3%
Short-Term Investments
& Other Net Assets                14.6%

                                                                            TD-1

Page

Top 10 Countries
Templeton Developing Markets
Securities Fund
12/31/00

                    % of Total
                    Net Assets
------------------------------
   South Africa        12.9%

   Mexico               9.7%

   Brazil               8.3%

   South Korea          6.6%

   Thailand             6.1%

   Poland               5.5%

   Turkey               5.2%

   Hong Kong            4.9%

   Singapore            4.4%

   Indonesia            3.1%

the IMF in the first half of the year, concerns surrounding the country's high debt position appeared to resurface in November. These concerns, combined with the brief period of political instability following the vice president's resignation, contributed to that country's stock market decline. In a positive development, the approval of an IMF-led US$39.7 billion rescue package, which included US$10 billion from local banks, could improve investor confidence in the country.

In South Africa, companies began to see the benefits of recent efforts to streamline operations and increase competitiveness on an international level. In a favorable development, the government announced its intention to accelerate the privatization of state-owned companies and raise at least US$6 billion by 2004, primarily through foreign direct investment.

During the 12-month reporting period, Southern and Eastern European countries undertook various reforms seeking to ensure their accession into the European Union. In Turkey, a short-term banking crisis in December led to a US$10 billion IMF loan package and government measures to strengthen the banking system and speed up privatization. In Russia, President Putin continued his battle to push through economic and political reforms, the impact of which remains to be seen. Meanwhile high oil prices worldwide bolstered the country's exports, which grew 34% in September.

Unfortunately, the year began on a promising note for emerging market equities that was not realized. The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index gained 2.42% in the first quarter, largely on the impetus of information technology stocks, whose strength favorably impacted other industries. As we expected, the second quarter brought about heavy technology stock corrections, discouraging investors across the board and contributing to the MSCI EMF Index's 10.16% loss. In the third quarter, investors began to recuperate from these losses and rediscover value investing in old economy stocks. However, momentum slowed as the 10-year high in global oil prices took its toll on the markets and the MSCI EMF Index fell 13.00%. Signs of slowing U.S. growth also played a part in the volatility experienced in some markets, with the MSCI EMF Index further declining 13.32% in the fourth quarter. Historically, there has not been a strong correlation between U.S. and emerging market performance. However, during the recent U.S. technology stock boom, emerging market indexes seemed to move in tandem with those in the U.S., particularly the Nasdaq Composite Index. This short-term

TD-2
Page

correlation began to decline near the period's end. For the year under review, emerging markets delivered generally disappointing returns and the MSCI EMF Index fell 30.61%.(1)

Templeton Developing Markets Securities Fund seeks attractive bargains in emerging-market countries and regions where we see promising opportunities. In Asia, we used recent downturn periods to build long-term positions cheaply. We continue to favor South Africa due, in our opinion, to the market's growth potential and the generally high quality of the country's company managements. We believe that South Africa's policies will build long-term stability, as indicated by improving trade policies, strict monetary policies and a 10-year low budget deficit. As of year-end, South African holdings constituted the greatest proportion of the portfolio at 12.9% of total net assets, followed by Mexico (9.7%), Brazil (8.3%) and South Korea (6.6%). We invested predominantly in banking, telecommunications, and oil and gas.

We expect turbulence to continue in most emerging markets over the short term, as investors recuperate from this year's losses and become more cautious, especially in the heavily corrected technology sector. Expectations for lower U.S. interest rates could boost some markets, especially in Asia and Latin America as well as interest-rate sensitive sectors such as real estate. In any case, with economic recovery in most regions well on its way, we feel that the present equity discounts are unwarranted. Thus, we will continue to use these opportunities to build positions in what we believe to be cheap value stocks.

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

Top 10 Holdings
Templeton Developing Markets
Securities Fund
12/31/00

  Company                          % of Total
  Industry, Country                Net Assets
---------------------------------------------
   Grupo Financiero
   Banamex Accival
   SA de CV                             4.1%
   Banks, Mexico

   Cemex SA                             3.2%
   Construction Materials,
   Mexico

   Cheung Kong
   Holdings Ltd.                        3.2%
   Real Estate, Hong Kong

   Centrias Eletricas
   Brasileiras SA (Eletrobras)          3.0%
   Electric Utilities, Brazil

   Akbank                               2.0%
   Banks, Turkey

   Banco Bradesco SA, pfd.              2.0%
   Banks, Brazil

   South African
   Breweries PLC                        1.8%
   Beverages, South Africa

   Sasol Ltd.                           1.7%
   Oil & Gas, South Africa

   Samsung Electronics Co.
   Ltd.                                 1.7%
   Semiconductor
   Equipment & Products,
   South Korea

   Anglo American PLC                   1.6%
   Metals & Mining, South
   Africa

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                           TD-3
Page



Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, Hong Kong's equity market has increased 763% in the past 15 years, but has suffered 5 quarterly declines of more than 20% during that time.(2) While short-term volatility can be disconcerting, declines of more than 50% are not unusual in emerging markets. The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds. These special risks and other considerations are discussed in the Fund's prospectus.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

(2). Source: Hang Seng Index. The Hang Seng Index is the main indicator of stock market performance in Hong Kong. Based on quarterly percentage price change over 15 years ended 12/31/00. Market return is measured in U.S.-dollar terms and does not include reinvested dividends.

TD-4
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Developing Markets Securities Fund - Class 1*
Periods ended 12/31/00
                                                                                       Since
                                                                                     Inception
                                                               1-Year      3-Year     (3/4/96)
--------------------------------------------------------------------------------------------------
 Average Annual Total Return                                 -31.76%       -6.02%      -11.52%
 Cumulative Total Return                                     -31.76%      -17.00%      -44.60%
 Value of $10,000 Investment                                  $6,824       $8,300       $5,540

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (3/4/96-12/31/00)

The graph compares the performance of Templeton Developing Markets Securities Fund - Class 1, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and the S&P/International Finance Corporation (IFC) Investable Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Developing Markets Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the MSCI Emerging Markets Free Index* and S&P/IFC Investable Composite Index* from 3/4/96-12/31/00.

                       Templeton Developing      MSCI Emerging Markets          S&P/IFC Investable
                  Markets Securities Fund -                 Free Index             Composite Index
                                    Class I

              --------------------------------------------------------------------------------------
     03/04/1996                     $10,000                     $10,000                     $10,000
     03/31/1996                     $10,020         0.68%       $10,068         1.25%       $10,125
     04/30/1996                      $9,980         4.00%       $10,471         4.04%       $10,534
     05/31/1996                     $10,010        -0.45%       $10,424        -0.88%       $10,442
     06/30/1996                      $9,800         0.62%       $10,488         1.17%       $10,564
     07/31/1996                      $9,250        -6.83%        $9,772        -6.56%        $9,871
     08/31/1996                      $9,250         2.56%       $10,022         3.09%       $10,176
     09/30/1996                      $9,370         0.87%       $10,109         1.48%       $10,327
     10/31/1996                      $9,140        -2.67%        $9,839        -2.15%       $10,105
     11/30/1996                      $9,460         1.68%       $10,005         1.48%       $10,254
     12/31/1996                      $9,430         0.45%       $10,050         0.44%       $10,299
     01/31/1997                     $10,110         6.82%       $10,735         7.07%       $11,027
     02/28/1997                     $10,349         4.28%       $11,194         4.88%       $11,566
     03/31/1997                     $10,138        -2.63%       $10,900        -2.46%       $11,281
     04/30/1997                      $9,896         0.18%       $10,920        -1.69%       $11,090
     05/31/1997                      $9,816         2.86%       $11,232         3.40%       $11,467
     06/30/1997                      $9,987         5.35%       $11,833         4.32%       $11,963
     07/31/1997                     $10,369         1.49%       $12,009         0.97%       $12,079
     08/31/1997                      $9,373       -12.72%       $10,482       -12.76%       $10,538
     09/30/1997                      $9,614         2.77%       $10,772         3.25%       $10,880
     10/31/1997                      $7,873       -16.41%        $9,004       -16.44%        $9,091
     11/30/1997                      $7,077        -3.65%        $8,676        -4.74%        $8,660
     12/31/1997                      $6,675         2.41%        $8,885         1.42%        $8,783
     01/31/1998                      $6,262        -7.84%        $8,188        -6.58%        $8,205
     02/28/1998                      $6,977        10.44%        $9,043        10.21%        $9,043
     03/31/1998                      $7,139         4.34%        $9,435         3.92%        $9,398
     04/30/1998                      $6,902        -1.09%        $9,333         0.25%        $9,421
     05/31/1998                      $5,822       -13.70%        $8,054       -12.47%        $8,246
     06/30/1998                      $5,113       -10.49%        $7,209       -10.22%        $7,404
     07/31/1998                      $5,143         3.17%        $7,438         3.98%        $7,698
     08/31/1998                      $3,950       -28.91%        $5,287       -28.11%        $5,534
     09/30/1998                      $4,166         6.34%        $5,623         4.75%        $5,797
     10/31/1998                      $4,763        10.53%        $6,215        11.58%        $6,468
     11/30/1998                      $5,370         8.32%        $6,732         7.53%        $6,956
     12/31/1998                      $5,277        -1.45%        $6,634        -1.50%        $6,851
     01/31/1999                      $5,082        -1.61%        $6,527        -2.42%        $6,685
     02/28/1999                      $4,999         0.97%        $6,591         1.78%        $6,804
     03/31/1999                      $5,705        13.18%        $7,459        11.67%        $7,599
     04/30/1999                      $6,948        12.37%        $8,382        13.63%        $8,634
     05/31/1999                      $6,760        -0.58%        $8,333        -1.79%        $8,480
     06/30/1999                      $7,554        11.35%        $9,279        10.90%        $9,404
     07/31/1999                      $7,042        -2.72%        $9,027        -1.43%        $9,269
     08/31/1999                      $6,781         0.91%        $9,109         1.08%        $9,370
     09/30/1999                      $6,436        -3.38%        $8,801        -2.78%        $9,109
     10/31/1999                      $6,614         2.13%        $8,989         1.70%        $9,264
     11/30/1999                      $7,042         8.97%        $9,795         8.99%       $10,097
     12/31/1999                      $8,119        12.72%       $11,041        13.40%       $11,450
     01/31/2000        -3.86%        $7,805         0.60%       $11,107        -0.01%       $11,449
     02/29/2000        -3.78%        $7,510         1.32%       $11,254        -0.08%       $11,439
     03/31/2000         0.70%        $7,563         0.49%       $11,309         1.44%       $11,604
     04/30/2000        -9.87%        $6,816        -9.48%       $10,237       -10.21%       $10,419
     05/31/2000        -7.59%        $6,299        -4.13%        $9,814        -2.78%       $10,130
     06/30/2000         7.04%        $6,742         3.52%       $10,159         2.82%       $10,415
     07/31/2000        -3.76%        $6,489        -5.14%        $9,637        -4.80%        $9,915
     08/31/2000         2.11%        $6,626         0.49%        $9,684         0.38%        $9,953
     09/30/2000        -9.55%        $5,993        -8.73%        $8,839        -8.94%        $9,063
     10/31/2000        -8.10%        $5,508        -7.25%        $8,198        -8.09%        $8,330
     11/30/2000        -4.79%        $5,244        -8.74%        $7,482        -8.83%        $7,595
     12/31/2000         5.63%        $5,540         2.41%        $7,662         2.90%        $7,815

**Sources: MSCI; Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

                          Past performance does not guarantee future results.

Templeton Developing Markets Securities Fund Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                           TD-5
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Financial Highlights


                                                                                            Class 1
                                                               ------------------------------------------------------------------
                                                                                    Year Ended December 31,
                                                               ------------------------------------------------------------------
                                                                    2000         1999          1998          1997        1996(c)
                                                               ------------------------------------------------------------------
Per share operating performance(e)
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................      $7.77        $5.13         $6.63         $9.43      $ 10.00
                                                               ------------------------------------------------------------------
Income from investment operations:
 Net investment incomed ......................................        .07          .05           .07           .09          .05
 Net realized and unrealized gains (losses) ..................      (2.52)        2.67         (1.42)        (2.82)      (  .62)
                                                               ------------------------------------------------------------------
Total from investment operations .............................      (2.45)        2.72         (1.35)        (2.73)      (  .57)
                                                               ------------------------------------------------------------------
Less distributions from:
 Net investment income .......................................       (.07)        (.08)         (.09)         (.04)          --
 Net realized gains ..........................................         --           --          (.06)         (.03)          --
                                                               ------------------------------------------------------------------
Total distributions ..........................................       (.07)        (.08)         (.15)         (.07)          --
                                                               ------------------------------------------------------------------
Net asset value, end of year .................................      $5.25        $7.77         $5.13         $6.63      $  9.43
                                                               ==================================================================
Total return(b)...............................................   (31.76)%       53.84%      (20.94)%      (29.22)%     ( 5.70)%
Ratios/supplemental data
Net assets, end of year (000's) ..............................   $301,645     $297,605      $180,684      $163,459      $72,245
Ratios to average net assets:
 Expenses ....................................................      1.56%        1.50%         1.66%         1.58%         1.70%(a)
 Expenses, excluding waiver and payment by affiliate .........      1.56%        1.50%         1.66%         1.58%         1.78%(a)
 Net investment income .......................................      1.13%         .82%         1.67%         1.63%         1.52%(a)
Portfolio turnover rate ......................................     89.48%       60.27%        23.22%        23.82%         9.95%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period March 4, 1996 (effective date) to December 31, 1996.
(d)Based on average shares outstanding effective year ended December 31, 1999.
(e)Financial highlights presented reflect historical financial information from TVP - Templeton Developing Markets Fund as a result of the merger discussed in Note 6.

TD-6
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Financial Highlights (continued)

                                                                                  Class 2
                                                        -----------------------------------------------------------
                                                                          Year Ended December 31,
                                                        -----------------------------------------------------------
                                                             2000           1999           1998           1997(c)
                                                        -----------------------------------------------------------
Per share operating performance(e)
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................        $7.74         $5.12           $6.62           $9.85
                                                        -----------------------------------------------------------
Income from investment operations:
 Net investment incomed .............................          .06           .03             .07             .04
 Net realized and unrealized gains (losses) .........        (2.53)         2.66           (1.42)          (3.27)
                                                        -----------------------------------------------------------
Total from investment operations ....................        (2.47)         2.69           (1.35)          (3.23)
                                                        -----------------------------------------------------------
Less distributions from:
 Net investment income ..............................         (.05)         (.07)           (.09)             --
 Net realized gains .................................           --             --           (.06)             --
                                                        -----------------------------------------------------------
Total distributions .................................         (.05)         (.07)           (.15)             --
                                                        -----------------------------------------------------------
Net asset value, end of year ........................        $5.22         $7.74           $5.12           $6.62
                                                        ===========================================================
Total returnb .......................................     (32.04)%        53.27%        (21.03)%        (32.79)%
Ratios/supplemental data
Net assets, end of year (000's) .....................      $56,617       $49,654         $17,287          $9,569
Ratios to average net assets:
 Expenses ...........................................        1.81%         1.75%           1.91%            1.77%(a)
 Net investment income ..............................         .88%          .52%           1.44%            1.48%(a)
Portfolio turnover rate .............................       89.48%        60.27%          23.22%           23.82%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1997 (effective date) to December 31, 1997.
(d)Based on average shares outstanding effective year ended December 31, 1999.
(e)Financial highlights presented reflect historical financial information from TVP - Templeton Developing Markets Fund as a result of the merger discussed in Note 6.

                       See notes to financial statements.

                                                                           TD-7
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Statement of Investments, December 31, 2000


                                                                                                            SHARES/
                                                                          INDUSTRY                          WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    Long Term Investments 85.4%
    Argentina 2.5%
(a) Capex SA, A .............................................           Electric Utilities                     69,028  $    356,064
(a) Molinos Rio de la Plata SA, B ...........................              Food Products                      908,459     1,528,657
    Perez Companc SA, B .....................................                Oil & Gas                      1,091,351     1,683,374
    Quilmes Industrial SA, ADR, pfd. ........................                Beverages                        204,750     1,842,750
    Telecom Argentina Stet-France Telecom SA, ADR ........... Diversified Telecommunication Services          217,640     3,414,228
                                                                                                                       ------------
                                                                                                                          8,825,073
    Austria 2.2%                                                                                                       ------------
    Austria Tabak AG ........................................                 Tobacco                          16,297       903,493
    Bbag Oesterreichische Brau-Beteiligungs AG ..............                Beverages                         23,780     1,026,992
    Erste Bank der Oester Sparkassen AG .....................                  Banks                           55,010     2,479,021
    Mayr-Melnhof Karton AG ..................................         Containers & Packaging                   21,044       927,799
    OMV AG ..................................................                Oil & Gas                         30,805     2,386,012
                                                                                                                       ------------
                                                                                                                          7,723,317
    Brazil 8.3%                                                                                                        ------------
(a) Banco Bradesco SA, pfd. .................................                  Banks                    1,011,243,734     7,260,211
    Centrais Eletricas Brasileiras SA (Eletrobras) ..........           Electric Utilities                166,423,000     3,076,692
    Centrais Eletricas Brasileiras SA (Eletrobras), B, pfd. .           Electric Utilities                406,998,000     7,515,896
    Cia Energetica de Minas Gerais, pfd. ....................           Electric Utilities                111,434,000     1,611,507
    Companhia Paranaense de Energia-Copel, B, pfd. ..........           Electric Utilities                245,035,000     1,985,412
(a) Companhia Riograndense de Telecom, A, pfd. .............. Diversified Telecommunication Services        3,597,000     1,448,023
    Copene-Petroquimica do Nordeste SA, A, pfd. .............                Chemicals                      1,655,700       509,446
    Duratex SA, pfd. ........................................            Building Products                 74,447,583     2,099,804
    Eletropaulo Metropolitana SA, pfd. ......................           Electric Utilities                 17,230,000       795,319
    Empresa Brasileira de Aeronautica SA ....................           Aerospace & Defense                   166,100     1,051,967
    Tele Norte Leste Participacoes SA, pfd. ................. Diversified Telecommunication Services       19,293,883       415,561
    Unibanco Uniao de Bancos Brasileiros SA, GDR ............                  Banks                           60,290     1,774,787
                                                                                                                       ------------
                                                                                                                         29,544,625
(a) Chile .5%                                                                                                          ------------
    Cia de Telecomunicaciones de Chile SA, ADR .............. Diversified Telecommunication Services          113,254     1,493,537
    Madeco Manufacturera de Cobre SA, ADR ...................             Metals & Mining                      61,020       292,896
                                                                                                                       ------------
                                                                                                                          1,786,433
    China .6%                                                                                                          ------------
    Beijing Datang Power Generation Co. Ltd., H .............           Electric Utilities                     84,000        21,808
(a) China Petroleum & Chemical Corp., H .....................                Oil & Gas                      1,832,000       291,245
    PetroChina Co. Ltd., H ..................................                Oil & Gas                      7,466,000     1,244,349
    Shandong Huaneng Power Development Co. Ltd., ADR ........           Electric Utilities                     89,050       713,290
                                                                                                                       ------------
                                                                                                                          2,270,692
    Colombia .1%                                                                                                       ------------
    Cementos Argos SA .......................................         Construction Materials                  177,700       305,968
                                                                                                                       ------------
    Croatia .2%
    Pliva D D, GDR, Reg S ...................................             Pharmaceuticals                      68,600       806,050
                                                                                                                       ------------
    Czech Republic 1.6%
(a) CEZ AS ..................................................           Electric Utilities                  2,090,805     5,540,065
    Philip Morris CR AS .....................................                 Tobacco                             225        34,683
                                                                                                                       ------------
                                                                                                                          5,574,748
                                                                                                                       ------------


TD-8
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)


                                                                                                       SHARES/
                                                                           INDUSTRY                   WARRANTS       VALUE
------------------------------------------------------------------------------------------------------------------------------
    Long Term Investments (cont.)
    Egypt 1.2%
(a) Al Ahram Beverages Co., GDR ..........................                Beverages                      78,426   $ 1,009,735
    Commercial International Bank Ltd. ...................                  Banks                       201,750     1,841,163
(a) Orascom Telecom ......................................   Wireless Telecommunication Services         40,000       534,704
(a) Suez Cement Co. ......................................         Construction Materials                91,840       802,715
                                                                                                                  -----------
                                                                                                                    4,188,317
                                                                                                                  -----------
    Estonia .2%
    Hansabank Ltd. .......................................                  Banks                       102,650       856,649
                                                                                                                  -----------
    Finland .1%
    Hartwall OYJ, A ......................................                Beverages                      17,290       332,772
                                                                                                                  -----------
    Greece .4%
    Hellenic Telecommunications Organization SA .......... Diversified Telecommunication Services        87,160     1,300,397
                                                                                                                  -----------
    Hong Kong 4.9% .......................................
    Cheung Kong Holdings Ltd. ............................               Real Estate                    888,000    11,356,299
    Dairy Farm International Holdings Ltd. ...............          Food & Drug Retailing             1,561,333       562,080
    Hang Lung Development Co. Ltd. .......................               Real Estate                  1,906,000     1,698,317
    HSBC Holdings PLC ....................................                  Banks                        75,833     1,122,926
    Hutchison Whampoa Ltd. ...............................         Diversified Financials               211,400     2,635,758
                                                                                                                  -----------
                                                                                                                   17,375,380
                                                                                                                  -----------
    Hungary .9%
    Egis RT ..............................................             Pharmaceuticals                   10,528       397,121
    Gedeon Richter Ltd. ..................................             Pharmaceuticals                   21,060     1,243,431
    Matav RT ............................................. Diversified Telecommunication Services       236,900       984,217
    Mol Magyar Olay-Es Gazipari RT .......................                Oil & Gas                      25,300       427,431
                                                                                                                  -----------
                                                                                                                    3,052,200
                                                                                                                  -----------
    India 1.2%
    Gas Authority of India Ltd.,144A, GDR ................              Gas Utilities                    14,000        87,850
    Grasim Industries Ltd. ...............................        Industrial Conglomerates               80,162       496,118
    Hindalco Industries Inc. .............................             Metals & Mining                    9,441       149,209
    Hindustan Petroleum Corp. Ltd. .......................                Oil & Gas                      58,850       177,571
    Mahanagar Telephone Nigam Ltd. ....................... Diversified Telecommunication Services       482,300     1,850,470
    Satyam Computers Services Ltd. .......................        IT Consulting & Services               14,800       102,487
    SSI Ltd. .............................................        IT Consulting & Services               29,650       909,127
(a) Zee Telefilms Ltd. ...................................                  Media                       112,500       667,577
                                                                                                                  -----------
                                                                                                                    4,440,409
                                                                                                                  -----------
    Indonesia 3.1%
(a) Asia Pulp & Paper Co. Ltd., ADR ......................         Paper & Forest Products              393,230       196,615
(a) PT Barito Pacific Timber TBK .........................         Paper & Forest Products            1,644,000        22,090
    PT Gudang Garamm .....................................                 Tobacco                      521,000       700,052
    PT Hanjaya Mandala Sampoerna .........................                 Tobacco                      178,500       274,899
(a) PT Indah Kiat Pulp & Paper Corp. .....................         Paper & Forest Products           11,463,750       977,529
(a) PT Indocement Tunggal Prakarsa .......................         Construction Materials             2,790,500       461,478
(a) PT Indofoods Sukses Makmur ...........................              Food Products                19,163,525     1,535,063
    PT Indosat ........................................... Diversified Telecommunication Services     1,923,000     1,788,837
    PT Semen Gresik (Persero) ............................         Construction Materials             1,493,618       895,399
    PT Telekomunikasi Indonesia (Persero), B ............. Diversified Telecommunication Services    18,738,900     3,970,516
    PT Timah TBK .........................................             Metals & Mining                1,788,500       254,180
    PT Tjiwi Kimia .......................................         Paper & Forest Products            2,233,380       144,275
                                                                                                                  -----------
                                                                                                                   11,220,933
                                                                                                                  -----------

                                                                           TD-9
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)


                                                                                                     SHARES/
                                                                         INDUSTRY                   WARRANTS       VALUE
----------------------------------------------------------------------------------------------------------------------------
    Long Term Investments (cont.)
    Israel 1.2%
    Elbit Systems Ltd. .................................           Aerospace & Defense                18,267    $   238,079
    Elron Electronic Industries Ltd. ...................   Electronic Equipment & Instruments         41,920      1,181,867
(a) Formula Systems Ltd. ...............................                Software                      26,380        827,902
(a) Fundtech Ltd. ......................................                Software                      42,890        766,659
(a) Gilat Satellite Networks Ltd. ......................        Communications Equipment               7,680        195,840
    Koor Industries Ltd. ...............................        Industrial Conglomerates               3,370        218,444
(a) Magic Software Enterprises Ltd. ....................                Software                      21,450         50,944
(a) Makhteshim-Agan Industries Ltd. ....................                Chemicals                    228,370        558,570
(a) Orckit Communications Ltd. ......................... Diversified Telecommunication Services       21,800         46,325
(a) Sapiens International Corp. ........................                Software                         600            656
(a) Tecnomatix Technologies Ltd. .......................                Software                      29,339        154,030
(a) Vocaltec Communications Ltd. .......................                Software                      26,350        116,928
                                                                                                                -----------
                                                                                                                  4,356,244
                                                                                                                -----------
    Malaysia .7%
    Genting Bhd. .......................................      Hotels Restaurants & Leisure           748,200      1,850,810
    IOI Corp. Bhd. .....................................              Food Products                  599,000        401,961
    Resorts World Bhd. .................................      Hotels Restaurants & Leisure           250,000        398,026
                                                                                                                -----------
                                                                                                                  2,650,797
                                                                                                                -----------
    Mexico 9.7%
    Alfa SA de CV, A ...................................        Industrial Conglomerates             355,500        488,380
    Cemex SA ...........................................         Construction Materials            3,183,555     11,513,611
    DESC SA de CV DESC, B ..............................        Industrial Conglomerates             602,400        228,835
    Fomento Economico Mexicano SA de CV Femsa ..........                Beverages                     19,420        580,172
    Grupo Bimbo SA de CV, A ............................              Food Products                  711,000        998,959
(a) Grupo Carso SA de CV, A ............................        Industrial Conglomerates              35,000         86,694
(a) Grupo Financiero Banamex Accival SA de CV ..........                  Banks                    9,016,059     14,825,803
(a) Grupo Financiero Bancomer SA de CV .................                  Banks                    1,773,000        981,668
    Kimberly Clark de Mexico SA de CV, A ...............         Paper & Forest Products              78,000        215,934
(a) Nuevo Grupo Mexico, B ..............................             Metals & Mining                 147,800        446,084
    Telefonos de Mexico SA (Telmex), ADR ............... Diversified Telecommunication Services       99,920      4,508,890
                                                                                                                -----------
                                                                                                                 34,875,030
                                                                                                                -----------
    Pakistan 1.1%
(a) Hub Power Co. Ltd. .................................           Electric Utilities              5,254,000      1,798,015
    Pakistan Telecommunications Corp., A ............... Diversified Telecommunication Services    5,577,500      2,100,555
                                                                                                                -----------
                                                                                                                  3,898,570
                                                                                                                -----------
    Philippines 1.4%
(a) Philippine National Bank ...........................                  Banks                    1,353,861      1,028,934
(a) RFM Corp. ..........................................              Food Products                  150,715          3,014
    San Miguel Corp., B ................................                Beverages                  3,694,300      4,100,673
                                                                                                                -----------
                                                                                                                  5,132,621
                                                                                                                -----------

TD-10
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)


                                                                                               SHARES/
                                                                 INDUSTRY                     WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------------------
    Long Term Investments (cont.)
    Poland 5.5%
    Bank Rozwoju Eksportu SA .................                    Banks                         47,100      $ 1,493,067
    Bank Slaski SA W Katowicach ..............                    Banks                         29,656        1,686,427
(a) Elektrim SA ..............................            Electrical Equipment                 415,500        5,087,550
    Impexmetal SA ............................               Metals & Mining                    93,892          620,267
(a) Orbis SA .................................        Hotels Restaurants & Leisure              74,000          463,787
    Polski Koncern Naftowy Orlen SA ..........                  Oil & Gas                      935,607        5,094,049
    Prokom Software SA .......................          IT Consulting & Services                15,756          663,410
    Telekomunikacja Polska SA ................   Diversified Telecommunication Services        671,001        4,481,459
                                                                                                            -----------
                                                                                                             19,590,016
                                                                                                            -----------
    Russia 1.1%
    Lukoil Holdings ..........................                  Oil & Gas                       10,500           97,125
    Lukoil Holdings, ADR .....................                  Oil & Gas                       61,010        2,181,108
    Mosenergo, ADR ...........................             Electric Utilities                  103,450          232,763
    Mosenergo, GDR ...........................             Electric Utilities                   23,100           54,652
    Rostelecom, ADR ..........................   Diversified Telecommunication Services        236,280        1,225,703
    Rostelecom, pfd. .........................   Diversified Telecommunication Services        249,000           92,130
                                                                                                            -----------
                                                                                                              3,883,481
                                                                                                            -----------
    Singapore 4.4%
    Cycle & Carriage Ltd. ....................              Specialty Retail                    52,605          100,720
    First Capital Corp. Ltd. .................                 Real Estate                     121,000           97,693
    Fraser and Neave Ltd. ....................                  Beverages                      890,100        3,439,256
(a) Golden Agri-Resources Ltd. ...............                Food Products                  1,780,000          220,703
    Keppel Corp. Ltd. ........................           Diversified Financials              2,423,600        4,724,203
(a) Natsteel Electronics Ltd. ................           Computers & Peripherals             1,065,000        4,821,367
    Natsteel Ltd. ............................          Industrial Conglomerates                87,000          146,505
    Sembcorp Industries Ltd. .................          Industrial Conglomerates               780,694          765,386
    Sembcorp Marine Ltd. .....................                  Machinery                    1,541,000          622,088
    United Industrial Corp. Ltd. .............                 Real Estate                   1,654,000          810,784
                                                                                                            -----------
                                                                                                             15,748,705
                                                                                                            -----------
(a) Slovak Republic .1%
    Slovnaft AS ..............................                  Oil & Gas                       39,010          436,912
                                                                                                            -----------
    South Africa 12.9%
(a) African Bank Investments Ltd. ............           Diversified Financials              1,084,000          766,103
    Anglo American PLC .......................               Metals & Mining                   106,587        5,758,796
    Barloworld Ltd. ..........................          Industrial Conglomerates               741,700        4,663,794
(a) Comparex Holdings Ltd. ...................          IT Consulting & Services                66,600           73,726
    Fedsure Holdings Ltd. ....................                  Insurance                      372,177        1,533,939
    Firstrand Ltd. ...........................                    Banks                        107,000          118,732
(a) Imperial Holdings Ltd. ...................              Specialty Retail                    96,952          772,286
    Iscor Ltd. ...............................               Metals & Mining                   806,784        1,332,206
    Kersaf Investments Ltd. ..................        Hotels Restaurants & Leisure             289,767        1,232,562
    Liberty Group Ltd. .......................                  Insurance                      290,762        2,592,660
    Nedcor Ltd. ..............................                    Banks                         13,364          301,882
    Old Mutual PLC ...........................                  Insurance                    1,112,150        2,770,282
    Palabora Mining Co. Ltd. .................               Metals & Mining                    89,700          545,073
    Remgro Ltd. ..............................          Industrial Conglomerates               416,170        2,847,768
    Reunert Ltd. .............................     Electronic Equipment & Instruments          110,400          189,590
    Sanlam Ltd. ..............................                  Insurance                    1,334,000        1,684,682
    Sappi Ltd. ...............................           Paper & Forest Products               132,224          944,956


                                                                          TD-11
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)



                                                                                                             SHARES/
                                                                                  INDUSTRY                   WARRANTS     VALUE
---------------------------------------------------------------------------------------------------------------------------------
    Long Term Investments (cont.)
    South Africa (cont.)
    Sasol Ltd. ..................................................                 Oil & Gas                    950,200  $ 6,144,292
    South African Breweries PLC .................................                 Beverages                    922,324    6,481,854
    Super Group Ltd. ............................................             Specialty Retail                  97,000       69,194
    Tiger Brands Ltd. ...........................................               Food Products                  461,638    3,963,867
    Tongaat-Hulett Group Ltd. ...................................               Food Products                  179,995      907,108
    Venfin Ltd. .................................................    Wireless Telecommunication Services       213,909      569,388
                                                                                                                        -----------
                                                                                                                         46,264,740
    South Korea 6.6%                                                                                                    -----------
    Cheil Jedang Corp. ..........................................               Food Products                   47,360    1,141,881
    Hana Bank ...................................................                   Banks                       49,098      229,771
(a) Hyundai Electronics Industries Co. ..........................    Semiconductor Equipment & Products        281,550      895,841
    Hyundai Motor Co. Ltd. ......................................                Automobiles                   211,660    2,024,574
(a) Korea Data Systems ..........................................          Computers & Peripherals             136,440      173,651
    Korea Electric Power Corp. ..................................            Electric Utilities                221,940    4,140,541
    Korea Telecom Corp., ADR ....................................  Diversified Telecommunication Services       18,912      586,272
    L.G. Chemical Ltd. ..........................................                 Chemicals                     54,630      490,159
    Samsung Corp. ...............................................     Trading Companies & Distributors          78,460      319,422
(a) Samsung Electro-Mechanics Co. ...............................    Electronic Equipment & Instruments          6,247      169,385
    Samsung Electronics Co. Ltd. ................................    Semiconductor Equipment & Products         48,356    6,039,722
(a) Samsung Heavy Industries Co. Ltd. ...........................                 Machinery                    865,407    3,016,952
    Samsung SDI Co. Ltd. ........................................    Electronic Equipment & Instruments         60,023    2,230,104
    SK Corp. ....................................................                 Oil & Gas                    186,840    2,053,025
    SK Global ...................................................     Trading Companies & Distributors          47,710      293,803
                                                                                                                        -----------
                                                                                                                         23,805,103
    Taiwan .6%                                                                                                          -----------
(a) Accton Technology Corp. .....................................          Computers & Peripherals             454,000      437,779
    Advantech Co. Ltd. ..........................................          Computers & Peripherals              38,000      120,609
(a) Compal Electronics Inc. .....................................          Computers & Peripherals             367,000      498,105
    Elan Microelectronics Corp. .................................                 Software                      63,000      104,740
(a) Procomp Informatics Co. Ltd. ................................                 Machinery                     71,000      152,379
(a) Ritek Corp. .................................................          Computers & Peripherals              15,000       22,354
    UNI-President Enterprises Corp. .............................               Food Products                1,039,240      691,109
(a) Yageo Corp. .................................................    Electronic Equipment & Instruments        198,000      156,212
                                                                                                                        -----------
                                                                                                                          2,183,287
   Thailand 6.1%                                                                                                        -----------
(a) American Standard Sanitaryware Public Co. Ltd., fgn. ........             Building Products                 24,500       90,364
(a) Bangkok Bank Public Co. Ltd. ................................                   Banks                       28,287       16,628
(a) Bangkok Bank Public Co. Ltd., fgn. ..........................                   Banks                    1,915,700    1,523,551
    BEC World Public Co. Ltd., fgn. .............................                   Media                      115,990      577,543
    Charoen Pokphand Foods Public Co. Ltd., fgn. ................               Food Products                2,057,360    1,882,831
(a) Charoen Pokphand Foods Public Co. Ltd., wts., 4/29/02, fgn. .               Food Products                1,079,130       69,653
    Electricity Generating Public Co. Ltd. ......................            Electric Utilities                264,400      237,704
    Hana Microelectronics Co. Ltd., fgn. ........................    Electronic Equipment & Instruments        168,100      344,880
(a) Jasmine International Public Co. Ltd., fgn. .................  Diversified Telecommunication Services      824,400      155,834
(a) Land and House Public Co. Ltd., fgn. ........................            Household Durables                530,826      168,254
    PTT Exploration & Production Public Co. Ltd., fgn. ..........                 Oil & Gas                    735,300    1,711,971
    Saha Union Public Co. Ltd., fgn. ............................            Textiles & Apparel                 89,794       25,357
(a) Serm Suk Public Co. Ltd. ....................................                 Beverages                      9,400       19,610
(a) Shin Corporations Public Co. Ltd., fgn. .....................    Wireless Telecommunication Services       485,200    1,789,580
(a) Siam Cement Public Co. Ltd. .................................          Construction Materials               45,850      293,829


TD-12
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Statement of Investments, December 31, 2000 (cont.)


                                                                                                             SHARES/
                                                                                  INDUSTRY                   WARRANTS     VALUE
---------------------------------------------------------------------------------------------------------------------------------
    Long Term Investments (cont.)
    Thailand (cont.)
(a) Siam Cement Public Co. Ltd., fgn. .....................          Construction Materials                  180,410  $   1,705,120
(a) Siam Commercial Bank, 5.25%, cvt. pfd., fgn. ..........                   Banks                        7,684,100      3,808,394
(a) Siam Commercial Bank, wts., 6/22/04, fgn. .............                   Banks                           67,926          5,011
    Siam Makro Public Co. Ltd., fgn. ......................             Multiline Retail                     455,800        546,372
(a) Telecomasia Corp. Public Co. Ltd., fgn. ...............  Diversified Telecommunication Services        1,682,900        688,600
(a) Thai Airways International Public Co. Ltd., fgn. ......                 Airlines                         875,200        645,606
(a) Thai Farmers Bank Public Co. Ltd. .....................                   Banks                          362,716        163,047
(a) Thai Farmers Bank Public Co. Ltd., fgn. ...............                   Banks                        6,010,250      2,978,801
(a) Total Access Communication Public Co. Ltd. ............  Diversified Telecommunication Services          686,500      1,846,685
(a) United Communications Industries, fgn. ................         Communications Equipment                 480,200        387,437
                                                                                                                      -------------
                                                                                                                         21,682,662
    Turkey 5.2%                                                                                                       -------------
    Akbank ................................................                   Banks                    1,155,056,328      7,323,571
    Akcansa Cimento Sanayi Ve Ticaret AS ..................          Construction Materials               12,960,000        137,276
    Arcelik AS, Br. .......................................            Household Durables                 50,264,000        862,354
    Haci Omer Sabanci Holding AS ..........................          Diversified Financials               59,470,000        514,585
(a) KOC Holding AS ........................................          Diversified Financials               13,182,000        560,476
(a) Tupras-Turkiye Petrol Rafineleri AS ...................                 Oil & Gas                    150,830,000      5,625,466
(a) Turkcell Iletisim Hizmetleri AS .......................    Wireless Telecommunication Services        83,020,000      2,600,955
(a) Yapi ve Kredi Bankasi AS ..............................                   Banks                      225,110,000      1,158,630
                                                                                                                      -------------
                                                                                                                         18,783,313
    Venezuela .8%                                                                                                     -------------
    Compania Anonima Nacional Telefonos de Venezuela, ADR .  Diversified Telecommunication Services          159,190      3,014,661
    Total Long Term Investments (Cost $365,753,229)........                                                           -------------
                                                                                                                        305,910,105
                                                                                                                      -------------




                                                                                                           PRINCIPAL
                                                                                                            AMOUNT
                                                                                                           ---------
Short Term Investments 16.2%
U.S. Treasury Bills, 5.190% - 5.915%, with maturities to 4/12/01 (Cost$58,667,000)                        $58,667,000    57,955,798
                                                                                                                       ------------
Total Investments (Cost $423,704,252) 101.6%.......................                                                     363,865,903
Other Assets, less Liabilities (1.6%) .............................                                                      (5,603,947)
                                                                                                                       ------------
Total Net Assets 100.0% ...........................................                                                    $358,261,956
                                                                                                                       ============

(a)Non-income producing


                       See notes to financial statements.

                                                                          TD-13
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ................................................    $  423,704,252
                                                           ==============
  Value ...............................................       363,865,903
 Cash .................................................            84,140
 Receivables:
  Investment securities sold ..........................         2,447,465
  Capital shares sold .................................         1,167,800
  Dividends and interest ..............................         1,238,370
                                                           --------------
    Total assets ......................................       368,803,678
                                                           --------------
Liabilities:
 Payables:
  Investment securities purchased .....................         2,670,013
  Capital shares redeemed .............................         7,206,133
  Affiliates ..........................................           442,980
  Professional fees ...................................             8,626
  Reports to shareholders .............................            62,200
 Other liabilities ....................................           151,770
                                                           --------------
    Total liabilities .................................        10,541,722
                                                           --------------
     Net assets, at value .............................    $  358,261,956
                                                           ==============
Net assets consist of:
 Undistributed net investment income ..................    $    3,039,417
 Net unrealized depreciation ..........................       (59,838,349)
 Accumulated net realized loss ........................      (147,401,712)
 Capital shares .......................................       562,462,600
                                                           --------------
     Net assets, at value .............................    $  358,261,956
                                                           ==============
Class 1:
 Net assets, at value .................................    $  301,644,695
                                                           ==============
 Shares outstanding ...................................        57,454,209
                                                           ==============
 Net asset value and offering price per share .........    $         5.25
                                                           ==============
Class 2:
 Net assets, at value .................................    $   56,617,261
                                                           ==============
 Shares outstanding ...................................        10,836,165
                                                           ==============
 Net asset value and offering price per share .........    $         5.22
                                                           ==============

     See notes to financial statements. See notes to financial statements.

TD-14
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2000

Investment Income:
 (net of foreign taxes of $1,317,831)
 Dividends ................................................................    $    8,814,786
 Interest .................................................................         1,662,815
                                                                               --------------
   Total investment income ................................................        10,477,601
                                                                               --------------
Expenses:
 Management fees (Note 3) .................................................         4,860,007
 Administrative fees (Note 3) .............................................           499,440
 Distribution fees - Class 2 (Note 3) .....................................           143,618
 Custodian fees ...........................................................           459,000
 Reports to shareholders ..................................................           160,047
 Registration and filing fees .............................................            10,200
 Professional fees (Note 3) ...............................................            37,400
 Trustees' fees and expenses ..............................................             6,500
 Other ....................................................................            35,850
                                                                               --------------
   Total expenses .........................................................         6,212,062
                                                                               --------------
    Net investment income .................................................         4,265,539
                                                                               --------------
Realized and unrealized losses:
 Net realized loss from:
   Investments ............................................................        (4,648,494)
   Foreign currency transactions ..........................................        (1,463,158)
                                                                               --------------
    Net realized loss .....................................................        (6,111,652)
 Net unrealized depreciation on:
   Investments ............................................................      (139,353,034)
   Translation of assets and liabilities denominated in foreign currencies           (235,725)
                                                                               --------------
    Net unrealized depreciation ...........................................      (139,588,759)
                                                                               --------------
Net realized and unrealized loss ..........................................      (145,700,411)
                                                                               --------------
Net decrease in net assets resulting from operations ......................    $ (141,434,872)
                                                                               ==============

                       See notes to financial statements.

                                                                          TD-15
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                                  2000             1999
                                                                                           ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................  $    4,265,539    $   2,058,823
  Net realized loss from investments and foreign currency transactions ...................      (6,111,652)     (41,927,283)
  Net unrealized appreciation (depreciation) on investments and translation
    of assets and liabilites denominated in foreign currencies ...........................    (139,588,759)     153,871,630
                                                                                            --------------    -------------
    Net increase (decrease) in net assets resulting from operations ......................    (141,434,872)     114,003,170
 Distributions to shareholders from:
  Net investment income:
    Class 1 ..............................................................................      (2,663,593)      (2,683,606)
    Class 2 ..............................................................................        (412,198)        (248,619)
                                                                                            --------------    -------------
 Total distributions to shareholders .....................................................      (3,075,791)      (2,932,225)
 Capital share transactions: (Note 2)
    Class 1 ..............................................................................     127,281,175       18,804,002
    Class 2 ..............................................................................      28,232,838       19,412,917
                                                                                            --------------    -------------
 Total capital share transactions ........................................................     155,514,013       38,216,919
    Net increase in net assets ...........................................................      11,003,350      149,287,864
Net assets:
 Beginning of year .......................................................................     347,258,606      197,970,742
                                                                                            --------------    -------------
 End of year .............................................................................  $  358,261,956    $ 347,258,606
                                                                                            ==============    =============
Undistributed net investment income included in net assets:
 End of year .............................................................................  $    3,039,417    $   1,649,089
                                                                                            ==============    =============

                       See notes to financial statements.

TD-16
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Developing Markets Securities Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks long-term capital appreciation. The portfolio invests primarily in developing markets equity securities.

Effective May 1, 2000, the name of the Templeton Developing Markets Equity Fund changed to Templeton Developing Markets Securities Fund, as a result of fund mergers, as discussed in Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

                                                                          TD-17
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differ by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                         Year Ended December 31,
                                                    ------------------------------------------------------------------
                                                                  2000                              1999
                                                    ------------------------------------------------------------------
                                                         Shares           Amount           Shares          Amount
Class 1 Shares:                                     ------------------------------------------------------------------
Shares sold .......................................     10,455,914    $   63,455,322      5,134,763    $  32,419,782
Shares issued on merger (Note 6) ..................     23,685,284       153,007,317             --               --
Shares issued on reinvestment of distributions ....        385,260         2,663,593        562,601        2,683,606
Shares redeemed ...................................    (15,371,210)      (91,845,057)    (2,600,039)     (16,299,386)
                                                    ------------------------------------------------------------------
Net increase ......................................     19,155,248    $  127,281,175      3,097,325    $  18,804,002
                                                    ==================================================================
Class 2 Shares:
Shares sold .......................................     37,559,277    $  226,123,611      9,564,512    $  65,272,741
Shares issued on merger (Note 6) ..................         66,980           431,354             --               --
Shares issued on reinvestment of distributions ....         59,774           412,198         52,231          248,619
Shares redeemed ...................................    (33,265,941)     (198,734,325)    (6,579,693)     (46,108,443)
                                                    ------------------------------------------------------------------
Net increase ......................................      4,420,090    $   28,232,838      3,037,050    $  19,412,917
                                                    ==================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                         Affiliation
       -------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                 Administrative manager
       Templeton Asset Management Ltd. (TAML)                         Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Service)   Transfer agent

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

TD-18
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

\The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

      Annualized Fee Rate   Daily Net Assets
      -------------------------------------------------------------------------
            .15%            First $200 million
           .135%            Over $200 million, up to and including $700 million
            .10%            Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $9,166 that were paid to a law firm in which a partner of the law firm is an officer of the Fund.

4. INCOME TAXES

As of December 31, 2000, Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Developing Markets Securities Fund had tax basis capital losses. The capital loss carryovers of the FTVIPT - Templeton Developing Markets Securities Fund include capital loss carryovers of $67,575,504 acquired as a result of the reorganization with the Templeton Variable Products Series Fund (TVP) - Templeton Developing Markets Fund (See Note 6). The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder.

  Capital loss carryover expiring in:
  2005 ..............................  $ 16,027,765
  2006 ..............................    63,025,428
  2007 ..............................    49,864,761
                                       ------------
                                       $128,917,954
                                       ============

At December 31, 2000, the Fund had deferred capital losses and deferred currency losses of $8,755,988 and $142,073, respectively, occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment companies, merger related expenses, and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At December 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $433,292,452 was as follows:

  Unrealized appreciation .............  $  27,398,318
  Unrealized depreciation .............    (96,824,867)
                                         -------------
  Net unrealized depreciation .........  $ (69,426,549)
                                         =============

                                                                          TD-19
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)
5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $305,456,269 and $400,955,781, respectively.

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Developing Markets Securities Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Templeton Developing Markets Fund pursuant to a plan of reorganization approved by the TVP - Templeton Developing Markets Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton Developing Markets Fund survived the reorganization, therefore, the financial statements of FTVIPT - Templeton Developing Markets Securities Fund reflect the financial statements of TVP - Templeton Developing Markets Fund. Immediately preceding the merger, FTVIPT - Templeton Developing Markets Securities Fund completed a split of its shares in the ratio of one new Class 1 share for each 1.3959 existing Class 1 share and one new Class 2 share for each 1.3996 existing Class 2 share. As a result, the FTVIPT - Templeton Developing Markets Securities Fund net asset value per share was $6.46 for Class 1 and $6.44 for Class 2 on May 1, 2000. TVP
- Templeton Developing Markets Fund's shareholders contributed net assets having an aggregate value of $308,060,631 (including $7,715,560 of unrealized appreciation) in exchange for 23,685,284 Class 1 shares and 66,980 Class 2 shares (post-split) of the FTVIPT - Templeton Developing Markets Securities Fund. Immediately prior to the merger, FTVIPT - Templeton Developing Markets Securities Fund had net assets of $153,438,671 (including unrealized appreciation of $14,920,668). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton Developing Markets Securities Fund were $461,499,302.

TD-20
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Developing Markets Securities Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

                                                                          TD-21
Page

                                   TEMPLETON GLOBAL INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Templeton Global Income Securities Fund seeks high, current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests primarily in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies of any nation, including emerging markets. The Fund may also invest in lower-rated "junk bonds."
--------------------------------------------------------------------------------

At the beginning of the year, in our view investors continued to lose their optimism that interest rates would head lower, mostly because of upward revisions of global economic growth forecasts but also partly due to the potential negative effect of higher oil prices on inflation. The improved economic outlook was expected to result in higher commodity prices, capacity utilization rates and employment rates, all of which would add to inflationary pressures and tighter monetary policy stances by the world's central banks. Thus, the positive trend in global growth led to the consensus view that the industrial economies, except perhaps for Japan, had reached the bottom of their respective interest-rate cycles. However, during the second half of the period, inflation expectations waned as oil prices somewhat stabilized, albeit at higher levels, and economic data began to indicate growth rates were converging toward more sustainable levels going forward.

During the 12 months ended December 31, 2000, the J.P. Morgan Global Government Bond Index (JPM GGBI), a benchmark index for global government bonds, posted a positive return of 8.26% in local- currency terms.(1) However, a stronger U.S. dollar during the period resulted in lower returns for the global index in U.S.-dollar terms, and the JPM GGBI only rose 2.34% by this measure. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a positive 13.93% return for the period.(2)

The U.S. Treasury yield curve became inverted with shorter-term bonds offering higher yields than longer-term bonds during the reporting period. Short-term interest rates moved upward as the Federal Reserve

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

(2). Source: Standard and Poor's Micropal. The J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. As of 12/31/00, the index included 104 issues with a market value of US$1,611 billion.

This chart shows in pie format the geographic distribution of Templeton Global Income Securities Fund based on total net assets on 12/31/00.

Europe                                        51.7%
North America                                 21.4%
Latin America                                 11.4%
Australia/New Zealand                          6.8%
Asia                                           0.9%
Short-term Investments
& Other Net Assets                             7.8%

                                                                          TGI-1
Page

Board increased the federal funds target rate, and long-term rates moved downward due to the U.S. Treasury's 30-year Treasury bond buyback program. The latter contributed to generally positive returns for the U.S. bond market.

European bonds rose 7.55% in local-currency terms, as all European bond markets offered positive returns. The Euroland (the 11 countries making up the European Monetary Union or EMU) bond market also posted positive returns, but principally due to interest payments obtained from holding such bonds, which offset their price declines. The Euroland benchmark yield curve flattened during the period, as short-term rates increased mainly due to the European Central Bank's raising its reference interest rate and longer-term rates staying relatively unchanged. The EMU bond index rose 7.17% in euro terms, also despite monetary policy tightening, in this case by the European Central Bank, as German, Italian, French and Spanish bonds increased in value during the year under review.(3)

Elsewhere, the Japanese index climbed 2.27% for the 12-month period, despite a 25 basis point (0.25%) increase in short-term interest rates by the Bank of Japan in August.(3) The dollar-bloc bond markets (Australia, Canada and New Zealand) performed favorably as inflation concerns were apparently less severe in these countries. Although they outperformed the global bond markets in local terms, they underperformed that of the U.S. in local-currency terms.

Emerging market bond prices rose during the 12-month period, mostly as a result of higher commodity prices and continued strength in the U.S. equity market. The former helped to improve export revenues and, hence, the external debt repayment capacity of the issuing countries. The latter seemed to reduce the level of risk aversion among investors and thus increased their appetite for emerging market bonds. As a result, the J.P. Morgan Emerging Market Bond Global Index increased 14.41% in U.S.-dollar terms during the period.(4) Russian bonds were the best performers, rising 54.85% in U.S.-dollar terms, as they recovered primarily due to improved credit fundamentals and the successful restructuring of defaulted bonds as the government reached an agreement with bondholders through London Club negotiations.

(3). Source: J.P. Morgan, Government Bond Index Monitor.

(4). Source: Standard and Poor's Micropal. The J.P. Morgan Emerging Market Bond Global Index (EMBI) tracks total returns for external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external currency denominated Brady bonds, loans, Eurobonds and local markets instruments.

TGI-2
Page

During the period under review, Templeton Global Income Securities Fund attempted to maximize its return by allocating approximately 85%-90% of its assets to intermediate- and long-term global investment-grade bonds and approximately 10%-15% of its assets to the highest quality and most liquid, below investment-grade bonds available in emerging markets. We believed that this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility. Our allocation to emerging markets added positively to the Fund's performance for the period, as emerging market country bonds outperformed higher-quality industrial market bonds over the 12 months.

The Fund's overall allocation changed slightly during the period. On December 31, 2000, the Fund had 21.4% of total net assets in North America, down slightly from 23.8% at the beginning of the period, principally due to a smaller U.S. position, which declined from 20.2% on December 31, 1999, to 19.0% at end of the period. Although the overall European allocation increased only slightly to 51.7% at the end of the period, from 47.8% on December 31, 1999, we made quite a few changes within Europe during the period. We initiated new positions in Germany and France, while decreasing holdings in Italy and Spain. Elsewhere, we increased the allocation to New Zealand, Brazil and Venezuela.

Looking forward, we believe that global inflation will likely be quite tame in the period ahead and that global economic growth should continue to be slightly higher than the historical averages. This is a favorable environment for high-quality bonds, which makes the portfolio management team positive for the Fund's outlook going forward. We believe that the Fund's emerging market positions in particular will continue to offer attractive return opportunities for the portfolio.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.





                                                                          TGI-3
Page

Templeton Global Income Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Global Income Securities Fund - Class 1
Periods ended 12/31/00

                                                                        Since
                                                                     Inception
                                  1-Year      5-Year      10-Year    (1/24/89)
------------------------------------------------------------------------------
 Average Annual Total Return     +4.32%        +3.41%    +5.34%       +6.06%
 Cumulative Total Return         +4.32%       +18.24%   +68.21%     +101.92%

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Templeton Global Income Securities Fund - Class 1 and the J.P. Morgan Global Government Bond Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Global Income Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the J.P. Morgan Global Government Bond Index* and CPI* from 1/1/91-12/31/00.

                                      Templeton Global           J.P. Morgan Global        CPI
                                Income Securities Fund        Government Bond Index
                                             - Class I
                           --------------------------------------------------------------------
      01/01/1991                     $10,000                     $10,000               $10,000
      01/31/1991     1.19%           $10,119     2.27%           $10,227     0.60%     $10,060
      02/28/1991     2.18%           $10,340     0.09%           $10,236     0.15%     $10,075
      03/31/1991    -2.13%           $10,119    -3.13%            $9,916     0.15%     $10,090
      04/30/1991     1.43%           $10,263     0.26%            $9,942     0.15%     $10,105
      05/31/1991     1.16%           $10,382     1.04%           $10,045     0.30%     $10,136
      06/30/1991    -0.83%           $10,295    -1.34%            $9,910     0.29%     $10,165
      07/31/1991     1.99%           $10,500     2.11%           $10,119     0.15%     $10,180
      08/31/1991     0.34%           $10,536     2.08%           $10,330     0.29%     $10,210
      09/30/1991     2.65%           $10,815     3.65%           $10,707     0.44%     $10,255
      10/31/1991     1.32%           $10,958     0.99%           $10,813     0.15%     $10,270
      11/30/1991    -0.16%           $10,940     1.62%           $10,988     0.29%     $10,300
      12/31/1991     2.69%           $11,234     4.52%           $11,485     0.07%     $10,307
      01/31/1992    -0.19%           $11,213    -1.45%           $11,318     0.15%     $10,323
      02/29/1992     0.03%           $11,216    -0.29%           $11,286     0.36%     $10,360
      03/31/1992     0.08%           $11,225    -0.93%           $11,181     0.51%     $10,413
      04/30/1992     0.95%           $11,332     0.84%           $11,274     0.14%     $10,427
      05/31/1992     1.97%           $11,555     2.84%           $11,595     0.14%     $10,442
      06/30/1992    -0.02%           $11,553     2.73%           $11,911     0.36%     $10,479
      07/31/1992     1.05%           $11,674     2.21%           $12,174     0.21%     $10,501
      08/31/1992    -1.20%           $11,534     2.66%           $12,498     0.28%     $10,531
      09/30/1992    -4.69%           $10,993    -0.10%           $12,486     0.28%     $10,560
      10/31/1992     2.12%           $11,227    -2.50%           $12,174     0.35%     $10,597
      11/30/1992    -1.66%           $11,040    -1.77%           $11,958     0.14%     $10,612
      12/31/1992     1.35%           $11,189     0.94%           $12,071    -0.07%     $10,605
      01/31/1993     0.75%           $11,273     1.70%           $12,276     0.49%     $10,657
      02/28/1993     1.49%           $11,441     1.61%           $12,473     0.35%     $10,694
      03/31/1993     3.02%           $11,786     1.54%           $12,665     0.35%     $10,731
      04/30/1993     3.01%           $12,140     1.82%           $12,896     0.28%     $10,761
      05/31/1993     1.61%           $12,336     0.67%           $12,982     0.14%     $10,776
      06/30/1993    -0.21%           $12,310     0.05%           $12,989     0.14%     $10,791
      07/31/1993     0.32%           $12,350     0.04%           $12,994     0.00%     $10,791
      08/31/1993     2.22%           $12,624     2.96%           $13,379     0.28%     $10,822
      09/30/1993    -0.31%           $12,585     1.06%           $13,521     0.21%     $10,844
      10/31/1993     2.34%           $12,879    -0.05%           $13,514     0.41%     $10,889
      11/30/1993    -1.98%           $12,624    -0.73%           $13,415     0.07%     $10,897
      12/31/1993     3.42%           $13,056     1.02%           $13,552     0.00%     $10,897
      01/31/1994     1.88%           $13,301     0.94%           $13,679     0.27%     $10,926
      02/28/1994    -2.29%           $12,997    -1.10%           $13,529     0.34%     $10,963
      03/31/1994    -3.02%           $12,605    -0.46%           $13,467     0.34%     $11,000
      04/30/1994    -0.08%           $12,595    -0.09%           $13,455     0.14%     $11,016
      05/31/1994     0.39%           $12,644    -0.82%           $13,344     0.07%     $11,023
      06/30/1994    -4.00%           $12,139     1.19%           $13,503     0.34%     $11,061
      07/31/1994     1.59%           $12,332     0.94%           $13,630     0.27%     $11,091
      08/31/1994     0.83%           $12,434    -0.26%           $13,594     0.40%     $11,135
      09/30/1994    -0.08%           $12,424     0.49%           $13,661     0.27%     $11,165
      10/31/1994     0.59%           $12,497     1.50%           $13,866     0.07%     $11,173
      11/30/1994     0.00%           $12,497    -1.26%           $13,691     0.13%     $11,188
      12/31/1994    -0.73%           $12,405     0.23%           $13,723     0.00%     $11,188
      01/31/1995    -0.66%           $12,324     2.02%           $14,000     0.40%     $11,232
      02/28/1995     1.57%           $12,517     2.58%           $14,361     0.40%     $11,277
      03/31/1995     1.79%           $12,741     5.09%           $15,092     0.33%     $11,314
      04/30/1995     2.24%           $13,026     1.59%           $15,332     0.33%     $11,352
      05/31/1995     2.42%           $13,341     2.79%           $15,760     0.20%     $11,375
      06/30/1995     0.45%           $13,401     0.63%           $15,859     0.20%     $11,397
      07/31/1995     0.63%           $13,486     0.47%           $15,934     0.00%     $11,397
      08/31/1995    -1.25%           $13,317    -2.78%           $15,491     0.26%     $11,427
      09/30/1995     2.22%           $13,612     2.25%           $15,839     0.20%     $11,450
      10/31/1995     1.63%           $13,834     0.98%           $15,995     0.33%     $11,488
      11/30/1995     0.84%           $13,951     1.12%           $16,174    -0.07%     $11,480
      12/31/1995     1.97%           $14,225     1.24%           $16,374    -0.07%     $11,471
      01/31/1996    -0.45%           $14,162    -1.03%           $16,206     0.59%     $11,539
      02/29/1996    -1.19%           $13,993    -0.58%           $16,112     0.32%     $11,576
      03/31/1996     0.30%           $14,035    -0.15%           $16,087     0.52%     $11,636
      04/30/1996     0.75%           $14,141    -0.37%           $16,028     0.39%     $11,682
      05/31/1996     0.52%           $14,215     0.10%           $16,044     0.19%     $11,704
      06/30/1996     1.34%           $14,406     0.87%           $16,184     0.06%     $11,711
      07/31/1996     0.40%           $14,463     1.84%           $16,481     0.19%     $11,733
      08/31/1996     1.27%           $14,647     0.42%           $16,551     0.19%     $11,755
      09/30/1996     1.56%           $14,876     0.55%           $16,642     0.32%     $11,793
      10/31/1996     2.00%           $15,173     1.98%           $16,971     0.32%     $11,831
      11/30/1996     2.42%           $15,540     1.43%           $17,214     0.19%     $11,853
      12/31/1996     0.37%           $15,597    -0.70%           $17,093     0.00%     $11,853
      01/31/1997    -1.25%           $15,402    -2.50%           $16,666     0.32%     $11,891
      02/28/1997    -0.45%           $15,334    -0.69%           $16,551     0.31%     $11,928
      03/31/1997    -0.37%           $15,276    -0.76%           $16,425     0.25%     $11,958
      04/30/1997     0.52%           $15,357    -0.56%           $16,333     0.12%     $11,972
      05/31/1997     0.82%           $15,482     2.36%           $16,719    -0.06%     $11,965
      06/30/1997     1.08%           $15,650     1.14%           $16,909     0.12%     $11,979
      07/31/1997     0.71%           $15,761    -0.37%           $16,847     0.12%     $11,994
      08/31/1997    -0.31%           $15,712    -0.12%           $16,826     0.19%     $12,017
      09/30/1997     1.88%           $16,008     2.22%           $17,200     0.25%     $12,047
      10/31/1997    -1.23%           $15,810     2.12%           $17,565     0.25%     $12,077
      11/30/1997     0.39%           $15,872    -1.20%           $17,354    -0.06%     $12,069
      12/31/1997     0.70%           $15,983    -0.11%           $17,335    -0.12%     $12,055
      01/31/1998     1.16%           $16,168     1.00%           $17,508     0.19%     $12,078
      02/28/1998     0.99%           $16,328     0.74%           $17,638     0.19%     $12,101
      03/31/1998     0.45%           $16,402    -0.75%           $17,505     0.19%     $12,124
      04/30/1998     0.23%           $16,439     1.54%           $17,775     0.18%     $12,146
      05/31/1998    -0.15%           $16,414     0.43%           $17,851     0.18%     $12,168
      06/30/1998    -0.03%           $16,410     0.28%           $17,901     0.12%     $12,182
      07/31/1998     0.24%           $16,450     0.27%           $17,950     0.12%     $12,197
      08/31/1998    -4.28%           $15,745     2.76%           $18,445     0.12%     $12,211
      09/30/1998     5.32%           $16,583     5.22%           $19,408     0.12%     $12,226
      10/31/1998     2.08%           $16,929     2.24%           $19,843     0.24%     $12,255
      11/30/1998     0.86%           $17,075    -1.13%           $19,618     0.00%     $12,255
      12/31/1998     0.23%           $17,115     1.88%           $19,987    -0.06%     $12,248
      01/31/1999     0.23%           $17,155    -0.82%           $19,823     0.24%     $12,277
      02/28/1999    -3.57%           $16,543    -3.34%           $19,161     0.12%     $12,292
      03/31/1999     0.56%           $16,636     0.25%           $19,209     0.30%     $12,329
      04/30/1999     0.64%           $16,743    -0.03%           $19,203     0.73%     $12,419
      05/31/1999    -2.14%           $16,384    -1.76%           $18,865     0.00%     $12,419
      06/30/1999    -0.97%           $16,224    -1.67%           $18,550     0.00%     $12,419
      07/31/1999     0.45%           $16,296     2.20%           $18,958     0.30%     $12,456
      08/31/1999    -1.04%           $16,127     0.26%           $19,008     0.24%     $12,486
      09/30/1999     0.79%           $16,254     1.44%           $19,281     0.48%     $12,546
      10/31/1999    -0.43%           $16,183    -0.12%           $19,258     0.18%     $12,569
      11/30/1999    -0.96%           $16,028    -1.19%           $19,029     0.06%     $12,576
      12/31/1999     0.61%           $16,125    -0.29%           $18,974     0.00%     $12,576
      01/31/2000    -1.90%           $15,818    -1.97%           $18,600     0.30%     $12,614
      02/29/2000     0.83%           $15,950    -0.50%           $18,507     0.59%     $12,688
      03/31/2000     1.28%           $16,154     2.91%           $19,046     0.82%     $12,792
      04/30/2000    -2.65%           $15,726    -3.04%           $18,467     0.06%     $12,800
      05/31/2000    -0.28%           $15,682     0.73%           $18,602     0.12%     $12,815
      06/30/2000     2.98%           $16,149     2.43%           $19,054     0.52%     $12,882
      07/31/2000    -0.81%           $16,018    -1.57%           $18,754     0.23%     $12,912
      08/31/2000    -1.18%           $15,829    -0.72%           $18,619     0.00%     $12,912
      09/30/2000    -0.65%           $15,726    -0.20%           $18,582     0.52%     $12,979
      10/31/2000    -1.58%           $15,478    -1.19%           $18,361     0.17%     $13,001
      11/30/2000     2.36%           $15,843     2.07%           $18,741     0.06%     $13,009
      12/31/2000     6.17%           $16,821     3.60%           $19,416    -0.06%     $13,001

*Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

TGI-4
Page

                      SUPPLEMENT DATED DECEMBER 29, 2000
                             TO THE PROSPECTUS FOR
             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                               DATED MAY 1, 2000

The prospectus, with respect to TEMPLETON GLOBAL INCOME SECURITIES FUND, is amended by replacing the second paragraph of the section "Main Investments" under "Goals and Strategies" (page TGI-1) with the following changes, which will become effective March 1, 2001:

     The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Service, Inc. (Moody's(R)) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 30% of its net assets in high yield, lower rated debt securities ("junk bonds"), including debt from emerging markets' governments or companies, and may invest up to 10% in debt securities that are in default at the time of purchase. These are issues that are rated B or lower, or if unrated, determined by the fund's manager to be comparable.

               Please keep this supplement for future reference.


                                                                          TGI-5
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights

                                                                                         Class 1
                                                          ---------------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                          ---------------------------------------------------------------------
                                                              2000          1999          1998           1997           1996
                                                          ---------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $11.07        $12.87        $12.97         $13.61        $13.46
                                                          ---------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) .............................         .68           .68          1.07           1.05          1.02
 Net realized and unrealized gains (losses) ...........        (.20)        (1.42)         (.19)          (.73)          .17
                                                          ---------------------------------------------------------------------
Total from investment operations ......................         .48          (.74)          .88            .32          1.19
                                                          ---------------------------------------------------------------------
Less distributions from net investment income .........        (.02)        (1.06)         (.98)          (.96)        (1.04)
                                                          ---------------------------------------------------------------------
Net asset value, end of year ..........................      $11.53        $11.07        $12.87         $12.97        $13.61
                                                          ---------------------------------------------------------------------
Total return(a) .......................................       4.32%       (5.79)%         7.08%          2.55%         9.56%
Ratios/supplemental data
Net assets, end of year (000's) .......................     $81,171       $90,537      $150,941       $185,016      $221,722
Ratios to average net assets:
 Expenses .............................................        .72%          .65%          .63%           .62%          .61%
 Net investment income ................................       6.22%         5.65%         6.86%          7.03%         7.30%
Portfolio turnover rate ...............................      40.43%        80.76%        84.17%        181.61%       140.96%

(a)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
(b)Based on average shares outstanding effective year ended December 31, 1999.


TGI-6
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights (continued)

                                                                     Class 2
                                                          ------------------------------
                                                             Year Ended December 31,
                                                          ------------------------------
                                                              2000            1999(c)
                                                          ------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................     $11.04          $12.93
                                                          ------------------------------
Income from investment operations:
 Net investment income(d) .............................        .65             .60
 Net realized and unrealized losses ...................       (.19)          (1.44)
                                                          ------------------------------
Total from investment operations ......................        .46            (.84)
                                                          ------------------------------
Less distributions from net investment income .........       (.02)          (1.05)
                                                          ------------------------------
Net asset value, end of year ..........................     $11.48          $11.04
                                                          ------------------------------
Total return(b) .......................................      4.14%         (6.53)%
Ratios/supplemental data
Net assets, end of year (000's) .......................     $1,237            $443
Ratios to average net assets:
 Expenses .............................................       .97%            .91%(a)
 Net investment income ................................      5.94%           5.36%(a)
Portfolio turnover rate ...............................     40.43%          80.76%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Based on average shares outstanding.

                       See notes to financial statements.


                                                                          TGI-7
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2000

                                                                    PRINCIPAL
                                                                     AMOUNT*                VALUE
------------------------------------------------------------------------------------------------------
Long Term Investments 92.2%
Argentina .9%
Republic of Argentina, Series L, 6.00%, 3/31/23 ..........       $     1,040,000        $   720,200
                                                                                        -----------
Australia 3.4%
New South Wales Treasury Corp., 6.50%, 5/01/06 ...........             2,900,000 AUD      1,667,304
Queensland Treasury Corp., 6.50%, 6/14/05 ................             1,930,000 AUD      1,109,131
                                                                                        -----------
                                                                                          2,776,435
                                                                                        -----------
Belgium 4.2%
Kingdom of Belgium, 7.50%, 7/29/08 .......................             3,186,000 EUR      3,436,272
                                                                                        -----------
Brazil 5.0%
Government of Brazil:
 14.50%, 10/15/09 ........................................             2,030,000          2,240,613
 12.25%, 3/06/30 .........................................             1,200,000          1,113,000
 11.00%, 8/17/40 .........................................               960,000            786,000
                                                                                        -----------
                                                                                          4,139,613
                                                                                        -----------
Bulgaria 3.3%
Republic of Bulgaria, FRN, 7.75%, 7/28/11 ................             3,580,000          2,702,900
                                                                                        -----------
Canada 2.4%
Government of Canada:
 8.75%, 12/01/05 .........................................             1,247,000 CAD        950,236
 7.00%, 12/01/06 .........................................             1,478,000 CAD      1,065,597
                                                                                        -----------
                                                                                          2,015,833
                                                                                        -----------
Colombia .2%
Republic of Colombia, 9.75%, 4/23/09 .....................               160,000            146,207
                                                                                        -----------
Denmark 4.6%
Kingdom of Denmark:
 7.00%, 12/15/04 .........................................            18,150,000 DKK      2,450,852
 5.00%, 8/15/05 ..........................................            10,885,000 DKK      1,372,896
                                                                                        -----------
                                                                                          3,823,748
                                                                                        -----------
France 3.2%
Government of France:
 6.75%, 10/25/03 .........................................             1,315,000 EUR      1,307,926
 4.00%, 10/25/09 .........................................             1,555,000 EUR      1,356,992
                                                                                        -----------
                                                                                          2,664,918
                                                                                        -----------
Germany 20.0%
Federal Republic of Germany:
 3.25%, 2/17/04 ..........................................             6,493,000 EUR      5,872,857
 4.50%, 7/04/09 ..........................................            11,588,000 EUR     10,594,382
                                                                                        -----------
                                                                                         16,467,239
                                                                                        -----------
India
Essar Steel Ltd., 144A, 10.20%, 7/31/05 ..................                50,000             20,250
                                                                                        -----------
Italy 6.2%
Buoni Poliennali del Tesoro:
 7.75%, 11/01/06 .........................................             4,183,293 EUR      4,481,665
 5.50%, 11/01/10 .........................................               634,000 EUR        606,661
                                                                                        -----------
                                                                                          5,088,326
                                                                                        -----------



TGI-8
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                         PRINCIPAL
                                                                                          AMOUNT*                VALUE
-------------------------------------------------------------------------------------------------------------------------
    Long Term Investments (cont.)
    Mexico 3.0%
    United Mexican States:
     9.875%, 2/01/10 ..........................................................   $ 1,300,000                $ 1,398,800
     11.50%, 5/15/26 ..........................................................       885,000                  1,077,488
                                                                                                             -----------
                                                                                                               2,476,288
                                                                                                             -----------
    New Zealand 3.4%
    Government of New Zealand, 7.00%, 7/15/09 .................................     6,040,000 NZD              2,842,680
                                                                                                             -----------
    Spain 2.6%
    Government of Spain, 10.15%, 1/31/06 ......................................     1,879,000 EUR              2,180,609
                                                                                                             -----------
    Sweden 1.1%
    Kingdom of Sweden, 6.00%, 2/09/05 .........................................     8,000,000 SEK                895,690
                                                                                                             -----------
    Turkey .9%
    Republic of Turkey, 11.875%, 1/15/30 ......................................       790,000                    701,125
                                                                                                             -----------
    United Kingdom 6.5%
    United Kingdom:
     6.50%, 12/07/03 ..........................................................     1,800,000 GBP              2,780,007
     7.50%, 12/07/06 ..........................................................     1,550,000 GBP              2,588,736
                                                                                                             -----------
                                                                                                               5,368,743
                                                                                                             -----------
    United States 19.0%
    U.S. Treasury Bond, 5.25%, 11/15/28 .......................................    10,000,000                  9,586,220
    U.S. Treasury Note:
     4.50%, 1/31/01 ...........................................................     3,300,000                  3,297,423
     6.125%, 8/31/02 ..........................................................       880,000                    892,048
     7.25%, 8/15/04 ...........................................................     1,772,000                  1,894,620
                                                                                                             -----------
                                                                                                              15,670,311
                                                                                                             -----------
    Venezuela 2.3%
    Republic of Venezuela, 144A, 9.125%, 6/18/07 ..............................     2,240,000                  1,854,494
                                                                                                             -----------
    Total Long Term Investments (Cost $81,416,770).............................                               75,991,881
                                                                                                             -----------
 (a)Repurchase Agreements 6.0%
    Lehman Securities Inc., 6.40%, 1/02/01 (Maturity Value $2,501,778)
     Collateralized by Federal Home Loan Mortgage Corp. Discount Notes ........     2,500,000                  2,500,000
    Paribas Corp., 6.45%, 1/02/01 (Maturity Value $2,455,759)
     Collateralized by Federal Home Loan Mortgage Corp. Discount Notes ........     2,454,000                  2,454,000
                                                                                                             -----------
    Total Repurchase Agreements (Cost $4,954,000)..............................                                4,954,000
                                                                                                             -----------
    Total Investments (Cost $86,370,770) 98.2%.................................                               80,945,881
    Other Assets, less Liabilities 1.8% .......................................                                1,461,746
                                                                                                             -----------
    Total Net Assets 100.0% ...................................................                              $82,407,627
                                                                                                             ===========

Currency Abbreviations:

AUD--Australian Dollar
CAD--Canadian Dollar
DKK--Danish Krone
EUR--European Unit
GBP--British Pound
NZD--New Zealand Dollar
SEK--Swedish Krona

*The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.


                                                                          TGI-9
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ................................................    $  81,416,770
                                                           =============
  Value ...............................................       75,991,881
 Repurchase agreements, at value and cost .............        4,954,000
 Cash .................................................            1,868
 Receivables:
  Capital shares sold .................................            3,098
  Interest ............................................        1,577,987
                                                           -------------
   Total assets .......................................       82,528,834
                                                           -------------
Liabilities:
 Payables:
  Capital shares redeemed .............................           46,717
  Affiliates ..........................................           45,300
  Professional fees ...................................            6,806
  Reports to shareholders .............................           11,499
 Other liabilities ....................................           10,885
                                                           -------------
   Total liabilities ..................................          121,207
                                                           -------------
    Net assets, at value ..............................    $  82,407,627
                                                           =============
Net assets consist of:
 Undistributed net investment income ..................    $   2,608,626
 Net unrealized depreciation ..........................       (5,380,232)
 Accumulated net realized loss ........................      (11,312,263)
 Capital shares .......................................       96,491,496
                                                           -------------
    Net assets, at value ..............................    $  82,407,627
                                                           =============
Class 1:
 Net assets, at value .................................    $  81,170,522
                                                           =============
 Shares outstanding ...................................        7,037,068
                                                           =============
 Net asset value and offering price per share .........    $       11.53
                                                           =============
Class 2:
 Net assets, at value .................................    $   1,237,105
                                                           =============
 Shares outstanding ...................................          107,749
                                                           =============
 Net asset value and offering price per share .........    $       11.48
                                                           =============

                       See notes to financial statements.

TGI-10
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000

Interest income ..........................................................    $  5,924,506
                                                                              ============
Expenses:
 Management fees (Note 3) ................................................         541,042
 Distribution fees - Class 2 (Note 3) ....................................           2,318
 Custodian fees ..........................................................          33,130
 Reports to shareholders .................................................          17,549
 Professional fees (Note 3) ..............................................          21,785
 Trustees' fees and expenses .............................................           1,630
 Other ...................................................................           1,623
                                                                              ------------
  Total expenses .........................................................         619,077
                                                                              ------------
   Net investment income .................................................       5,305,429
                                                                              ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ............................................................      (3,922,964)
  Foreign currency transactions ..........................................         (67,536)
                                                                              ------------
   Net realized loss .....................................................      (3,990,500)
 Net unrealized appreciation on:
  Investments ............................................................       1,881,867
  Translation of assets and liabilities denominated in foreign currencies          235,779
                                                                              ------------
   Net unrealized appreciation ...........................................       2,117,646
Net realized and unrealized loss .........................................      (1,872,854)
                                                                              ------------
Net increase in net assets resulting from operations .....................    $  3,432,575
                                                                              ============

                       See notes to financial statements.

                                                                         TGI-11
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                                   2000              1999
                                                                                             ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................    $   5,305,429     $   6,655,075
  Net realized loss from investments and foreign currency transactions ...................       (3,990,500)       (6,055,260)
  Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities
    denominated in foreign currencies ....................................................        2,117,646        (8,370,208)
                                                                                              -------------------------------
   Net increase (decrease) in net assets resulting from operations .......................        3,432,575        (7,770,393)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................         (116,818)       (9,277,104)
   Class 2 ...............................................................................             (812)          (19,727)
                                                                                              -------------------------------
 Total distributions to shareholders .....................................................         (117,630)       (9,296,831)
 Capital share transactions (Note 2):
   Class 1 ...............................................................................      (12,620,995)      (43,358,906)
   Class 2 ...............................................................................          733,766           465,304
                                                                                              -------------------------------
 Total capital share transactions ........................................................      (11,887,229)      (42,893,602)
   Net decrease in net assets ............................................................       (8,572,284)      (59,960,826)
Net assets:
 Beginning of year .......................................................................       90,979,911       150,940,737
                                                                                              -------------------------------
 End of year .............................................................................    $  82,407,627     $  90,979,911
                                                                                              ===============================
Undistributed net investment income included in net assets:
  End of year ............................................................................    $   2,608,626     $     229,905
                                                                                              ===============================

                       See notes to financial statements.


TGI-12
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Global Income Securities Fund (the Fund) is a separate, non-diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, 71% of the Fund's shares were sold through one insurance company. The Fund seeks high current income, with capital appreciation as a secondary goal. The portfolio invests in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies of any nation, including emerging markets. The portfolio may also invest in lower-rated "junk bonds."

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2000, all repurchase agreements held by the Fund had been entered into on December 29, 2000.

d. Forward Exchange Contracts

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.


                                                                         TGI-13
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Indexed Securities

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor its investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

i. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Adopting these principles will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $558,760.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differ by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.


TGI-14
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)
At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                          Year Ended December 31,
                                                   ---------------------------------------------------------------------
                                                                  2000                              1999(a)
                                                   ---------------------------------------------------------------------
                                                        Shares           Amount            Shares           Amount
Class 1 Shares:                                    ---------------------------------------------------------------------
Shares sold ......................................       397,698     $    4,324,664         755,763     $    9,398,931
Shares issued on merger (Note 6) .................     1,620,086         17,464,656              --                 --
Shares issued on reinvestment of distributions ...        10,837            116,818         815,256          9,277,104
Shares redeemed ..................................    (3,171,211)       (34,527,133)     (5,116,543)       (62,034,941)
                                                   ---------------------------------------------------------------------
Net decrease .....................................    (1,142,590)    $  (12,620,995)     (3,545,524)    $  (43,358,906)
                                                   =====================================================================
Class 2 Shares:
Shares sold ......................................       222,783     $    2,454,812          40,368     $      470,374
Shares issued on merger (Note 6) .................        70,754            759,809              --                 --
Shares issued on reinvestment of distributions ...            75                812           1,764             19,727
Shares redeemed ..................................      (225,940)        (2,481,667)         (2,055)           (24,797)
                                                   ---------------------------------------------------------------------
Net increase .....................................        67,672     $      733,766          40,077     $      465,304
                                                   =====================================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

     Entity                                                          Affiliation
     ---------------------------------------------------------------------------------------------
     Franklin Templeton Services, LLC (FT Services)                  Administrative manager
     Franklin Advisers, Inc. (Advisers)                              Investment manager
     Templeton Investment Counsel, LLC (TIC)                         Investment manager
     Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
     Franklin/Templeton Investor Services, LLC (Investor Services)   Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized Fee Rate     Daily Net Assets
     ---------------------------------------------------------------------------------------------
            .625%                    First $100 million
             .50%                    Over $100 million, up to and including $250 million
             .45%                    Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TIC provides subadvisory services to the Fund and receives fees from Advisers based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


                                                                         TGI-15
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)
Included in professional fees are legal fees of $1,461 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

As of December 31, 2000, Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Global Income Securities Fund had tax basis capital losses. The capital loss carryovers of the FTVIPT - Templeton Global Income Securities Fund include capital loss carryovers of $2,641,697 acquired as a result of the reorganization with the Templeton Variable Products Series Fund
(TVP) - Templeton Bond Fund (See note 6). The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder.

       Capital loss carryover expiring in:
       2001 ..............................    $ 1,294,963
       2002 ..............................        570,056
       2003 ..............................      1,035,267
       2006 ..............................        502,340
       2007 ..............................      5,367,721
       2008 ..............................      2,370,518
                                              -----------
                                              $11,140,865
                                              ===========

At December 31, 2000, the Fund had deferred capital losses and deferred currency losses of $139,733 and $31,665, respectively, occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of merger related expenses, foreign currency transactions, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At December 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

       Unrealized appreciation .............  $   872,969
       Unrealized depreciation .............   (6,297,858)
                                              -----------
       Net unrealized depreciation .........  $(5,424,889)
                                              ===========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $32,367,266 and $60,052,552, respectively.

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Global Income Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Bond Fund pursuant to a plan of reorganization approved by TVP - Templeton Bond Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,620,086 Class 1 shares and 70,754 Class 2 shares of the FTVIPT - Templeton Global Income Securities Fund (valued at $10.78 per share and $10.74 per share, respectively) for the net assets of the TVP - Templeton Bond Fund which aggregated $18,224,465, including $1,980,489 of unrealized depreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Templeton Global Income Securities Fund immediately after the merger were $94,683,176.

TGI-16
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Income Securities Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

                                                                         TGI-17

Page


                                          TEMPLETON GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund (formerly Templeton Global Growth Fund) seeks long-term capital growth. The Fund invests primarily in equity securities of companies of any nation, including those in U.S. and emerging markets.
--------------------------------------------------------------------------------

The year 2000 ended on a mixed note -- most equity markets declined amid waning investor and consumer confidence that appeared to move from excessive optimism at 2000's outset to extreme pessimism by year-end. Toward the end of the reporting period, most fourth-quarter economic indicators suggested a decelerating global growth trend. In our view, many people's expectations for "new economy" companies (encompassing media, technology, Internet and telecommunications) were too high, and out of touch with traditional stock valuation methods. Euphoria in the world's stock markets, particularly in the U.S., propelled share prices to historically astronomical valuation levels. This, combined with record purchases of U.S. companies by foreigners and high oil prices, helped to drive up the U.S. dollar's value, especially against the flagging euro. Eventually, earnings expectations within many of the new economy's key companies faltered and, when combined with rising U.S. interest rates and uncertainty surrounding the U.S. presidential election, contributed to sharply declining stock prices and negative returns for the major stock indexes.

After falling during the spring, many U.S. stocks drifted during the summer. But following a wake of negative earnings pre-announcements, these issues renewed their downward spiral during the fall. As the U.S. tech bubble broke over the second half of the year, shockwaves rippled throughout world equity markets. Although the effect was felt across most sectors, it triggered a free fall among many technology- and telecommunications-related share prices, especially in the fourth quarter. Within this environment, the Fund posted positive results for the year and beat the benchmark Morgan Stanley Capital International (MSCI(R)) All Country World Free Index, which returned -13.94% during the same time.(1)

The most significant boost to Fund performance was an overall return to favor for value investing in 2000, especially in the latter half of the reporting period. At Templeton, we have always practiced the discipline of patience, which was rewarded in 2000, although it was sorely tested

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

This chart shows in pie format the geographic distribution of Templeton Growth Securities Fund as a percentage of total net assets on 12/31/00.

North America                                        45.8%
Europe                                               25.6%
Asia                                                 14.9%
Latin America                                         3.0%
Australia/New Zealand                                 2.8%
Short-Term Investments & Other Net Assets             7.9%






                                                                           TG-1
Page

Top 10 Holdings
Templeton Growth
Securities Fund
12/31/00

 Company                       % of Total
 Industry, Country             Net Assets
-----------------------------------------
   H.J. Heinz Co.                  2.7%
   Food Products, U.S.

   HSBC Holdings PLC               2.5%
   Banks, Hong Kong

   Kroger Co.                      2.2%
   Food & Drug Retailing,
   U.S.

   Waste Management Inc.           1.9%
   Commercial Services &
   Supplies, U.S.

   Abbott Laboratories             1.9%
   Pharmaceuticals
   Supplies, U.S.

   Lockheed Martin Corp.           1.8%
   Aerospace & Defense,
   U.S.

   Procter & Gamble Co.            1.8%
   Household Products, U.S.

   Cheung Kong
   Holdings Ltd.                   1.8%
   Real Estate, Hong Kong

   Bank of America Corp.           1.7%
   Banks, U.S.

   Allstate Corp.                  1.7%
   Insurance, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

in 1999 and first quarter 2000 amid a frenzy of growth-oriented, momentum-style investing. After trailing the major equity indexes through March when the Nasdaq reached all-time highs, the Fund rose in absolute terms and on a relative basis as markets plummeted from March through December. Disappointing earnings led investors to question the prices being paid for many securities. As investors sold, high equity ownership in technology shares, large amounts of leverage and rapid portfolio turnover led to extraordinary market volatility. In our view, this unstable environment forced investors to reevaluate their holdings and become more rational in their investment approach. As a result, value investing began a turnaround.

Stock selection, particularly in the U.S. market, was also critical to our performance. In the first half of the year, we increased our U.S. stock holdings. Despite the U.S. market decline, many of these securities performed well, including Nabisco Holdings Group and H.J. Heinz.

The Fund also benefited from limited exposure to the ailing Japanese market in 2000. Although many believed renewed Japanese economic growth would help lift the country's stocks, most economic growth estimates proved wrong and the Japanese market, as measured by the Nikkei 225 Index, declined 34.46% for the year.(2) In our analysis, while Japanese securities looked cheap during the reporting period, they tended to lack important catalysts for change. As a result, we had not increased our Japanese holdings substantially by year-end. As in the U.S., individual stock selection was also helpful in Japan. We originally purchased Fuji Photo Film, our largest Japanese holding, because of the company's enormous amount of excess cash being generated from operating activities and cash holdings on its balance sheet. In a market that suffered double-digit declines in 2000, Fuji's share price rose more than 20%. The Fund's largest Asian exposure -- Hong Kong -- performed slightly better than Japan and most other Asian stock markets.

Our exposure to European equities produced mixed results. Although many of our Continental European holdings performed well, our U.K. positions proved disappointing. The falling euro added a measure of currency volatility to these holdings most of the year, although the

(2). Source: Standard and Poor's Micropal. The Nikkei 225 Stock Average is a price-weighted index consisting of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

TG-2
Page

fledgling currency did signal a rebound in December. At one point in the year, the euro had dragged down our European investments' value by approximately 15%.

Like the euro, most foreign currencies stymied Fund performance in 2000. American securities' enormous popularity in the first half of 2000, the large number of foreign companies (particularly European) buying American companies and rising oil prices combined to help boost the U.S. dollar versus most major currencies, hindering the dollar-denominated value of our foreign stock holdings. The second-half slowdown in U.S. economic growth, political uncertainty after the U.S. presidential election and unstable equity markets dampened the dollar's strength toward year-end, a trend we believe will continue into 2001.

Looking forward, we believe most equity markets will experience further volatility. In our analysis, the enormous popularity of certain stocks over the past several years led to overvaluations, as pointed out here and in our previous reports. Despite recent corrections in technology stocks, ownership in this sector remains high by our analysis, as does consumer debt and stocks as a percentage of gross domestic product (GDP). Consumer spending is slowing rapidly, partly due to the fact that U.S. consumers spent more than they earned, which we believe is unsustainable in a declining equity market. Enthusiasm for a "new economy" and a "new paradigm" appear to be deteriorating following recent warnings of economic slowdown or recession. We do not fear either outcome, as we tend to perform well in volatile markets.

In addition, although the indexes still look expensive, they can hide many undervalued securities. Even the once high-flying Nasdaq market has had more stocks declining than advancing during the last two years. Across the globe, we are still finding attractive ideas and solid stocks selling at what we believe to be reasonable prices. As a result, our portfolio characteristics are substantially different than the market's. For example, the average price-to-earnings valuation of the MSCI All Country World Free Index stood at
24.6 on December 31, 2000, while the average stock in Templeton Growth Securities Fund stood at just 11.5.(3)

(3). Source: Morgan Stanley Capital International.



                                                                           TG-3
Page

We will continue to search the globe for stocks we believe are improperly valued by other investors, and will remain ardent believers in individual stock selection, as opposed to primarily sector or country allocation considerations. Over time, we've found this bottom-up discipline to be the best approach in our efforts to generate attractive returns.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.

TG-4
Page

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Growth Securities Fund - Class 1
Periods ended 12/31/00
                                                                 Since
                                                               Inception
                                         1-Year     5-Year     (3/15/94)
------------------------------------------------------------------------
 Average Annual Total Return             +1.74%     +13.06%      +11.90%
 Cumulative Total Return                 +1.74%     +84.73%     +114.79%
 Value of $10,000 Investment            $10,174     $18,473     $ 21,479

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (3/15/94-12/31/00)

The graph compares the performance of Templeton Growth Securities Fund - Class 1 and the Morgan Stanley Capital International (MSCI) All Country World Free Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Growth Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the MSCI All Country World Free Index* from 3/15/94-12/31/00.

                                   Templeton Growth Securites             MSCI All Country
                                               Fund - Class I             World Free Index
                 --------------------------------------------------------------------------
      03/15/1994                        $10,000                                    $10,000
      03/31/1994                        $10,030        -2.32%                       $9,768
      04/30/1994                        $10,079         2.72%                      $10,034
      05/31/1994                        $10,118         0.59%                      $10,093
      06/30/1994                        $10,020        -0.49%                      $10,044
      07/31/1994                        $10,295         2.21%                      $10,266
      08/31/1994                        $10,551         3.56%                      $10,631
      09/30/1994                        $10,482        -2.35%                      $10,381
      10/31/1994                        $10,492         2.56%                      $10,647
      11/30/1994                        $10,285        -4.34%                      $10,185
      12/31/1994                        $10,315         0.35%                      $10,221
      01/31/1995                        $10,226        -2.03%                      $10,013
      02/28/1995                        $10,335         1.07%                      $10,120
      03/31/1995                        $10,335         4.58%                      $10,584
      04/30/1995                        $10,630         3.64%                      $10,969
      05/31/1995                        $10,896         1.10%                      $11,090
      06/30/1995                        $11,053         0.02%                      $11,092
      07/31/1995                        $11,498         4.84%                      $11,629
      08/31/1995                        $11,399        -2.19%                      $11,374
      09/30/1995                        $11,617         2.75%                      $11,687
      10/31/1995                        $11,231        -1.67%                      $11,492
      11/30/1995                        $11,310         3.15%                      $11,854
      12/31/1995                        $11,627         3.01%                      $12,210
      01/31/1996                        $12,132         2.22%                      $12,482
      02/29/1996                        $12,181         0.42%                      $12,534
      03/31/1996                        $12,379         1.54%                      $12,727
      04/30/1996                        $12,706         2.44%                      $13,038
      05/31/1996                        $12,894         0.10%                      $13,051
      06/30/1996                        $12,886         0.55%                      $13,122
      07/31/1996                        $12,416        -3.73%                      $12,633
      08/31/1996                        $12,814         1.23%                      $12,788
      09/30/1996                        $12,988         3.69%                      $13,260
      10/31/1996                        $13,080         0.40%                      $13,313
      11/30/1996                        $13,672         5.35%                      $14,025
      12/31/1996                        $14,102        -1.45%                      $13,822
      01/31/1997                        $14,510         1.68%                      $14,054
      02/28/1997                        $14,592         1.36%                      $14,245
      03/31/1997                        $14,561        -2.00%                      $13,961
      04/30/1997                        $14,623         3.21%                      $14,409
      05/31/1997                        $15,287         5.97%                      $15,269
      06/30/1997                        $16,058         5.12%                      $16,051
      07/31/1997                        $16,684         4.52%                      $16,776
      08/31/1997                        $16,245        -7.02%                      $15,598
      09/30/1997                        $17,164         5.33%                      $16,430
      10/31/1997                        $15,891        -5.95%                      $15,452
      11/30/1997                        $15,839         1.53%                      $15,689
      12/31/1997                        $16,006         1.31%                      $15,894
      01/31/1998                        $15,912         2.20%                      $16,244
      02/28/1998                        $17,185         6.84%                      $17,355
      03/31/1998                        $18,103         4.27%                      $18,096
      04/30/1998                        $18,155         0.94%                      $18,266
      05/31/1998                        $17,644        -1.90%                      $17,919
      06/30/1998                        $17,395         1.80%                      $18,242
      07/31/1998                        $17,407         0.03%                      $18,247
      08/31/1998                        $14,891       -14.01%                      $15,691
      09/30/1998                        $14,998         1.99%                      $16,003
      10/31/1998                        $16,391         9.13%                      $17,464
      11/30/1998                        $17,135         6.07%                      $18,524
      12/31/1998                        $17,442         4.64%                      $19,384
      01/31/1999                        $17,194         2.04%                      $19,779
      02/28/1999                        $16,663        -2.51%                      $19,283
      03/31/1999                        $17,548         4.50%                      $20,150
      04/30/1999                        $19,379         4.32%                      $21,021
      05/31/1999                        $18,564        -3.53%                      $20,279
      06/30/1999                        $19,532         4.98%                      $21,289
      07/31/1999                        $19,410        -0.41%                      $21,201
      08/31/1999                        $19,329        -0.12%                      $21,176
      09/30/1999                        $18,883        -1.08%                      $20,947
      10/31/1999                        $18,748         5.06%                      $22,007
      11/30/1999                        $19,640         3.11%                      $22,692
      12/31/1999                        $21,112         8.33%                      $24,582
      01/31/2000   -6.78%               $19,681        -5.39%                      $23,257
      02/29/2000   -3.50%               $18,992         0.34%                      $23,336
      03/31/2000    7.11%               $20,342         6.57%                      $24,869
      04/30/2000   -0.78%               $20,184        -4.49%                      $23,752
      05/31/2000    1.31%               $20,448        -2.60%                      $23,135
      06/30/2000    1.22%               $20,697         3.39%                      $23,919
      07/31/2000    0.15%               $20,729        -2.94%                      $23,216
      08/31/2000    1.20%               $20,977         3.11%                      $23,938
      09/30/2000   -3.12%               $20,323        -5.49%                      $22,624
      10/31/2000    0.92%               $20,510        -1.96%                      $22,180
      11/30/2000   -0.53%               $20,401        -6.20%                      $20,805
      12/31/2000    5.28%               $21,479         1.67%                      $21,153

*Source: MSCI.
For an index description, please see the Index Definitions following the Fund Summaries.

                          Past performance does not guarantee future results.

Templeton Growth Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                           TG-5
Page

                       SUPPLEMENT DATED JANUARY 2, 2001
                             TO THE PROSPECTUS FOR
             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                               DATED MAY 1, 2000

The prospectus, with respect to TEMPLETON GROWTH SECURITIES FUND, is amended by replacing the section MANAGEMENT TEAM under MANAGEMENT (page TG-5) with the following:

MANAGEMENT TEAM The team responsible for the fund's management is:

                            Mr. Winner has been a manager of the fund since January 2001, and has been
Dale A. Winner, CFA
PORTFOLIO MANAGER           with Franklin Templeton Investments since 1995.
TGAL

Murdo Murchison, CFA        Mr. Murchison has been a manager of the fund since January 2001, and has
PORTFOLIO MANAGER           been with Franklin Templeton Investments since 1993.
TGAL

Jeffrey A. Everett, CFA     Mr. Everett has been a manager of the fund since its inception in 1994, and has
PRESIDENT                   been with Franklin Templeton Investments since 1989.
TGAL

               Please keep this supplement for future reference.

TG-6
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights


                                                                                   Class 1
                                                      -----------------------------------------------------------------
                                                                           Year Ended December 31,
                                                      -----------------------------------------------------------------
                                                           2000          1999         1998         1997         1996
                                                      -----------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................      $15.63       $14.77       $15.34       $13.80      $11.75
                                                      -----------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ...........................         .30          .28          .35          .33         .25
 Net realized and unrealized gains (losses) .........        (.15)        2.66          .98         1.53        2.22
                                                      -----------------------------------------------------------------
Total from investment operations ....................         .15         2.94         1.33         1.86        2.47
                                                      -----------------------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.27)        (.36)        (.41)        (.24)       (.21)
 Net realized gains .................................       (1.75)       (1.72)       (1.49)        (.08)       (.21)
                                                      -----------------------------------------------------------------
Total distributions .................................       (2.02)       (2.08)       (1.90)        (.32)       (.42)
                                                      -----------------------------------------------------------------
Net asset value, end of year ........................      $13.76       $15.63       $14.77       $15.34      $13.80
                                                      =================================================================
Total return(a) .....................................       1.74%       21.04%        8.98%       13.50%      21.28%
Ratios/supplemental data
Net assets, end of year (000's) .....................  $1,163,637     $708,310     $747,080     $758,445    $579,877
Ratios to average net assets:
 Expenses ...........................................        .88%         .88%         .88%         .88%        .93%
 Net investment income ..............................       2.18%        1.87%        2.27%        2.49%       2.20%
Portfolio turnover rate .............................      69.67%       46.54%       32.30%       24.81%      12.32%

(a) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
(b) Based on average shares outstanding effective year ended December 31, 1999.

                                                                           TG-7
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                                 Class 2
                                                        -------------------------
                                                         Year Ended December 31,
                                                        -------------------------
                                                            2000         1999c
                                                        -------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $ 15.60       $ 15.34
                                                        -------------------------
Income from investment operations:
 Net investment incomed .............................        .25            .17
 Net realized and unrealized gains (losses) .........       (.15)          2.17
                                                        -------------------------
Total from investment operations ....................        .10           2.34
                                                        -------------------------
Less distributions from:
 Net investment income ..............................       (.26)          (.36)
 Net realized gains .................................      (1.75)         (1.72)
                                                        -------------------------
Total distributions .................................      (2.01)         (2.08)
                                                        -------------------------
Net asset value, end of year ........................     $13.69         $15.60
                                                        =========================
Total returnb .......................................      1.47%         16.35%
Ratios/supplemental data
Net assets, end of year (000's) .....................    $79,043         $4,483
Ratios to average net assets:
 Expenses ...........................................      1.12%          1.14%(a)
 Net investment income ..............................      1.87%          1.17%(a)
Portfolio turnover rate .............................     69.67%         46.54%

(a) Annualized
(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c) For the period January 6, 1999 (effective date) to December 31, 1999.
(d) Based on average shares outstanding.

                       See notes to financial statements.

TG-8
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000

                                                                 COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------------
    Common Stocks 91.4%
    Aerospace & Defense 4.7.%
    BAE Systems PLC .....................................    United Kingdom     2,132,034     $   12,166,126
    Lockheed Martin Corp. ...............................     United States       612,500         20,794,375
    Raytheon Co., A .....................................     United States       483,374         14,017,846
    Rolls-Royce PLC .....................................    United Kingdom     4,016,521         11,939,825
                                                                                              --------------
                                                                                                  58,918,172
                                                                                              --------------
    Air Freight & Couriers .2%
    Airborne Inc. .......................................     United States       272,000          2,652,000
                                                                                              --------------
    Airlines 1.0%
    Singapore Airlines Ltd. .............................       Singapore       1,303,100         12,925,790
                                                                                              --------------
    Auto Components 1.2%
    Goodyear Tire & Rubber Co. ..........................     United States       269,000          6,184,310
    Michelin SA, B ......................................        France           200,000          7,238,553
    Visteon Corp. .......................................     United States       153,289          1,762,824
                                                                                              --------------
                                                                                                  15,185,687
                                                                                              --------------
    Automobiles 4.8%
    Bayerische Motorenwerke AG ..........................        Germany          203,600          6,642,476
    Ford Motor Co. ......................................     United States       711,507         16,675,945
    General Motors Corp. ................................     United States       365,000         18,592,187
    Regie Nationale des Usines Renault SA ...............        France           165,000          8,597,542
    Volkswagen AG .......................................        Germany          165,400          8,781,435
                                                                                              --------------
                                                                                                  59,289,585
                                                                                              --------------
    Banks 8.1%
    Australia & New Zealand Banking Group Ltd. ..........       Australia       1,844,184         14,735,519
    Banco Popular Espanol SA ............................         Spain           140,000          4,876,400
    Bank of America Corp. ...............................     United States       435,000         19,955,625
    Foreningssparbanken AB, A ...........................        Sweden           350,000          5,360,076
    HSBC Holdings PLC ...................................       Hong Kong       1,900,801         28,146,837
    National Australia Bank Ltd. ........................       Australia         915,000         14,647,606
    U.S. Bancorp. .......................................     United States       425,000         12,404,688
                                                                                              --------------
                                                                                                 100,126,751
                                                                                              --------------
    Beverages .2%
    PanAmerican Beverages Inc., A .......................        Mexico           150,000          2,128,125
                                                                                              --------------
    Building Products .7%
    Novar PLC ...........................................    United Kingdom     2,805,290          8,423,036
                                                                                              --------------
    Chemicals 5.4%
    Agrium Inc. .........................................        Canada           400,000          5,850,000
    Akzo Nobel NV .......................................      Netherlands        355,200         19,075,080
    BASF AG .............................................        Germany          253,200         11,517,411
    DSM NV, Br. .........................................      Netherlands        300,000         10,508,576
    Eastman Chemical Co. ................................     United States       125,000          6,093,750
    Kemira OY ...........................................        Finland          447,900          2,270,765
    Lyondell Chemical Co. ...............................     United States       770,500         11,798,281
                                                                                              --------------
                                                                                                  67,113,863
                                                                                              --------------
    Commercial Services & Supplies 1.8%
    Waste Management Inc. ...............................     United States       800,000         22,200,000
                                                                                              --------------
    Computers & Peripherals 1.1%
    Compaq Computer Corp. ...............................     United States       400,000          6,020,000
    Fujitsu Ltd. ........................................         Japan           350,000          5,161,121
    Hewlett-Packard Co. .................................     United States        10,000            315,625
  a Lexmark International Inc. ..........................     United States        60,000          2,658,750
                                                                                              --------------
                                                                                                  14,155,496
                                                                                              --------------

                                                                           TG-9
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)



                                                                              COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Construction Materials .2%
    Cheung Kong Infrastructure Holdings Ltd. .........................       Hong Kong       1,768,000     $    2,912,704
                                                                                                           --------------
    Containers & Packaging .4%
    Assidoman AB .....................................................        Sweden           153,680          3,094,611
    Assidoman AB, 144A ...............................................        Sweden            46,104            928,383
(a) Assidoman AB, Redemption Shares ..................................        Sweden            38,420            773,653
(a) Assidoman AB, Redemption Shares, 144A ............................        Sweden            11,526            232,096
                                                                                                           --------------
                                                                                                                5,028,743
                                                                                                           --------------
    Diversified Financials 2.6%
    Merrill Lynch & Co. Inc. .........................................     United States       250,000         17,046,875
    Nomura Securities Co. Ltd. .......................................         Japan            66,000          1,187,653
    Swire Pacific Ltd., A ............................................       Hong Kong       1,688,300         12,175,396
    Swire Pacific Ltd., B ............................................       Hong Kong       1,304,000          1,136,835
                                                                                                           --------------
                                                                                                               31,546,759
                                                                                                           --------------
    Diversified Telecommunication Services 4.4%
    AT&T Corp. .......................................................     United States       500,000          8,656,250
    Nippon Telegraph & Telephone Corp. ...............................         Japan             1,698         12,236,900
    SBC Communications Inc. ..........................................     United States       160,000          7,640,000
    Telecom Argentina Stet-France Telecom SA (TECO), B, ADR ..........       Argentina         240,000          3,765,000
    Telecom Corp. of New Zealand Ltd. ................................      New Zealand      2,386,100          5,078,628
    Telefonos de Mexico SA de CV (Telmex) L, ADR .....................        Mexico           279,855         12,628,457
  a Worldcom Inc. ....................................................     United States       300,000          4,218,750
                                                                                                           --------------
                                                                                                               54,223,985
                                                                                                           --------------
    Electric Utilities 7.4%
    CLP Holdings Ltd. ................................................       Hong Kong       2,043,000         10,188,938
    E.On AG ..........................................................        Germany          278,000         16,912,865
    Endesa SA ........................................................         Spain           400,000          6,816,069
    Entergy Corp. ....................................................     United States        97,900          4,142,394
    Hong Kong Electric Holdings Ltd. .................................       Hong Kong       3,394,000         12,531,853
    Iberdrola SA, Br. ................................................         Spain         1,031,200         12,924,732
    Innogy Holdings PLC ..............................................    United Kingdom     1,802,600          5,028,689
    International Power PLC ..........................................    United Kingdom     1,802,600          6,550,087
    Korea Electric Power Corp. .......................................      South Korea        458,200          8,548,237
    Potomac Electric Power Co. .......................................     United States       100,000          2,471,000
    Powergen PLC .....................................................    United Kingdom       600,000          5,651,076
                                                                                                           --------------
                                                                                                               91,765,940
                                                                                                           --------------
    Electrical Equipment .2%
    ABB Ltd. .........................................................      Switzerland         23,495          2,412,872
                                                                                                           --------------
    Electronic Equipment & Instruments .8% ...........................
    Hitachi Ltd. .....................................................         Japan         1,103,500          9,836,804
                                                                                                           --------------
    Food & Drug Retailing 4.3%
    Albertson's Inc. .................................................     United States       537,800         14,251,700
  a Kroger Co. .......................................................     United States       910,000         24,626,875
    Safeway PLC ......................................................    United Kingdom     3,223,718         14,470,927
                                                                                                           --------------
                                                                                                               53,349,502
                                                                                                           --------------
    Food Products 5.3%
    General Mills Inc. ...............................................     United States       125,000          5,570,312
    H.J. Heinz Co. ...................................................     United States       650,000         30,834,375
    Northern Foods PLC ...............................................    United Kingdom     2,208,797          4,536,839
    Sara Lee Corp. ...................................................     United States       400,000          9,825,000
    Unilever PLC .....................................................    United Kingdom     1,800,000         15,366,805
                                                                                                           --------------
                                                                                                               66,133,331
                                                                                                           --------------

TG-10
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                      COUNTRY           SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Gas Utilities .8%
    TransCanada PipeLines Ltd. ...............................        Canada             885,566      $   10,140,969
                                                                                                      --------------
(a) Health Care Providers & Services .6%
    Aetna Inc. ...............................................     United States         180,000           7,391,250
                                                                                                      --------------
(a) Hotels Restaurants & Leisure .1%
    P & O Princess Cruises PLC ...............................    United Kingdom         294,200           1,241,526
                                                                                                      --------------
    Household Durables .7%
    LG Electronics Inc. ......................................      South Korea          275,000           2,597,826
    Newell Rubbermaid Inc. ...................................     United States         275,000           6,256,250
                                                                                                      --------------
                                                                                                           8,854,076
                                                                                                      --------------
    Household Products 1.7%
    Procter & Gamble Co. .....................................     United States         264,000          20,707,500
                                                                                                      --------------
    Insurance 5.8%
    Ace Ltd. .................................................        Bermuda            302,000          12,816,125
    Allstate Corp. ...........................................     United States         457,700          19,938,556
    Torchmark Corp. ..........................................     United States         273,400          10,508,813
    Unumprovident Corp. ......................................     United States          81,100           2,179,563
    XL Capital Ltd., A .......................................        Bermuda            127,100          11,105,363
    Zurich Financial Services AG .............................      Switzerland           25,298          15,252,173
                                                                                                      --------------
                                                                                                          71,800,593
                                                                                                      --------------
(a) IT Consulting & Services .1%
    Gartner Group Inc., B ....................................     United States         224,400           1,422,696
                                                                                                      --------------
    Leisure Equipment & Products 2.0%
    Eastman Kodak Co. ........................................     United States         159,600           6,284,250
    Fuji Photo Film Co. Ltd. .................................         Japan             450,000          18,835,377
                                                                                                      --------------
                                                                                                          25,119,627
                                                                                                      --------------
    Machinery 2.0%
    METSO OYJ ................................................        Finland            380,650           4,252,753
    Sandvik AB ...............................................        Sweden             440,000          10,585,555
    Volvo AB, B ..............................................        Sweden             595,620           9,879,130
                                                                                                      --------------
                                                                                                          24,717,438
                                                                                                      --------------
    Marine .1%
    Peninsular & Oriental Steam Navigation Co. ...............    United Kingdom         294,200           1,392,048
                                                                                                      --------------
    Media 1.2%
    Gannett Co. Inc. .........................................     United States         230,000          14,504,375
    South China Morning Post Ltd. ............................       Hong Kong         1,254,000             932,473
                                                                                                      --------------
                                                                                                          15,436,848
                                                                                                      --------------
    Metals & Mining 2.9%
    AK Steel Holding Corp. ...................................     United States         795,400           6,959,750
    Barrick Gold Corp. .......................................        Canada             768,800          12,594,968
    Companhia Siderurgica Nacional Sid Nacional CSN ..........        Brazil         129,100,000           4,111,338
    Industrias Penoles SA ....................................        Mexico             268,800             181,839
    Pohang Iron & Steel Co. Ltd. .............................      South Korea          131,192           7,933,745
    USX-U.S. Steel Group .....................................     United States         250,000           4,500,000
                                                                                                      --------------
                                                                                                          36,281,640
                                                                                                      --------------
    Multiline Retail 2.4%
    J.C. Penney Co. Inc. .....................................     United States         530,000           5,763,750
(a) Kmart Corp. ..............................................     United States       1,100,000           5,843,750
    Marks & Spencer PLC ......................................    United Kingdom       3,261,000           9,072,812
    Sears, Roebuck & Co. .....................................     United States         275,900           9,587,525
                                                                                                      --------------
                                                                                                          30,267,837
                                                                                                      --------------

                                                                          TG-11
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                       COUNTRY          SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Oil & Gas 6.2%
    Amerada Hess Corp. ........................................     United States         47,928     $    3,501,740
    Burlington Resources Inc. .................................     United States        193,400          9,766,700
    Eni SpA ...................................................         Italy          1,559,050          9,953,283
    Occidental Petroleum Corp. ................................     United States        423,100         10,260,175
    PetroChina Co. Ltd., H ....................................         China         40,950,000          6,825,088
    Petroleo Brasileiro SA, ADR ...............................        Brazil            350,000          8,050,000
    Repsol YPF SA .............................................         Spain            500,000          7,989,635
    Shell Transport & Trading Co. PLC .........................    United Kingdom      1,132,853          9,265,151
    Texaco Inc. ...............................................     United States        180,000         11,182,500
                                                                                                     --------------
                                                                                                         76,794,272
                                                                                                     --------------
    Paper & Forest Products 4.1%
    Bowater Inc. ..............................................     United States        191,800         10,812,725
    Georgia-Pacific Corp. (Timber Grp) ........................     United States        272,200          8,148,988
    International Paper Co. ...................................     United States        300,000         12,243,750
    Metsa Serla OY, B .........................................        Finland           270,000          2,154,667
    Stora Enso OYJ, R .........................................        Finland           132,700          1,569,780
    UPM-Kymmene Corp. .........................................        Finland           450,000         15,441,777
                                                                                                     --------------
                                                                                                         50,371,687
                                                                                                     --------------
    Pharmaceuticals 1.7%
    Abbott Laboratories .......................................     United States        445,370         21,572,609
                                                                                                     --------------
    Real Estate 3.3%
    Amoy Properties Ltd. ......................................       Hong Kong        2,635,500          2,939,634
    Cheung Kong Holdings Ltd. .................................       Hong Kong        1,615,499         20,660,012
    General Growth Properties Inc. ............................     United States        164,500          5,952,844
    Highwoods Properties Inc. .................................     United States        107,900          2,684,013
    National Health Investors Inc. ............................     United States        311,100          2,294,362
    New World Development Co. Ltd. ............................       Hong Kong        1,513,457          1,833,635
    Rouse Co. .................................................     United States        180,000          4,590,000
                                                                                                     --------------
                                                                                                         40,954,500
                                                                                                     --------------
(a) Semiconductor Equipment & Products .1%
    Hyundai Electronics Industries Co. ........................      South Korea         300,000            954,545
                                                                                                     --------------
    Specialty Retail .4%
    W.H. Smith PLC ............................................    United Kingdom        772,850          4,946,988
                                                                                                     --------------
    Trading Companies & Distributors .2%
    Samsung Corp. .............................................      South Korea         500,000          2,035,573
                                                                                                     --------------
    Wireless Telecommunication Services .2%
    SK Telecom Co. Ltd., ADR ..................................      South Korea          54,400          1,281,800
    Smartone Telecommunications Holdings Ltd. .................       Hong Kong        1,108,000          1,598,097
                                                                                                     --------------
                                                                                                          2,879,897
                                                                                                     --------------
    Total Common Stocks (Cost $1,089,510,662)..................                                       1,135,613,264
                                                                                                     --------------
    Preferred Stocks .7%
    Cia Vale do Rio Doce, A, ADR, pfd. ........................        Brazil            120,000          2,955,000
    Petroleo Brasileiro SA, pfd. ..............................        Brazil            157,470          3,696,911
    Volkswagen AG, pfd. .......................................        Germany            60,000          1,830,762
                                                                                                     --------------
    Total Preferred Stocks (Cost $9,453,358)...................                                           8,482,673
                                                                                                     --------------
    Total Long Term Investments (Cost $1,098,964,020)..........                                       1,144,095,937
                                                                                                     --------------

TG-12
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                                   PRINCIPAL
                                                                                    COUNTRY         AMOUNT            VALUE
                                                                                -----------------------------------------------
(b) Repurchase Agreements 8.1%
    Lehman Securities Inc., 6.40%, 1/02/01 (Maturity Value $50,035,556)
    Collateralized by Federal Home Loan Mortgage Corp. Discount Notes .........  United States   $50,000,000     $   50,000,000
    Paribas Corp., 6.45%, 1/02/01 (Maturity Value $51,208,673)
    Collateralized by Federal Home Loan Mortgage Corp. Discount Notes .........  United States    51,172,000         51,172,000
                                                                                                                 --------------
    Total Repurchase Agreements (Cost $101,172,000)............................                                     101,172,000
                                                                                                                 --------------
    Total Investments (Cost $1,200,136,020) 100.2%.............................                                   1,245,267,937
    Other Assets, less Liabilities (.2%) ......................................                                      (2,587,382)
                                                                                                                 --------------
    Total Net Assets 100.0% ...................................................                                  $1,242,680,555
                                                                                                                 ==============

(a) Non-incoming producing
(b) See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

                                                                          TG-13
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ................................................     $ 1,098,964,020
                                                            ===============
  Value ...............................................       1,144,095,937
 Repurchase agreements, at value and cost .............         101,172,000
 Receivables:
   Investment securities sold .........................             494,286
   Capital shares sold ................................              74,280
   Dividends and interest .............................           3,702,816
                                                            ---------------
    Total assets ......................................       1,249,539,319
                                                            ---------------
Liabilities:
 Payables:
   Capital shares redeemed ............................           5,541,351
   Affiliates .........................................             856,099
   Professional fees ..................................              49,426
   Reports to shareholders ............................             182,405
 Funds advanced by custodian ..........................             165,302
 Other liabilities ....................................              64,181
                                                            ---------------
   Total liabilities ..................................           6,858,764
                                                            ---------------
    Net assets, at value ..............................     $ 1,242,680,555
                                                            ===============
Net assets consist of:
 Undistributed net investment income ..................     $    22,733,829
 Net unrealized appreciation ..........................          45,131,917
 Accumulated net realized gain ........................         193,332,717
 Capital shares .......................................         981,482,092
                                                            ---------------
    Net assets, at value ..............................     $ 1,242,680,555
                                                            ===============
Class 1:
 Net assets, at value .................................     $ 1,163,637,330
                                                            ===============
 Shares outstanding ...................................          84,584,509
                                                            ===============
 Net asset value and offering price per share .........     $         13.76
                                                            ===============
Class 2:
 Net assets, at value .................................     $    79,043,225
                                                            ===============
 Shares outstanding ...................................           5,771,749
                                                            ===============
 Net asset value and offering price per share .........     $         13.69
                                                            ===============

                       See notes to financial statements.

TG-14
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000

Investment Income:
 (net of foreign taxes of $1,989,369)
 Dividends .................................................    $   28,108,559
 Interest ..................................................         4,534,809
                                                                --------------
    Total investment income ................................        32,643,368
                                                                --------------
Expenses:
 Management fees (Note 3) ..................................         8,610,867
 Distribution fees - Class 2 (Note 3) ......................           126,744
 Custodian fees ............................................           242,100
 Reports to shareholders ...................................           368,572
 Professional fees (Note 3) ................................            92,155
 Trustees' fees and expenses ...............................            11,025
 Other .....................................................            26,351
                                                                --------------
    Total expenses .........................................         9,477,814
                                                                --------------
     Net investment income .................................        23,165,554
                                                                --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................       195,106,898
  Foreign currency transactions ............................          (536,198)
                                                                --------------
   Net realized gain .......................................       194,570,700
 Net unrealized depreciation on investments ................      (171,116,784)
                                                                --------------
Net realized and unrealized gain ...........................        23,453,916
                                                                --------------
Net increase in net assets resulting from operations .......    $   46,619,470
                                                                ==============

                       See notes to financial statements.

                                                                          TG-15
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                 2000               1999
                                                                          ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................    $   23,165,554      $  13,240,797
  Net realized gain from investments and foreign currency transactions        194,570,700         72,994,064
  Net unrealized appreciation (depreciation) on investments ...........      (171,116,784)        47,953,928
                                                                          ------------------------------------
     Net increase in net assets resulting from operations .............        46,619,470        134,188,789
 Distributions to shareholders from:
  Net investment income:
   Class 1 ............................................................       (11,099,754)       (15,661,321)
   Class 2 ............................................................          (152,094)           (19,742)
  Net realized gains:
   Class 1 ............................................................       (73,119,422)       (75,768,827)
   Class 2 ............................................................        (1,029,478)           (95,513)
                                                                          ------------------------------------
 Total distributions to shareholders ..................................       (85,400,748)       (91,545,403)
 Capital share transactions (Note 2):
   Class 1 ............................................................       497,688,296        (80,925,896)
   Class 2 ............................................................        70,980,087          3,995,606
                                                                          ------------------------------------
 Total capital share transactions .....................................       568,668,383        (76,930,290)
    Net increase (decrease) in net assets .............................       529,887,105        (34,286,904)
Net assets:
 Beginning of year ....................................................       712,793,450        747,080,354
                                                                          ------------------------------------
 End of year ..........................................................    $1,242,680,555      $ 712,793,450
                                                                          ====================================
Undistributed net investment income included in net assets:
 End of year ..........................................................    $   22,733,829      $  11,248,397
                                                                          ====================================

                       See notes to financial statements.

TG-16
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Growth Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks long-term capital growth. The portfolio invests primarily in equity securities of companies of any nation, including those in U.S. and emerging markets.

Effective May 1, 2000, the name of the Templeton Global Growth Fund changed to Templeton Growth Securities Fund, as a result of Fund mergers, as discussed in
Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2000, all repurchase agreements held by the Fund had been entered into on December 29, 2000.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

                                                                          TG-17
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                            Year Ended December 31,
                                                     ---------------------------------------------------------------------
                                                                    2000                              1999(a)
                                                     ---------------------------------------------------------------------
                                                          Shares            Amount           Shares            Amount
Class 1 Shares:                                      ---------------------------------------------------------------------
Shares sold ........................................     17,873,866    $  238,251,058        3,559,626    $   53,423,886
Shares issued on merger (Note 6) ...................     48,592,348       628,298,597               --                --
Shares issued on reinvestment of distributions .....      6,513,471        84,219,176        6,314,237        91,430,148
Shares redeemed ....................................    (33,716,851)     (453,080,535)     (15,136,586)     (225,779,930)
                                                     ---------------------------------------------------------------------
Net increase (decrease) ............................     39,262,834    $  497,688,296       (5,262,723)   $  (80,925,896)
                                                     =====================================================================
Class 2 Shares:
Shares sold ........................................     12,896,783    $  173,384,758        3,228,083    $   46,873,543
Shares issued on merger (Note 6) ...................      4,308,381        55,535,000               --                --
Shares issued on reinvestment of distributions .....         91,595         1,181,572            7,976           115,255
Shares redeemed ....................................    (11,812,327)     (159,121,243)      (2,948,742)      (42,993,192)
                                                     ---------------------------------------------------------------------
Net increase .......................................      5,484,432    $   70,980,087          287,317    $    3,995,606
                                                     =====================================================================

(a) For the period January 6, 1999 (effective date) to December 31, 1999, for Class 2.

TG-18
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                         Affiliation
       -------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                 Administrative manager
       Templeton Global Advisors Ltd. (TGAL)                          Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

Annualized Fee Rate   Daily Net Assets
--------------------------------------------------------------------------
  1.00%               First $100 million
   .90%               Over $100 million, up to and including $250 million
   .80%               Over $250 million, up to and including $500 million
   .75%               Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $7,497 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 2000, the Fund had deferred currency losses of $37,117 occurring subsequent to October 31, 2000. For tax purposes, such loss will be reflected in the year ending December 31, 2001.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, merger related expenses, foreign currency transactions, and losses realized subsequent to October 31 on the sales of foreign currencies.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,200,843,720 was as follows:

  Unrealized appreciation .............  $  188,943,028
  Unrealized depreciation .............    (144,518,811)
                                         --------------
  Net unrealized appreciation .........  $   44,424,217
                                         ==============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $671,242,477 and $851,392,810, respectively.

                                                                          TG-19
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Growth Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Stock Fund pursuant to a plan of reorganization approved by TVP - Templeton Stock Fund's shareholders. The merger was accomplished by a tax-free exchange of 48,592,348 Class 1 shares and 4,308,381 Class 2 shares of the FTVIPT - Templeton Growth Securities Fund (valued at $12.93 per share and $12.89 per share, respectively) for the net assets of the TVP - Templeton Stock Fund which aggregated $683,833,597, including $122,735,093 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Templeton Growth Securities Fund immediately after the merger were $1,325,793,044.

TG-20
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Growth Securities Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

                                                                          TG-21
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $152,120,710 as a capital gain dividend for the fiscal year ended December 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 35.13% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.

TG-22
Page

                                   TEMPLETON INTERNATIONAL SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Securities Fund (formerly Templeton International Fund) seeks long-term capital growth. The
Fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.
--------------------------------------------------------------------------------

During the 12 months under review, stock markets around the world suffered as the bubble in technology, media and telecommunications (TMT) stocks began to deflate. The over capacity caused by the higher-than-normal level of technology infrastructure investment led to severe pricing pressures and contributed to the demise of companies with questionable business models. In our opinion, the "TMT bubble" was spurred by excess liquidity in the financial system, easy availability of debt and equity financing, Y2K-induced capital spending and the extreme speculation that accompanies market bubbles.

European markets turned in weak performances during the year, weighed down by the decline in TMT stocks and the weakening euro. Asian markets likewise turned in very poor results primarily due to concerns over Korea's and Taiwan's economic reforms, Japan's slower than expected corporate restructuring and worries about the region's economic health. Asian TMT stocks again were the hardest hit, with significant damage done to the Jasdaq and Kosdaq Indexes, the principal TMT indexes in Japan and Korea. Latin American stocks also performed poorly, hurt in part by interest-rate worries and concerns over the U.S. economy's health.

For the year ended December 31, 2000, Templeton International Securities Fund outperformed its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI(R) EAFE(R)) Index, which returned -13.96%.(1) The Fund's outperformance was primarily a result of its low exposure to the poorly performing TMT industries.

During the year, we reduced our European holdings in the finance, telecommunications and technology areas while increasing exposure to utilities, industrials and consumer products. Significant purchases during the year included U.K. utility Powergen; Unilever, a Dutch-Anglo consumer non-durables manufacturer; French engineering company Alstom SA; and BAE, a U.K.-based defense company we think is well positioned to benefit from the next upcycle in defense spending.

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

This chart shows in pie format the geographic distribution of Templeton International Securities Fund based on total net assets on 12/31/00.

Europe                                          60.3%
Asia                                            19.1%
North America                                    5.3%
Latin America                                    5.2%
Australia/New Zealand                            4.1%
Mid-East/Africa                                  1.4%
Short-term Investments
& Other Net Assets                               4.6%

                                                                           TI-1
Page

Top 10 Holdings
Templeton International Securities Fund
12/31/00

 Company                      % of Total
 Industry, Country            Net Assets
----------------------------------------
   Zurich Financial
   Services AG                  2.4%
   Insurance, Switzerland

   Cheung Kong
   Holdings Ltd.                2.4%
   Real Estate, Hong Kong

   Ace Ltd.                     2.2%
   Insurance, Bermuda

   Aventis SA                   1.9%
   Pharmaceuticals, France

   Unilever PLC                 1.9%
   Food Products, U.K.

   ING Groep NV                 1.9%
   Diversified Financials,
   Netherlands

   Akzo Nobel NV                1.8%
   Chemicals, Netherlands

   AXA SA                       1.8%
   Insurance, France

   Nordea AB                    1.8%
   Banks, Sweden

   E.On AG                      1.7%
   Electric Utilities,
   Germany

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

In our opinion, these companies offered low valuations, improving fundamentals and increasing cash flows. To fund these purchases we eliminated several holdings due to their high valuations, including telecommunications providers Telecom Italia and Portugal Telecom, and finance companies Royal Bank of Scotland and Muenchener Rueckversicherungs-Gesellschaft, and reduced our holdings in AXA, Nordea, Philips, Elan, Total SA and Teva Pharmaceuticals. Over the course of the year, our European portfolio weighting increased from 53.0% of total net assets on December 31, 1999, to 60.3% at the end of the period.

In Asia, we bought a combination of "old" and "new" economy stocks during the year, with Fujitsu, Korea Telecom, and Nippon Telegraph and Telephone representing the new economy. Old economy purchases included capital equipment manufacturer Komatsu and transportation company Nippon Express. We concentrated our selling in a handful of stocks, including Singapore Airlines and Sony Corporation. Our exposure to Asia increased modestly during the year, from 18.6% of total net assets at the beginning of the period, to 19.1% at period-end.

Our Latin American weighting declined dramatically during the 12-month period, due to a combination of Fund sales and significant merger and acquisition activity involving many of the region's companies. We used the tremendous volatility during the year to liquidate our exposure to many of the region's TMT stocks, including the complete sale of Telefonica del Peru. Despite the Latin American markets' poor performances, we continued to find better bargains in other regions of the world. As a result, our exposure to Latin America declined from 11.2% of total net assets on December 31, 1999, to 5.2% at the end of the period. The Fund's cash reserves remained relatively steady during the Fund's fiscal year, and ended the period at approximately 5% of total net assets.

Looking forward, we feel the uncertainty surrounding the global economy's health is creating a favorable environment for value investing. We continue to find tremendous bargains in non-TMT industries and remain optimistic toward the longer-term outlook for these stocks.

Despite the ongoing bear market in technology stocks, their valuations are not yet compelling in our opinion, and there is further potential risk should the global economic trends worsen. Although we do not dismiss lightly the Internet's impact, we do recognize that traditional

TI-2
Page

valuation metrics remain valid. We believe the current, severe TMT correction will create several "value" stocks and are actively researching stocks in these areas with intentions to add to our exposure in 2001 when the valuations become more attractive. Yet, with most telecommunications providers battling heavy debt loads, less accommodating capital markets and slower global economic growth, we are concerned about the health of overall information technology
(IT) spending.

We are positive for Europe's outlook in the year to come. Although the euro's decline hurt our performance in 2000, it appears undervalued relative to Europe's future economic growth and is creating many fundamental, positive changes. Labor markets are slowly becoming more flexible, capital markets are evolving, cross-border mergers are becoming common and tax rates are projected to decline over the next few years. In addition, globalization and technology advances are forcing European corporations and governments to become more globally competitive. We believe these structural changes in Europe will help close the growth gap versus the U.S., increase the attractiveness of European assets and consequently improve the valuation of the euro versus the U.S. dollar.

As always, the Templeton research team will scour the world for those stocks whose prices in our opinion are selling at the lowest value in relation to their long-term earnings potential since such shares help reduce risk while offering the potential for attractive long-term returns.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                           TI-3
Page

Templeton International Securities Fund
Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton International Securities Fund - Class 1*
Periods ended 12/31/00
                                                            Since
                                                         Inception
                                   1-Year     5-Year     (5/1/92)
------------------------------------------------------------------
 Average Annual Total Return       -2.19%    +13.32%      +13.18%
 Cumulative Total Return           -2.19%    +86.86%     +192.55%
 Value of $10,000 Investment       $9,781    $18,686      $29,255

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/92-12/31/00)

The graph compares the performance of Templeton International Securities Fund - Class 1 and the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton International Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the MSCI EAFE Index* from 5/1/92-12/31/00.

                          Templeton International                    MSCI
                        Securities Fund - Class I                    EAFE
                                                                    Index
                 ---------------------------------------------------------
     05/01/1992                  $10,000                          $10,000
     05/31/1992                   $9,960                6.72%     $10,672
     06/30/1992                   $9,720               -4.71%     $10,169
     07/31/1992                   $9,570               -2.53%      $9,912
     08/31/1992                   $9,470                6.31%     $10,538
     09/30/1992                   $9,270               -1.94%     $10,333
     10/31/1992                   $9,170               -5.22%      $9,794
     11/30/1992                   $9,250                0.97%      $9,889
     12/31/1992                   $9,390                0.55%      $9,943
     01/31/1993                   $9,440                0.02%      $9,945
     02/28/1993                   $9,740                3.05%     $10,248
     03/31/1993                  $10,040                8.75%     $11,145
     04/30/1993                  $10,370                9.52%     $12,206
     05/31/1993                  $10,640                2.14%     $12,467
     06/30/1993                  $10,580               -1.54%     $12,275
     07/31/1993                  $10,770                3.52%     $12,707
     08/31/1993                  $11,610                5.42%     $13,396
     09/30/1993                  $11,570               -2.23%     $13,097
     10/31/1993                  $12,460                3.10%     $13,503
     11/30/1993                  $12,510               -8.72%     $12,326
     12/31/1993                  $13,830                7.24%     $13,218
     01/31/1994                  $14,610                8.48%     $14,339
     02/28/1994                  $14,040               -0.26%     $14,302
     03/31/1994                  $13,328               -4.29%     $13,688
     04/30/1994                  $13,461                4.27%     $14,273
     05/31/1994                  $13,543               -0.55%     $14,194
     06/30/1994                  $13,113                1.43%     $14,397
     07/31/1994                  $13,880                0.99%     $14,540
     08/31/1994                  $14,402                2.39%     $14,887
     09/30/1994                  $14,105               -3.13%     $14,422
     10/31/1994                  $14,290                3.35%     $14,905
     11/30/1994                  $13,666               -4.78%     $14,192
     12/31/1994                  $13,522                0.65%     $14,284
     01/31/1995                  $13,164               -3.82%     $13,739
     02/28/1995                  $13,338               -0.26%     $13,703
     03/31/1995                  $13,338                6.27%     $14,562
     04/30/1995                  $13,990                3.79%     $15,114
     05/31/1995                  $14,425               -1.16%     $14,939
     06/30/1995                  $14,611               -1.73%     $14,680
     07/31/1995                  $15,335                6.25%     $15,598
     08/31/1995                  $14,953               -3.79%     $15,007
     09/30/1995                  $15,335                1.98%     $15,304
     10/31/1995                  $14,963               -2.66%     $14,897
     11/30/1995                  $15,232                2.81%     $15,315
     12/31/1995                  $15,656                4.05%     $15,936
     01/31/1996                  $16,122                0.43%     $16,004
     02/29/1996                  $16,349                0.36%     $16,062
     03/31/1996                  $16,391                2.15%     $16,407
     04/30/1996                  $16,993                2.93%     $16,888
     05/31/1996                  $17,225               -1.82%     $16,580
     06/30/1996                  $17,362                0.59%     $16,678
     07/31/1996                  $16,740               -2.90%     $16,195
     08/31/1996                  $17,331                0.24%     $16,234
     09/30/1996                  $17,668                2.68%     $16,669
     10/31/1996                  $18,017               -1.00%     $16,502
     11/30/1996                  $18,967                4.00%     $17,162
     12/31/1996                  $19,421               -1.26%     $16,946
     01/31/1997                  $19,684               -3.48%     $16,356
     02/28/1997                  $19,926                1.66%     $16,628
     03/31/1997                  $20,080                0.39%     $16,692
     04/30/1997                  $20,080                0.55%     $16,784
     05/31/1997                  $20,968                6.53%     $17,880
     06/30/1997                  $22,218                5.54%     $18,871
     07/31/1997                  $23,183                1.64%     $19,180
     08/31/1997                  $22,076               -7.45%     $17,751
     09/30/1997                  $23,896                5.62%     $18,749
     10/31/1997                  $21,999               -7.66%     $17,313
     11/30/1997                  $21,889               -1.00%     $17,140
     12/31/1997                  $22,131                0.90%     $17,294
     01/31/1998                  $22,295                4.60%     $18,089
     02/28/1998                  $23,995                6.44%     $19,254
     03/31/1998                  $25,610                3.10%     $19,851
     04/30/1998                  $25,961                0.81%     $20,012
     05/31/1998                  $25,622               -0.46%     $19,920
     06/30/1998                  $25,318                0.78%     $20,075
     07/31/1998                  $25,540                1.04%     $20,284
     08/31/1998                  $21,845              -12.37%     $17,775
     09/30/1998                  $21,131               -3.04%     $17,235
     10/31/1998                  $22,815               10.45%     $19,036
     11/30/1998                  $24,113                5.15%     $20,016
     12/31/1998                  $24,195                3.97%     $20,811
     01/31/1999                  $23,903               -0.27%     $20,754
     02/28/1999                  $23,225               -2.36%     $20,265
     03/31/1999                  $24,411                4.20%     $21,116
     04/30/1999                  $26,414                4.07%     $21,975
     05/31/1999                  $25,392               -5.13%     $20,848
     06/30/1999                  $26,683                3.92%     $21,665
     07/31/1999                  $26,844                3.00%     $22,315
     08/31/1999                  $26,817                0.39%     $22,402
     09/30/1999                  $26,333                1.03%     $22,633
     10/31/1999                  $26,441                3.77%     $23,486
     11/30/1999                  $27,476                3.50%     $24,308
     12/31/1999                  $29,909                8.99%     $26,493
     01/31/2000                  $28,282               -6.34%     $24,814
     02/29/2000                  $28,706                2.71%     $25,486
     03/31/2000                  $29,785                3.90%     $26,480
     04/30/2000                  $28,350               -5.24%     $25,093
     05/31/2000                  $28,582               -2.42%     $24,485
     06/30/2000                  $30,077                3.93%     $25,448
     07/31/2000                  $29,671               -4.17%     $24,386
     08/31/2000                  $29,873                0.89%     $24,603
     09/30/2000                  $28,767               -4.85%     $23,410
     10/31/2000                  $28,019               -2.34%     $22,862
     11/30/2000                  $27,863               -3.73%     $22,010
     12/31/2000                  $29,255                3.58%     $22,798

*Source: Standard and Poor's Micropal
For an index description, please see the Index Definitions following the Fund Summaries.

Past performance does not guarantee future results.

TI-4
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights

                                                                                   Class 1
                                                      ------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                      ------------------------------------------------------------------
                                                           2000          1999          1998         1997         1996
                                                      ------------------------------------------------------------------
Per share operating performance(c)
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $22.25         $20.69       $20.18      $ 18.40      $15.13
                                                      ------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ...........................        .40            .33          .60          .49         .43
 Net realized and unrealized gains (losses) .........       (.95)          3.78         1.29         2.01        3.15
                                                      ------------------------------------------------------------------
Total from investment operations ....................       (.55)          4.11         1.89         2.50        3.58
                                                      ------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................       (.43)          (.57)        (.49)        (.51)       (.24)
 Net realized gains .................................      (2.49)         (1.98)        (.89)        (.21)       (.07)
                                                      ------------------------------------------------------------------
Total distributions .................................      (2.92)         (2.55)       (1.38)        (.72)       (.31)
                                                      ------------------------------------------------------------------
Net asset value, end of year ........................     $18.78         $22.25       $20.69       $20.18      $18.40
                                                      ==================================================================
Total return(a)......................................    (2.19)%         23.61%        9.33%       13.95%      24.04%
Ratios/supplemental data
Net assets, end of year (000's) .....................   $776,495     $1,056,798     $980,470     $938,410    $682,984
Ratios to average net assets:
 Expenses ...........................................       .87%           .85%         .86%         .81%        .65%
 Net investment income ..............................      2.08%          1.69%        2.81%        2.70%       3.23%
Portfolio turnover rate .............................     32.81%         30.04%       29.56%       16.63%       9.46%


(a)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
(b)Based on average shares outstanding effective year ended December 31, 1999.
(c)Financial highlights presented reflect historical financial information from TVP - Templeton International Fund as a result of the merger discussed in
   Note 6.

                                                                           TI-5
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights (continued)

                                                                                Class 2
                                                        --------------------------------------------------------
                                                                        Year Ended December 31,
                                                        --------------------------------------------------------
                                                             2000           1999           1998         1997(c)
                                                        --------------------------------------------------------
Per share operating performance(e)
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................        $22.13        $ 20.61        $20.14        $18.40
                                                        --------------------------------------------------------
Income from investment operations:
 Net investment income(d) ...........................           .31            .25           .59           .07
 Net realized and unrealized gains (losses) .........          (.90)          3.78          1.25          1.67
                                                        --------------------------------------------------------
Total from investment operations ....................          (.59)          4.03          1.84          1.74
                                                        --------------------------------------------------------
Less distributions from:
 Net investment income ..............................          (.38)          (.53)         (.48)           --
 Net realized gains .................................         (2.49)         (1.98)         (.89)           --
                                                        --------------------------------------------------------
Total distributions .................................         (2.87)         (2.51)        (1.37)           --
                                                        --------------------------------------------------------
Net asset value, end of year ........................        $18.67         $22.13        $20.61        $20.14
                                                        ========================================================
Total return(b) .....................................       (2.38)%         23.23%         9.08%         9.46%
Ratios/supplemental data
Net assets, end of year (000's) .....................      $187,115       $101,365       $39,886       $17,606
Ratios to average net assets:
 Expenses ...........................................         1.12%          1.10%         1.11%         1.13%(a)
 Net investment income ..............................         1.66%          1.26%         2.69%         1.14%(a)
Portfolio turnover rate .............................        32.81%         30.04%        29.56%        16.63%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1997 (effective date) to December 31, 1997.
(d)Based on average shares outstanding effective year ended December 31, 1999.
(e)Financial highlights presented reflect historical financial information from TVP - Templeton International Fund as a result of the merger discussed in
   Note 6.

                       See notes to financial statements.

TI-6
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, December 31, 2000

                                                                   COUNTRY          SHARES          VALUE
--------------------------------------------------------------------------------------------------------------
    Common Stocks 92.3%
    Aerospace & Defense 2.0%
    BAE Systems PLC .......................................    United Kingdom     2,764,936     $ 15,777,685
    Saab AB, B ............................................        Sweden           423,593        3,501,696
                                                                                                ------------
                                                                                                  19,279,381
                                                                                                ------------
    Air Freight & Couriers 1.1%
    Mayne Nickless Ltd., A ................................       Australia       3,119,588       10,123,073
                                                                                                ------------
    Airlines .9%
    British Airways PLC ...................................    United Kingdom     1,500,553        8,725,188
                                                                                                ------------
    Auto Components .6%
    Autoliv Inc., SDR .....................................        Sweden           393,611        6,173,963
                                                                                                ------------
    Automobiles 1.0%
    Volkswagen AG .........................................        Germany          181,815        9,652,942
                                                                                                ------------
    Banks 8.7%
    Australia & New Zealand Banking Group Ltd. ............       Australia       1,712,582       13,683,984
    BA Holding AG .........................................        Austria           56,130        3,088,091
    BA Holding AG, 144A ...................................        Austria          134,116        7,378,628
    Banca Nazionale del Lavoro SpA ........................         Italy         3,283,734       10,081,220
    Foreningssparbanken AB, A .............................        Sweden           275,345        4,216,772
    HSBC Holdings PLC .....................................       Hong Kong         370,855        5,491,577
    HSBC Holdings PLC, ADR ................................       Hong Kong         105,243        7,745,885
    National Bank of Canada ...............................        Canada           523,079        9,263,583
    Nordea AB .............................................        Sweden         2,135,083       16,838,036
    Unibanco Uniao de Bancos Brasileiros SA, GDR ..........        Brazil           209,029        6,153,291
                                                                                                ------------
                                                                                                  83,941,067
                                                                                                ------------
    Beverages .3%
    PanAmerican Beverages Inc., A .........................        Mexico           168,995        2,397,617
                                                                                                ------------
    Building Products .9%
    Hepworth PLC ..........................................    United Kingdom       775,101        3,253,565
    Novar PLC .............................................    United Kingdom     1,902,783        5,713,209
                                                                                                ------------
                                                                                                   8,966,774
                                                                                                ------------
    Chemicals 5.6%
    Akzo Nobel NV .........................................      Netherlands        329,003       17,668,239
    BASF AG ...............................................        Germany          276,469       12,575,857
    Clariant AG ...........................................      Switzerland         31,760       11,386,955
 (a)Elementis PLC .........................................    United Kingdom     3,163,208        5,245,001
    Imperial Chemical Industries PLC ......................    United Kingdom       499,408        4,121,759
    Kemira OY .............................................        Finland          634,389        3,216,228
                                                                                                ------------
                                                                                                  54,214,039
                                                                                                ------------
 (a)Commercial Services & Supplies 1.0%
    Chubb PLC .............................................    United Kingdom     2,724,071        6,348,014
    Kidde PLC .............................................    United Kingdom     2,724,071        2,889,160
                                                                                                ------------
                                                                                                   9,237,174
                                                                                                ------------
    Communications Equipment .9%
    Alcatel SA ............................................        France            62,176        3,531,633
    Alcatel SA, ADR .......................................        France            92,583        5,178,862
                                                                                                ------------
                                                                                                   8,710,495
                                                                                                ------------
    Computers & Peripherals .7%
    Fujitsu Ltd. ..........................................         Japan           470,271        6,934,644
                                                                                                ------------
    Construction & Engineering .3%
    Fletcher Challenge Building Ltd. ......................      New Zealand      3,662,514        3,176,494
                                                                                                ------------

                                                                           TI-7
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                  COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Diversified Financials 4.1%
    ING Groep NV .........................................      Netherlands        225,305      $ 17,996,817
    Nomura Securities Co. Ltd. ...........................         Japan           834,730        15,020,754
    Swire Pacific Ltd., B ................................       Hong Kong       7,938,127         6,920,507
                                                                                                ------------
                                                                                                  39,938,078
                                                                                                ------------
    Diversified Telecommunication Services 6.0%
 (a)Cia de Telecomunicaciones de Chile SA, ADR ...........         Chile           251,452         3,316,023
    Korea Telecom Corp., ADR .............................      South Korea        200,070         6,202,170
    Nippon Telegraph & Telephone Corp. ...................         Japan             1,463        10,543,336
    Philippine Long Distance Telephone Co., ADR ..........      Philippines        502,088         8,943,443
    Telecom Corp. of New Zealand Ltd. ....................      New Zealand      2,964,626         6,309,976
 (a)Telefonica SA, ADR ...................................         Spain           253,427        12,671,350
    Telefonos de Mexico SA (Telmex), L, ADR ..............        Mexico           210,229         9,486,584
                                                                                                ------------
                                                                                                  57,472,882
                                                                                                ------------
    Electric Utilities 8.3%
    CLP Holdings Ltd. ....................................       Hong Kong       2,378,158        11,860,453
    E.On AG ..............................................        Germany          271,353        16,508,477
    Gener SA, ADR ........................................         Chile           177,037         3,164,536
    Hong Kong Electric Holdings Ltd. .....................       Hong Kong       2,367,298         8,740,905
    Iberdrola SA, Br. ....................................         Spain           918,222        11,508,702
    Innogy Holdings PLC ..................................    United Kingdom     1,149,686         3,207,264
    International Power PLC ..............................    United Kingdom     1,149,686         4,177,601
    Korea Electric Power Corp. ...........................      South Korea        250,000         4,664,032
    Powergen PLC .........................................    United Kingdom     1,707,059        16,077,868
                                                                                                ------------
                                                                                                  79,909,838
                                                                                                ------------
    Electrical Equipment 1.4%
    Alstom SA ............................................        France           528,574        13,646,959
                                                                                                ------------
    Electronic Equipment & Instruments 1.0%
    Hitachi Ltd. .........................................         Japan         1,078,067         9,610,089
                                                                                                ------------
    Food & Drug Retailing 1.3%
    Safeway PLC ..........................................    United Kingdom     2,880,587        12,930,648
                                                                                                ------------
    Food Products 3.0%
    Northern Foods PLC ...................................    United Kingdom     1,910,572         3,924,289
    Tate & Lyle PLC ......................................    United Kingdom     1,925,078         7,117,351
    Unilever PLC .........................................    United Kingdom     2,112,924        18,038,272
                                                                                                ------------
                                                                                                  29,079,912
                                                                                                ------------
    Health Care Equipment & Supplies .8%
    Nycomed Amersham PLC .................................    United Kingdom       918,222         7,496,965
                                                                                                ------------
 (a)Hotels Restaurants & Leisure .4%
    P & O Princess Cruises PLC ...........................    United Kingdom       789,853         3,333,186
                                                                                                ------------
    Household Durables 2.5%
    Koninklijke Philips Electronics NV ...................      Netherlands        392,839        14,391,274
    Sony Corp. ...........................................         Japan           138,634         9,590,268
                                                                                                ------------
                                                                                                  23,981,542
                                                                                                ------------
    Insurance 10.0%
    Ace Ltd. .............................................        Bermuda          497,103        21,095,809
    AXA SA ...............................................        France           111,323        16,095,446
    AXA SA, 144A .........................................        France            10,120         1,463,183
 (a)Pacific Century Regional Developments Ltd. ...........       Singapore       6,410,127         3,271,605
    Scor .................................................        France           145,685         7,563,753

TI-8
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                 COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Insurance (cont.)
    Swiss Reinsurance Co. ...............................      Switzerland          6,369      $ 15,269,093
    XL Capital Ltd., A ..................................        Bermuda           99,328         8,678,784
    Zurich Financial Services AG ........................      Switzerland         38,597        23,270,144
                                                                                               ------------
                                                                                                 96,707,817
                                                                                               ------------
    Machinery 2.8%
    IHC Caland NV .......................................      Netherlands        109,264         5,129,139
    Invensys PLC ........................................    United Kingdom     1,829,526         4,236,089
    Komatsu Ltd. ........................................         Japan         2,196,343         9,712,375
    Volvo AB, B .........................................        Sweden           491,704         8,155,548
                                                                                               ------------
                                                                                                 27,233,151
                                                                                               ------------
    Marine .7%
    Koninklijke Nedlloyd Groep NV .......................      Netherlands        126,047         2,757,311
    Peninsular & Oriental Steam Navigation Co. ..........    United Kingdom       789,853         3,737,298
                                                                                               ------------
                                                                                                  6,494,609
                                                                                               ------------
    Media 1.7%
    Wolters Kluwer NV ...................................      Netherlands        600,280        16,366,201
                                                                                               ------------
    Metals & Mining 3.4%
    Barrick Gold Corp. ..................................        Canada           607,739         9,957,694
    BHP Ltd. ............................................       Australia         551,005         5,803,694
    Corus Group PLC .....................................    United Kingdom     4,733,704         4,967,550
    Industrias Penoles SA ...............................        Mexico           461,125           311,943
    Pohang Iron & Steel Co. Ltd. ........................      South Korea        185,150        11,196,818
                                                                                               ------------
                                                                                                 32,237,699
                                                                                               ------------
    Multiline Retail 1.7%
    Hudsons Bay Co. .....................................        Canada           210,238         2,057,589
    Marks & Spencer PLC .................................    United Kingdom     2,780,830         7,736,874
    Mothercare PLC ......................................    United Kingdom       661,679         1,383,790
    Next PLC ............................................    United Kingdom       451,914         5,565,975
                                                                                               ------------
                                                                                                 16,744,228
                                                                                               ------------
    Oil & Gas 5.4%
    Eni SpA .............................................         Italy         2,115,960        13,508,706
    Repsol YPF SA .......................................         Spain           730,405        11,671,339
    Shell Transport & Trading Co. PLC ...................    United Kingdom     1,679,653        13,737,210
    Total Fina Elf SA, B ................................        France            86,277        12,830,619
                                                                                               ------------
                                                                                                 51,747,874
                                                                                               ------------
    Paper & Forest Products 1.4%
    Stora Enso OYJ, R ...................................        Finland          584,330         6,905,071
    UPM-Kymmene Corp. ...................................        Finland          204,542         7,018,871
                                                                                               ------------
                                                                                                 13,923,942
                                                                                               ------------
    Pharmaceuticals 6.3%
    Aventis SA ..........................................        France           212,048        18,614,149
 (a)Elan Corp. PLC, ADR .................................    Irish Republic       264,619        12,387,477
    Merck KGAA ..........................................        Germany          370,710        16,183,954
    Teva Pharmaceutical Industries Ltd., ADR ............        Israel           187,622        13,743,312
                                                                                               ------------
                                                                                                 60,928,892
                                                                                               ------------
    Real Estate 2.4%
    Cheung Kong Holdings Ltd. ...........................       Hong Kong       1,808,137        23,123,586
                                                                                               ------------


                                                                           TI-9
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                            COUNTRY          SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Road & Rail 2.5%
    Nippon Express Co. Ltd. ........................................         Japan         2,115,342     $ 12,780,960
    Seino Transportation Co. Ltd. ..................................         Japan           321,672        1,354,853
    Stagecoach Holdings PLC ........................................    United Kingdom     9,856,847        9,791,619
                                                                                                         ------------
                                                                                                           23,927,432
                                                                                                         ------------
 (a)Semiconductor Equipment & Products .4%
    Hyundai Electronics Industries Co. .............................      South Korea      1,088,500        3,463,409
                                                                                                         ------------
    Transportation Infrastructure .1%
    Hong Kong Aircraft Engineering Co. Ltd. ........................       Hong Kong         551,901          976,453
                                                                                                         ------------
    Wireless Telecommunication Services .7%
    Smartone Telecommunications Holdings Ltd. ......................       Hong Kong       4,459,118        6,431,503
                                                                                                         ------------
    Total Common Stocks (Cost $806,960,832).........................                                      889,239,746
                                                                                                         ------------
    Preferred Stocks 3.1%
    Cia Vale do Rio Doce, A, ADR, pfd. .............................        Brazil           204,192        5,028,228
    Embratel Participacoes SA, ADR, pfd. ...........................        Brazil           231,091        3,625,240
    Petroleo Brasileiro SA, pfd. ...................................        Brazil           300,000        7,043,077
    Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. ..........        Brazil           129,339        9,425,580
    Volkswagen AG, pfd. ............................................        Germany          160,254        4,889,783
                                                                                                         ------------
    Total Preferred Stocks (Cost $27,493,443).......................                                       30,011,908
                                                                                                         ------------

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                                --------------
    Short Term Investments .5%
    Sallie Mae, 6.264%, 4/19/01 (Cost $5,000,000)..............................  United States   $ 5,000,000       4,999,230
                                                                                                                ------------
    Total Investments before Repurchase Agreements (Cost $839,454,275).........                                  924,250,884
                                                                                                                ------------
 (b)Repurchase Agreements 5.4%
    Lehman Brothers Inc., 6.40%, 1/02/01 (Maturity Value $25,017,778)
    Collateralized by Federal Home Loan Mortgage Corp. Discount Notes .........  United States    25,000,000      25,000,000
    Paribas Corp., 6.45%, 1/02/01 (Maturity Value $26,780,179)
    Collateralized by Fannie Mae Discount Notes ...............................  United States    26,761,000      26,761,000
                                                                                                                ------------
    Total Repurchase Agreements (Cost $51,761,000).............................                                   51,761,000
                                                                                                                ------------
    Total Investments (Cost $891,215,275) 101.3%...............................                                  976,011,884
    Other Assets, less Liabilities (1.3%) .....................................                                  (12,401,366)
                                                                                                                ------------
    Total Net Assets 100.0% ...................................................                                 $963,610,518
                                                                                                                ============

(a)Non-income producing
(b)See Note 1(c) regarding repurchase agreements.


                              See notes to financial statements.

TI-10
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ................................................     $839,454,275
                                                            ============
  Value ...............................................      924,250,884
 Repurchase agreements, at value and cost .............       51,761,000
 Receivables:
  Investment securities sold ..........................           98,283
  Capital shares sold .................................        2,872,986
  Dividends and interest ..............................        5,750,668
                                                            ------------
   Total assets .......................................      984,733,821
                                                            ------------
Liabilities:
 Payables:
  Capital shares redeemed .............................       19,743,969
  Affiliates ..........................................          882,563
  Professional fees ...................................           34,792
  Reports to shareholders .............................          319,156
 Funds advanced by custodian ..........................            1,198
 Other liabilities ....................................          141,625
                                                            ------------
   Total liabilities ..................................       21,123,303
                                                            ------------
    Net assets, at value ..............................     $963,610,518
                                                            ============
Net assets consist of:
 Undistributed net investment income ..................     $ 25,867,852
 Net unrealized appreciation ..........................       84,796,609
 Accumulated net realized gain ........................      197,744,112
 Capital shares .......................................      655,201,945
                                                            ------------
    Net assets, at value ..............................     $963,610,518
                                                            ============
Class 1:
 Net assets, at value .................................     $776,495,026
                                                            ============
 Shares outstanding ...................................       41,338,300
                                                            ============
 Net asset value and offering price per share .........     $      18.78
                                                            ============
Class 2:
 Net assets, at value .................................     $187,115,492
                                                            ============
 Shares outstanding ...................................       10,021,735
                                                            ============
 Net asset value and offering price per share .........     $      18.67
                                                            ============

                       See notes to financial statements.

                                                                          TI-11
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000

Investment income:
 (net of foreign taxes of $3,906,045)
 Dividends ...................................................    $  38,435,733
 Interest ....................................................        4,808,680
                                                                  -------------
   Total investment income ...................................       43,244,413
                                                                  -------------
Expenses:
 Management fees (Note 3) ....................................        9,942,391
 Administrative fees (Note 3) ................................        1,563,478
 Distribution fees - Class 2 (Note 3) ........................          376,383
 Custodian fees ..............................................          500,000
 Reports to shareholders .....................................          698,534
 Registration and filing fees ................................            3,050
 Professional fees (Note 3) ..................................           55,150
 Trustees' fees and expenses .................................           13,550
 Other .......................................................           17,827
                                                                  -------------
   Total expenses ............................................       13,170,363
                                                                  -------------
    Net investment income ....................................       30,074,050
                                                                  -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................      142,591,527
  Foreign currency transactions ..............................       (1,345,593)
                                                                  -------------
   Net realized gain .........................................      141,245,934
 Net unrealized depreciation on investments ..................     (180,372,699)
                                                                  -------------
Net realized and unrealized loss .............................      (39,126,765)
                                                                  -------------
Net decrease in net assets resulting from operations .........    $  (9,052,715)
                                                                  =============

                       See notes to financial statements.

TI-12
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                     2000                1999
                                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................   $   30,074,050       $   17,320,878
  Net realized gain from investments and foreign currency transactions .....      141,245,934           84,997,543
  Net unrealized appreciation (depreciation) on investments ................     (180,372,699)         128,046,409
                                                                               -----------------------------------
    Net increase (decrease) in net assets resulting from operations ........       (9,052,715)         230,364,830
 Distributions to shareholders from:
  Net investment income:
   Class 1 .................................................................      (20,195,709)         (26,406,410)
   Class 2 .................................................................       (2,255,259)          (1,047,921)
  Net realized gains:
   Class 1 .................................................................     (118,600,706)         (91,727,528)
   Class 2 .................................................................      (14,798,195)          (3,898,692)
                                                                               -----------------------------------
 Total distributions to shareholders .......................................     (155,849,869)        (123,080,551)
 Capital share transactions: (Note 2)
   Class 1 .................................................................     (129,050,261)         (14,797,710)
   Class 2 .................................................................       99,400,896           45,319,734
                                                                               -----------------------------------
 Total capital share transactions ..........................................      (29,649,365)          30,522,024
    Net increase (decrease) in net assets ..................................     (194,551,949)         137,806,303
Net assets:
 Beginning of year .........................................................    1,158,162,467        1,020,356,164
                                                                               -----------------------------------
 End of year ...............................................................   $  963,610,518       $1,158,162,467
                                                                               ===================================
Undistributed net investment income included in net assets:
 End of year ...............................................................   $   25,867,852       $   16,772,639
                                                                               ===================================

                       See notes to financial statements.

                                                                          TI-13
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton International Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, 54% of the Fund's shares were sold through one insurance company. The Fund seeks long-term capital growth. The portfolio invests primarily in equity securities of companies outside the U.S., including emerging markets.

Effective May 1, 2000, the name of the Templeton International Equity Fund changed to Templeton International Securities Fund as a result of fund mergers, as discussed in Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2000, all repurchase agreements held by the Fund had been entered into on December 29, 2000.

TI-14
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differ by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                              Year Ended December 31,
                                                        --------------------------------------------------------------------
                                                                     2000                                 1999
                                                        --------------------------------------------------------------------
                                                          Shares             Amount            Shares             Amount
Class 1 Shares:                                         --------------------------------------------------------------------
Shares sold ........................................     12,544,954     $   237,099,440        4,898,075     $    98,598,572
Shares issued on merger (Note 6) ...................     35,794,416         651,458,377               --                  --
Shares issued on reinvestment of distributions .....      7,326,841         138,796,415        6,924,615         118,133,938
Shares redeemed ....................................    (61,827,748)     (1,156,404,493)     (11,722,543)       (231,530,220)
                                                        --------------------------------------------------------------------
Net increase (decrease) ............................     (6,161,537)    $  (129,050,261)         100,147     $   (14,797,710)
                                                        ====================================================================
Class 2 Shares:
Shares sold ........................................     51,772,474     $   972,961,568       57,320,488     $ 1,117,974,227
Shares issued on merger (Note 6) ...................        177,521           3,216,683               --                  --
Shares issued on reinvestment of distributions .....        904,696          17,053,454          290,806           4,946,613
Shares redeemed ....................................    (47,412,674)       (893,830,809)     (54,967,087)     (1,077,601,106)
                                                        --------------------------------------------------------------------
Net increase .......................................      5,442,017     $    99,400,896        2,644,207     $    45,319,734
                                                        ====================================================================


                                                                          TI-15
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

     Entity                                                              Affiliation
     ------------------------------------------------------------------------------------------
          Franklin Templeton Services, LLC (FT Services)                 Administrative manager
          Templeton Investment Counsel, LLC (TIC)                        Investment manager
          Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
          Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

     Annualized Fee Rate    Daily Net Assets
     ------------------------------------------------------------------------------------------
         .75%               First $200 million
        .675%               Over $200 million, up to and including $1.3 billion
         .60%               Over $1.3 billion

The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

     Annualized Fee Rate    Daily Net Assets
     ------------------------------------------------------------------------------------------
         .15%               First $200 million
        .135%               Over $200 million, up to and including $700 million
         .10%               Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $9,632 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, merger related expenses, and gains (losses) realized on in-kind shareholder redemptions.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $891,353,012 was as follows:


            Unrealized appreciation .................  $ 235,847,269
            Unrealized depreciation .................   (151,188,397)
                                                       -------------
            Net unrealized appreciation .............  $  84,658,872
                                                       =============


TI-16
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $439,898,109 and $1,229,714,659, respectively.

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton International Securities Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Templeton International Fund pursuant to a plan of reorganization approved by the TVP - Templeton International Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton International Fund survived the reorganization; therefore, the financial statements of FTVIPT - Templeton International Securities Fund reflect the financial statements of TVP - Templeton International Fund. Immediately preceding the merger, FTVIPT - Templeton International Securities Fund completed a reverse split of its shares in the ratio of one new Class 1 share for each .6496 existing Class 1 share and one new Class 2 share for each .6496 existing Class 2 share. As a result, the FTVIPT - Templeton International Securities Fund net asset value per share was $18.20 for Class 1 and $18.12 for Class 2 on May 1, 2000. TVP - Templeton International Fund's shareholders contributed net assets having an aggregate value of $1,071,394,151 (including $137,586,448 of unrealized appreciation) in exchange for 35,794,416 Class 1 shares and 177,521 Class 2 shares (post-split) of the FTVIPT - Templeton International Securities Fund. Immediately prior to the merger, FTVIPT - Templeton International Securities Fund had net assets of $654,675,060 (including unrealized appreciation of $16,819,111). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton International Securities Fund were $1,726,069,211.


                                                                          TI-17
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton International Securities Fund (the Fund), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001


TI-18
Page

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $155,849,714 as a capital gain dividend for the fiscal year ended December 31, 2000.

                                                                          TI-19

Page

                                                         INDEX DEFINITIONS

--------------------------------------------------------------------------------
Consumer Price Index is a measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United
States; published by the Bureau of Labor Statistics.
--------------------------------------------------------------------------------

Credit Suisse First Boston Global High Yield (CSFB HY) Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The modular nature of the index allows customization of data to meet client needs. The index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. The CSFB HY Index follows a total of
250 sectors. CS First Boston has maintained the index since January 1986. While the index is priced and run weekly, monthly returns are typically used for performance attribution.
--------------------------------------------------------------------------------
Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends, and substitutions of stocks. It represents about 25%
of the NYSE market capitalization.
--------------------------------------------------------------------------------
JP Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index is composed of securities in the Lehman Brothers Government and Credit Indexes, including U.S. Treasury, U.S.
government and agency securities; publicly issued U.S. corporate and foreign debentures; and secured notes that meet maturity, liquidity and quality specifications. Total return includes price appreciation/depreciation and income as a percentage of the original investment.
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least
$100 million for U.S. government issues and $50 million for all others. All returns are market-value weighted inclusive of accrued interest. The index is a composite of the Government/Corporate Index and the Mortgage-Backed Securities Index. Total return includes price appreciation/ depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.



                                                                            I-1
Page

--------------------------------------------------------------------------------
Lehman Brothers Intermediate Government Bond Index includes securities issued by the U.S. government or its agencies with maturities from one up to, but not including, 10 years. These securities must have at least $100 million par amount outstanding and must be rated investment grade (Baa3 or better) by Moody's Investors Service. If a Moody's rating is not available, the Standard & Poor's or Fitch rating is used. These must be fixed-rate securities, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.
--------------------------------------------------------------------------------
Lipper VIP Growth & Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Growth & Income Funds Objective Classification in the Lipper VIP underlying funds universe. Lipper Growth & Income Funds are defined as all mutual funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. As of 12/31/00, there were 243 funds in this category.
--------------------------------------------------------------------------------
Lipper VIP Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds Objective Classification in the Lipper VIP underlying funds universe. Lipper Income Funds are defined as all mutual funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/00, there were 16 funds in this category.
--------------------------------------------------------------------------------
Lipper VIP U.S. Mortgage Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S.
Mortgage Funds Objective Classification in the Lipper VIP underlying funds universe. Lipper U.S. Mortgage Funds are defined as all funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. As of 12/31/00, there were 7 funds in this category.
--------------------------------------------------------------------------------
Merrill Lynch Treasury Zero Coupon 5-, 10- and 20-Year Bond Total Return
Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country World Free Index is an equity index that measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).


I-2
Page

--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an equity index that measures the total return (dividends are reinvested) of equity securities in emerging markets globally. Only securities available to foreign (non-local) investors are included. The securities in the index are capitalization weighted (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included in the index are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Pacific Index comprises five developed market countries or regions in the Pacific: Australia, Hong Kong, Japan, New Zealand and Singapore. The MSCI indexes define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry. The index applies full market capitalization weights to each included stock.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets globally. Securities included in the index are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market value weighted.
--------------------------------------------------------------------------------
Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.
--------------------------------------------------------------------------------
Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.



                                                                            I-3
Page

--------------------------------------------------------------------------------
Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes.
--------------------------------------------------------------------------------
Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.
--------------------------------------------------------------------------------
Salomon Smith Barney Global Ex-U.S. less than $1 Billion Index is a total-capitalization weighted index that includes all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below U.S.$1 billion.
--------------------------------------------------------------------------------
Salomon Smith Barney Global Ex-U.S. less than $2 Billion Index is a total-capitalization weighted index that includes all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below U.S.$2 billion.
--------------------------------------------------------------------------------
Standard & Poor's 500 (S&P 500) consists of 500 widely held domestic common stocks comprising four broad sectors: industrials, utilities, financials and transportation. It is a market value-weighted index, where the stock price is multiplied by the number of shares outstanding, with each stock affecting the index in proportion to its market value. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.
--------------------------------------------------------------------------------
S&P(R)/International Finance Corporation (IFC) Investable Composite Index measures the total return with dividends reinvested of equity securities in emerging markets globally. Securities' weights are adjusted to reflect only the portion of the market capitalization available to foreign (non-local) investors. Securities included in the index are weighted according to their adjusted market capitalization (outstanding investable shares times price).

I-4
Page

--------------------------------------------------------------------------------
S&P 500 Health Care Composite Index is a capitalization-weighted index of all of the stocks in the Standard & Poor's 500 that are involved in the business of health care related products or services. The index was developed with a base of 100 as of January 14, 1987.
--------------------------------------------------------------------------------
Wilshire Real Estate Securities Index is a market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The index is composed of companies whose charter is the equity ownership and operation of commercial real estate. The index rebalances monthly and returns are calculated on a buy-and-hold basis.
--------------------------------------------------------------------------------

                                                                            I-5


PAGE


[FRANKLIN TEMPLETON LOGO]
FRANKLIN(R) TEMPLETON(R) INVESTMENTS

100 Fountain Parkway
St. Petersburg, Florida 33716-1205



ANNUAL REPORT

INSURANCE ISSUER
Phoenix Home Life Mutual Insurance Co.

TIP DISTRIBUTOR
WS Griffith and Co., Inc.

SERVICE CENTER
Variable Annuity Operations
800/243-4840

INVESTMENT MANAGERS
Franklin Mutual Advisers, LLC
Templeton Investment Counsel, LLC
Templeton Asset Management, Ltd., Singapore
Templeton Global Advisors Limited
Phoenix Investmetn Counsel, Inc.

TRUST DISTRIBUTOR
Franklin Templeton Distributors, Inc.

This report must be preceded or accompanied by the current Templeton Investment Plus (TIP) prospectus, which includes the Franklin Templeton Variable Insurance Products Trust and The Phoenix Edge Series Fund prospectuses, which contain more detailed information, including sales charges, risks of an investment in TIP. Please read the prospectuses carefully before investing or sending your money. These reports and prospectuses do not constitute an offering in any jurisdicion in which such offering may not lawfully be made. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.




OL2958A 02/01                [RECYCLED GRAPHICS] Printed on recycled paper